STATEMENT OF ADDITIONAL INFORMATION


                              COVA SERIES TRUST
                          ONE TOWER LANE, SUITE 3000
                    OAKBROOK TERRACE, ILLINOIS  60181-4644


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS BUT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR COVA SERIES TRUST, DATED MAY 1, 1997 (the "PROSPECTUS"). A COPY OF THE PROSPECTUS MAY BE OBTAINED WITHOUT CHARGE BY CALLING (800) 831-LIFE, OR WRITING COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AT ONE TOWER LANE, SUITE 3000, OAKBROOK TERRACE, ILLINOIS 60181-4644.

The Prospectus and this Statement of Additional Information omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. These items may be obtained from the Commission upon payment of the fee prescribed, or inspected at the Commission's office at no charge.





                 THIS STATEMENT OF ADDITIONAL INFORMATION IS
                              DATED MAY 1, 1997


                              TABLE OF CONTENTS

                                                                          PAGE

GENERAL INFORMATION AND HISTORY

INVESTMENT OBJECTIVES AND POLICIES

STOCK INDEX PORTFOLIO - MONITORING PROCEDURES

INVESTMENT LIMITATIONS

DESCRIPTION OF SECURITIES RATINGS

OFFICERS AND TRUSTEES

COMPENSATION TABLE

SUBSTANTIAL SHAREHOLDERS

OWNERSHIP BY CERTAIN BENEFICIAL OWNERS

CUSTODIAN

PERFORMANCE DATA

LEGAL COUNSEL AND INDEPENDENT AUDITORS

INVESTMENT ADVISORY AGREEMENT

PORTFOLIO TRANSACTIONS

FINANCIAL STATEMENTS

                        GENERAL INFORMATION AND HISTORY

Cova Series Trust was established as a Massachusetts business trust under a Declaration of Trust dated July 9, 1987. The Trust changed its name from "Van Kampen Merritt Series Trust" to its current name on May 1, 1996.

                      INVESTMENT OBJECTIVES AND POLICIES

OBJECTIVES

For a description of the objectives of the Portfolios, see "Prospectus - Investment Objectives." The following information is provided for those investors wishing to have more comprehensive information than that contained in the Prospectus.

ADDITIONAL INFORMATION - INVESTMENT OBJECTIVES AND POLICIES OF PORTFOLIOS MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT INC.

       QUALITY BOND PORTFOLIO. The Quality Bond Portfolio is designed to be an economical and convenient means of making substantial investments in a broad range of corporate and government debt obligations and related investments of domestic and foreign issuers, subject to certain quality and other restrictions. See "Quality and Diversification Requirements." The Portfolio's investment objective is to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Although the net asset value of the Portfolio will fluctuate, the Portfolio attempts to conserve the value of its investments to the extent consistent with its objective.

       The Portfolio attempts to achieve its investment objective by investing in high grade corporate and government debt obligations and related securities of domestic and foreign issuers described in the Prospectus and this Statement of Additional Information.

     INVESTMENT PROCESS

     Duration/yield curve management: The Sub-Adviser's duration decision begins with an analysis of real yields, which its research indicates are generally a reliable indicator of longer term interest rate trends. Other factors the Sub-Adviser studies in regard to interest rates include economic growth and inflation, capital flows and monetary policy. Based on this analysis, the Sub-Adviser forms a view of the most likely changes in the level and shape of the yield curve -- as well as the timing of those changes -- and sets the Portfolio's duration and maturity structure accordingly. The Sub-Adviser typically limits the overall duration of the Portfolio to a range between one year shorter and one year longer than that of the Salomon Brothers Broad Investment Grade Bond Index, the benchmark index.

        Sector allocations: Sector allocations are driven by the Sub-Adviser's fundamental and quantitative analysis of the relative valuation of a broad array of fixed income sectors. Specifically, the Sub-Adviser utilizes market and credit analysis to assess whether the current risk-adjusted yield spreads of various sectors are likely to widen or narrow. The Sub-Adviser then overweights (underweights) those sectors its analysis indicates offer the most (least) relative value, basing the speed and magnitude of these shifts on valuation considerations.

         Security selection: Securities are selected by the portfolio manager, with substantial input from the Sub-Adviser's fixed income analysts and traders. Using quantitative analysis as well as traditional valuation methods, the Sub-Adviser's applied research analysts aim to optimize security selection within the bounds of the Portfolio's investment objective. In addition, credit analysts -- supported by the Sub-Adviser's equity analysts -- assess the creditworthiness of issuers and counterparties. A dedicated trading desk contributes to security selection by tracking new issuance, monitoring dealer inventories, and identifying attractively priced bonds. The traders also handle all transactions for the Portfolio.

         SELECT EQUITY PORTFOLIO AND LARGE CAP STOCK PORTFOLIO. The investment objective of each Portfolio is long-term growth of capital and income.

     In normal circumstances, at least 65% of each Portfolio's net assets will be invested in equity securities consisting of common stocks and other securities with equity characteristics comprised of preferred stock, warrants, rights, convertible securities, trust certificates, limited partnership interests and equity participations (collectively, "Equity Securities"). Each Portfolio's primary equity investments are the common stock of large and medium sized U.S. corporations and, to a limited extent, similar securities of foreign corporations.

     INVESTMENT PROCESS

     Fundamental research: The Sub-Adviser's domestic equity analysts, each an industry specialist, follow 700 predominantly large- and medium-sized U.S. companies -- 500 of which form the universe for each Portfolio's investments. Their research goal is to forecast normalized, longer term earnings and dividends for the most attractive companies among those they cover. In doing this, they may work in concert with the Sub-Adviser's international equity analysts in order to gain a broader perspective for evaluating industries and companies in today's global economy.

     Systematic valuation: The analysts' forecasts are converted into comparable expected returns by a dividend discount model, which calculates those expected returns by comparing a company's current stock price with the "fair value" price forecasted by its estimated long term earnings power. Within each sector, companies are ranked by their expected return and grouped into quintiles: those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

     Disciplined portfolio construction: A diversified portfolio is constructed using disciplined buy and sell rules. The specific names selected reflect the portfolio manager's judgment concerning the soundness of the underlying forecasts, the likelihood that the perceived misvaluation will be corrected within a reasonable time frame and the magnitude of the risks versus the rewards. Portfolio sector weightings are held close to those of the S&P 500 Index, reflecting the Sub-Adviser's belief that its research has the potential to add value at the individual stock level, but not at the sector level. Sector neutrality is also seen as a way to help protect the portfolio from macroeconomic risks, and -- together with diversification -- represents an important element of the Sub-Adviser's risk control strategy. A dedicated trading desk handles all transactions for the Portfolio.

       SMALL CAP STOCK PORTFOLIO. This Portfolio is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher return over time than might be expected from a portfolio of stocks of large companies. The Portfolio's investment objective is to provide a high total return from a portfolio of Equity Securities of small companies.

       The Portfolio attempts to achieve its investment objective by investing primarily in the common stock of small U.S. companies included in the Russell 2000 Index, which is composed of 2000 common stocks of U.S. companies with market capitalizations ranging between $100 million and $1.5 billion.

     INVESTMENT PROCESS

      Fundamental Research: The Sub-Adviser's domestic equity analysts -- each an industry specialist -- continuously monitor the small cap stocks in their respective sectors with the aim of identifying companies that exhibit superior financial strength and operating returns. Meetings with management and on-site visits play a key role in shaping their assessments. Their research goal is to forecast normalized, long-term earnings and dividends for the most attractive small cap companies among those they monitor -- a universe that generally contains a total of 300-350 names. Because the Sub-Adviser's analysts follow both the larger and smaller companies in their industries -- in essence, covering their industries from top to bottom -- they are able to bring broad perspective to the research they do on both.

     Systematic valuation: The analysts' forecasts are converted into comparable expected returns by the Sub-Adviser's dividend discount model, which calculates those returns by comparing a company's current stock price with the "fair value" price forecasted by its estimated long-term earnings power. Within each industry, companies are ranked by their expected returns and grouped into quintiles: those with the highest expected returns (Quintile
1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

     Disciplined portfolio construction: A diversified portfolio is constructed using disciplined buy and sell rules. Purchases are concentrated among the stocks in the top two quintiles of the rankings: the specific names selected reflect the portfolio manager's judgment concerning the soundness of the underlying forecasts, the likelihood that the perceived misevaluation will soon be corrected and the magnitude of the risks versus the rewards. Once a stock falls into the third quintile -- because its price has risen or its fundamentals have deteriorated -- it generally becomes a sale candidate. The portfolio manager seeks to hold sector weightings close to those of the Russell 2000 Index, the Portfolio's benchmark, reflecting the Sub-Adviser's belief that its research has the potential to add value at the individual stock level, but not at the sector level. Sector neutrality is also seen as a way to help to protect the portfolio from macroeconomic risks, and -- together with diversification -- represents an important element of the Sub-Adviser's investment strategy.

      INTERNATIONAL EQUITY PORTFOLIO. This Portfolio is designed for investors with a long-term investment horizon who want to diversify their portfolios by investing in an actively managed portfolio of non-U.S. securities that seeks to outperform the Morgan Stanley Capital International Europe, Australia and Far East Index (the "EAFE Index"). The Portfolio's investment objective is to provide a high total return from a portfolio of Equity Securities of foreign corporations.

     The Portfolio seeks to achieve its investment objective by investing primarily in the Equity Securities of foreign corporations. Under normal circumstances, the Portfolio expects to invest at least 65% of its total assets in such securities. The Portfolio does not intend to invest in U.S. securities (other than money market instruments), except temporarily, when extraordinary circumstances prevailing at the same time in a significant number of developed foreign countries render investments in such countries inadvisable.

     INVESTMENT PROCESS

      Country allocation: The Sub-Adviser's country allocation decision begins with a forecast of equity risk premiums, which provide a valuation signal by measuring the relative attractiveness of stocks versus bonds. Using a proprietary approach, the Sub-Adviser calculates this risk premium for each of the nations in the Portfolio's universe, determines the extent of its deviation -- if any -- from its historical norm, and then ranks countries according to the size of those deviations. Countries with high (low) rankings are overweighted (underweighted) in comparisons to the EAFE Index to reflect the above-average (below-average) attractiveness of their stock markets. In determining weightings, the Sub-Adviser analyzes a variety of qualitative factors as well -- including the liquidity, earnings momentum and interest rate climate of the market at hand. These qualitative assessments can change the magnitude but not the direction of the country allocations called for by the risk premium forecast. The Sub-Adviser places limits on the total size of the Portfolio's country over- and under-weightings relative to the EAFE Index.

     Stock selection: The Sub-Adviser's international equity analysts, each an industry and country specialist, forecast normalized earnings and dividend payouts for roughly 1,000 non-U.S. companies -- taking a long-term perspective rather than the short time frame common to consensus estimates. These forecasts are converted into comparable expected returns by a dividend discount model, and then companies are ranked from most to least attractive by industry and country. A diversified portfolio is constructed using disciplined buy and sell rules. The portfolio manager's objective is to concentrate the purchases in the top third of the rankings, and to keep sector weightings close to those of the EAFE Index, the Portfolio's benchmark. Once a stock falls into the bottom third of the rankings, it generally becomes a sales candidate. Where available, warrants and convertibles may be purchased instead of common stock if they are deemed a more attractive means of investing in an undervalued company.

        Currency management: Currency is actively managed, in conjunction with country and stock allocation, with the goal of protecting and possibly enhancing the Portfolio's return. The Sub-Adviser's currency decisions are supported by a proprietary tactical mode which forecasts currency movements based on an analysis of four fundamental factors -- trade balance trends, purchasing power parity, real short-term interest differentials and real bond yields -- plus a technical factor designed to improve the timing of transactions. Combining the output of this model with a subjective assessment of economic, political and market factors, the Sub-Adviser's currency group recommends currency strategies that are implemented in conjunction with the Portfolio's investment strategy.

MONEY MARKET INSTRUMENTS

As discussed in the Prospectus, each Portfolio may invest in money market instruments to the extent consistent with its investment objective and policies. A description of the various types of money market instruments that may be purchased by the Portfolios appears below. See "Quality and Diversification Requirements."

         U.S. TREASURY SECURITIES. Each of the Portfolios may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

     ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. Each of the Portfolios may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, each Portfolio must look principally to the federal agency issuing or guaranteeing the obligations for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Portfolio may invest that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank.

        FOREIGN GOVERNMENT OBLIGATIONS. Each of the Portfolios, subject to its applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See "Foreign Investments."

     STRIPPED U.S. GOVERNMENT OBLIGATIONS. As described in the Prospectus and subject to their respective investment policies, certain Portfolios may hold stripped U.S. Treasury securities, including (1) coupons that have been stripped from U.S. Treasury bonds, which are held through the Federal Reserve Bank's book-entry system called "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS") or (2) through a program entitled "Coupon Under Book-Entry Safekeeping" ("CUBES"). Certain Portfolios may also acquire U.S. Government obligations and their unmatured interest coupons that have been stripped by a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and "Certificates of Accrual on Treasury Securities" ("CATS"). Such securities may not be as liquid as STRIPS and CUBES and are not viewed by the staff of the SEC as U.S. Government securities for purposes of the 1940 Act.

       The stripped coupons are sold separately from the underlying principal, which is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped principal-only securities acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury Department sells itself. In the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder), the underlying U.S. Treasury bonds and notes themselves are held in trust on behalf of the owners.

     The U.S. Government does not issue stripped Treasury securities directly. The STRIPS program, which is ongoing, is designed to facilitate the secondary market in the stripping of selected U.S. Treasury notes and bonds into separate interest and principal components. Under the program, the U.S. Treasury continues to sell its notes and bonds through its customary auction process. A purchaser of those specified notes and bonds who has access to a book-entry account at a Federal Reserve bank, however, may separate the Treasury notes and bonds into interest and principal components. The selected Treasury securities thereafter may be maintained in the book-entry system operated by the Federal Reserve in a manner that permits the separate trading and ownership of the interest and principal payments.

     For custodial receipts, the underlying debt obligations are held separate from the general assets of the custodian and nominal holder of such securities, and are not subject to any right, charge, security interest, lien or claim of any kind in favor of or against the custodian or any person claiming through the custodian. The custodian is also responsible for applying all payments received on those underlying debt obligations to the related receipts or certificates without making any deductions other than applicable tax withholding. The custodian is required to maintain insurance for the protection of holders of receipts or certificates in customary amounts against losses resulting from the custody arrangement due to dishonest or fraudulent action by the custodian's employees. The holders of receipts or certificates, as the real parties in interest, are entitled to the rights and privileges of the underlying debt obligations, including the right, in the event of default in payment of principal or interest, to proceed individually against the issuer without acting in concert with other holders of those receipts or certificates or the custodian.

     VARIABLE AND FLOATING RATE INSTRUMENTS. Subject to their respective investment limitations, certain Portfolios may purchase variable and floating rate obligations. The Sub-Advisers will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such obligations and, for obligations subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, a variable or floating rate instrument issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or a variable or floating rate instrument scheduled on its face to be paid in 397 days or less, will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Other variable or floating rate notes will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time the Portfolio can recover payment of principal as specified in the instrument.

       BANK OBLIGATIONS. Each of the Portfolios, unless otherwise noted in the Prospectus or below, may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which (for those Portfolios managed by J.P. Morgan Investment Management Inc. except the International Equity Portfolio) have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees) with respect to the Portfolios managed by J.P. Morgan Investment Management Inc. See "Foreign Investments." The Portfolios will not invest in obligations for which J.P. Morgan Investment Management Inc., or any of its affiliated persons, is the ultimate obligor or accepting bank. Each of the Portfolios may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

      COMMERCIAL PAPER. Each of the Portfolios may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The monies loaned to the borrower come from accounts managed by a Sub-Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Sub-Adviser, or its affiliates, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligations on demand which is continuously monitored by the Sub-Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Portfolios may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Sub-Adviser to have a credit quality which satisfies the Portfolio's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Portfolios to be liquid because they are payable upon demand. The Portfolios do not have any specific percentage limitation on investments in master demand obligations.

       REPURCHASE AGREEMENTS. Each of the Portfolios may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Trustees of the Trust. In a repurchase agreement, a Portfolio buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Portfolio is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Portfolio to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Portfolios invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Portfolios will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Portfolios in each agreement plus accrued interest, and the Portfolios will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. The Money Market Portfolio will be fully collateralized within the meaning of paragraph (a)(3) of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). If the seller defaults, a Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by a Portfolio may be delayed or limited.

     Each of the Portfolios may make investments in other debt securities with remaining effective maturities of not more than thirteen months, including without limitation corporate and foreign bonds, asset-backed securities and other obligations described in the prospectus or this Statement of Additional Information.

CORPORATE BONDS AND OTHER DEBT SECURITIES

As discussed in the Prospectus, certain of the Portfolios may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with their investment objectives and policies. A description of these investments appears in the prospectus and below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

       ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Portfolio may invest are subject to the Portfolio's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

EQUITY INVESTMENTS

As discussed in the prospectus, certain of the Portfolios invest primarily in Equity Securities. The Equity Securities in which these Portfolios invest include those listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. A discussion of the various types of equity investments which may be purchased by these Portfolios appears in the prospectus and below. See "Quality and Diversification Requirements."

        EQUITY SECURITIES. The Equity Securities in which these Portfolios may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

       The convertible securities in which these Portfolios may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

     The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

RIGHTS AND WARRANTS

Certain of the Portfolios may participate in rights offerings and purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Portfolio could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights' or warrants' expiration. Also, the purchase of rights or warrants involves the risk that the effective price paid for the right or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

FOREIGN INVESTMENTS

Each of the Portfolios may invest in foreign securities except that the Stock Index Portfolio may only invest in the foreign securities of issuers in the S&P 500 Index. The International Equity Portfolio makes substantial investments in foreign countries. The Quality Bond, Select Equity, Large Cap Stock, Small Cap Stock and Quality Income Portfolios may invest in certain foreign securities. The Quality Bond Portfolio may invest in U.S. and non-U.S. dollar-denominated fixed income securities of foreign issuers. The Select Equity and Large Cap Stock Portfolios may invest in equity securities of foreign corporations listed on a U.S. securities exchange. The Small Cap Stock Portfolio may invest in equity securities of foreign issuers that are listed on a national securities exchange or denominated or principally traded in the U.S. dollar. The Quality Bond Portfolio, Select Equity Portfolio, Large Cap Stock Portfolio and the Small Cap Stock Portfolio do not expect to invest more than 25%, 5%, 5%, and 5%, respectively, of their total assets at the time of purchase in securities of foreign issuers. All investments of the Money Market Portfolio must be U.S. dollar-denominated. In the case of the Quality Bond Portfolio, any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase. Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). (See "ADRs and EDRs", below.)

Since investments in foreign securities may involve foreign currencies, the value of a Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. Certain of the Portfolios may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Portfolios' currency exposure related to foreign investments. The Portfolios will not enter into such commitments for speculative purposes.

For a description of the risks associated with investing in foreign securities, see "Investment Practices" and "Risk Factors" in the Prospectus.

ADRs AND EDRs

Certain Portfolios may invest their assets in securities such as ADRs and EDRs, which are receipts issued by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs and EDRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR and EDR prices are denominated in U.S. dollars, even though the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. Investments in such instruments involve risks similar to those of investing directly in foreign securities. Such risks include political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.

ADDITIONAL INVESTMENTS

       WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each of the Portfolios may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to a Portfolio until settlement takes place. At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Portfolio will maintain with the Custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such comments. On delivery dates for such transactions, each Portfolio will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of each Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments.

      SECURITIES OF OTHER INVESTMENT COMPANIES. Securities of other investment companies may be acquired by each of the Portfolios to the extent permitted under the 1940 Act. These limits require that, as determined immediately after a purchase is made, (I) not more than 5% of the value of a Portfolio's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Portfolio.

     REVERSE REPURCHASE AGREEMENTS. Each of the Portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Portfolio sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. For purposes of the 1940 Act it is also considered as a borrowing of money by the Portfolio and, therefore, a form of leverage. The Portfolios will invest the proceeds of borrowings under reverse repurchase agreements. In addition, a Portfolio will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. A Portfolio will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Portfolio may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Portfolio will establish and maintain with the Custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements.

     MORTGAGE DOLLAR ROLL TRANSACTIONS. Certain of the Portfolios of the Trust may engage in mortgage dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, In a mortgage dollar roll transaction, the Portfolio sells a mortgage backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Portfolio will not be entitled to receive any interest or principal paid on the securities sold. The Portfolio is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Portfolio may also be compensated by receipt of a commitment fee. When the Portfolio enters into a mortgage dollar roll transaction, liquid assets in an amount sufficient to pay for the future repurchase are segregated with the Custodian. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of the Portfolio's investment restrictions.

     LOANS OF PORTFOLIO SECURITIES. Each of the Portfolios may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Portfolio any income accruing thereon. Loans will be subject to termination by the Portfolios in the normal settlement time, generally five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Portfolio and its respective investors. The Portfolios may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Portfolio will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and no Portfolio will make any loans in excess of one year.

      PRIVATELY PLACED AND CERTAIN UNREGISTERED SECURITIES. The Portfolios may invest in privately placed, restricted, Rule 144A or other unregistered securities as described in the Prospectus.

      As to illiquid investments, a Portfolio is subject to a risk that should the Portfolio decide to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected. Where an illiquid security must be registered under the Securities Act of 1933, as amended (the "1933 Act") before it may be sold, a Portfolio may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Portfolio might obtain a less favorable price than prevailed when it decided to sell.

QUALITY AND DIVERSIFICATION REQUIREMENTS

Each of the Portfolios intends to meet the diversification requirements of the 1940 Act. To meet these requirements, 75% of the assets of these Portfolios is subject to the following fundamental limitations: (1) the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Portfolio's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer, subject to the limitation of any applicable state securities laws, or with respect to the Money Market Portfolio, as described below. Investments not subject to the limitations described above could involve an increased risk to a Portfolio should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

     QUALITY BOND AND QUALITY INCOME PORTFOLIOS. These Portfolios invest principally in a diversified portfolio of "high grade" and "investment grade" securities. Investment grade debt is rated, on the date of investment, within the four highest ratings of Moody's, currently Aaa, Aa, A and Baa, or of Standard & Poor's, currently AAA, AA, A and BBB, while high grade debt is rated, on the date of the investment, within the two highest of such ratings. The Quality Bond Portfolio may also invest up to 5% of its total assets in securities which are "below investment grade." Such securities must be rated, on the date of investment, Ba by Moody's or BB by Standard & Poor's. The Portfolios may invest in debt securities which are not rated or other debt securities to which these ratings are not applicable, if in the opinion of the Sub-Adviser, such securities are of comparable quality to the rated securities discussed above. In addition, at the time the Portfolios invest in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Sub-Adviser's opinion.

     CONVERTIBLE AND OTHER DEBT SECURITIES. Certain of the Portfolios may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time a Portfolio invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, of ir no such ratings are available, the investment must be of comparable quality in the Sub-Adviser's opinion. At the time the Portfolio invests in any other short-term debt securities, they must be rated A or higher by Moody's or Standard & Poor's, or if unrated, the investment must be of comparable quality in the Sub-Adviser's opinion.

     In determining suitability of investment in a particular unrated security, the Sub-Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

GNMA CERTIFICATES

     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION. The Government National Mortgage Association is a wholly-owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development. GNMA's principal programs involve its guarantees of privately issued securities backed by pools of mortgages.

     NATURE OF GNMA CERTIFICATES. GNMA Certificates are mortgage-backed securities. The Certificates evidence part ownership of a pool of mortgage loans. The Certificates which the Portfolio purchases are of the modified pass-through type. Modified pass-through Certificates entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of fees paid to the GNMA Certificate issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

       GNMA Certificates are backed by mortgages and, unlike most bonds, their principal amount is paid back by the borrower over the length of the loan rather than in a lump sum at maturity. Principal payments received by the Portfolio will be reinvested in additional GNMA Certificates or in other permissible investments.

     GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal of and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The GNMA guarantee is backed by the full faith and credit of the United States. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee. The net asset value and return of the Portfolio will, however, fluctuate depending on market conditions and other factors.

     LIFE OF GNMA CERTIFICATES. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will result in the return of a portion of principal invested before the maturity of the mortgages in the pool.

      As prepayment rates of individual mortgage pools will vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the Federal Housing Administration are normally used as an indicator of the expected average life of GNMA Certificates. These statistics indicate that the average life of single-family dwelling mortgages with 25-30 year maturities (the type of mortgages backing the vast majority of GNMA Certificates) is approximately 12 years. For this reason, it is customary for pricing purposes to consider GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

    YIELD CHARACTERISTICS OF GNMA CERTIFICATES. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the GNMA Certificate issuer. For the most common type of mortgage pool, containing single-family dwelling mortgages, GNMA receives an annual fee of 0.06 of 1% of the outstanding principal for providing its guarantee, and the GNMA Certificate issuer is paid an annual servicing fee of 0.44 of 1% for assembling the mortgage pool and for passing through monthly payments of interest and principal to Certificate holders.

         The coupon rate by itself, however, does not indicate the yield which will be earned on the Certificates for the following reasons:

      1. Certificates are usually issued at a premium or discount, rather than at par.

      2. After issuance, Certificates usually trade in the secondary market at a premium or discount.

      3. Interest is paid monthly rather than semi-annually as is the case for traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates.

     4. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate. If mortgagors prepay their mortgages, the principal returned to Certificate holders may be reinvested at higher or lower rates.

         In quoting yields for GNMA Certificates, the customary practice is to assume that the Certificates will have a 12-year life. Compared on this basis, GNMA Certificates have historically yielded roughly 1/4 of 1% more than high grade corporate bonds and 1/2 of 1% more than U.S. Government and U.S. Government agency bonds. As the life of individual pools may vary widely, however, the actual yield earned on any issue of GNMA Certificates may differ significantly from the yield estimated on the assumption of a 12-year life.

     MARKET FOR GNMA CERTIFICATES. Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make GNMA Certificates highly liquid instruments. Quotes for GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

        FNMA AND FHLMC CERTIFICATES. Mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

LOWER GRADE SECURITIES

Certain of the Portfolios may invest in lower-grade income securities. (The High Yield Portfolio may invest a substantial portion of its assets in medium and lower grade corporate debt securities entailing certain risks. See "Special Risks of High Yield Investing" in the Prospectus.) Such lower grade securities are rated BB or B by S&P or Ba or B by Moody's and are commonly referred to as "junk bonds." Investment in such securities involves special risks, as described herein. Liquidity relates to the ability of the Portfolio to sell a security in a timely manner at a price which reflects the value of that security. As discussed below, the market for lower grade securities is considered generally to be less liquid than the market for investment grade securities. The relative illiquidity of some of the Portfolio's portfolio securities may adversely affect the ability of the Portfolio to dispose of such securities in a timely manner and at a price which reflects the value of such security in the Sub-Adviser's judgment. The market for less liquid securities tends to be more volatile than the market for more liquid securities and market values of relatively illiquid securities may be more susceptible to change as a result of adverse publicity and investor perceptions than are the market values of higher grade, more liquid securities.

The Portfolio's net asset value will change with changes in the value of its portfolio securities. Because the Portfolio will invest in fixed income securities, the Portfolio's net asset value can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities can be expected to decline. Net asset value and market value may be volatile due to the Portfolio's investment in lower grade and less liquid securities. Volatility may be greater during periods of general economic uncertainty.

The Portfolio's investments are valued pursuant to guidelines adopted and periodically reviewed by the Board of Trustees. To the extent that there is no established retail market for some of the securities in which the Portfolio may invest, during periods of reduced market liquidity and in the absence of readily available market quotations for securities held in the Portfolio's portfolio, the valuation of such securities becomes more difficult and judgment may play a greater role in the valuation of the Portfolio's securities due to the reduced availability of reliable objective data. To the extent that the Portfolio invests in illiquid securities and securities which are restricted as to resale, the Portfolio may incur additional risks and costs. Illiquid and certain restricted securities are particularly difficult to dispose of.

Lower grade securities generally involve greater credit risk than higher grade securities. A general economic downturn or a significant increase in interest rates could severely disrupt the market for lower grade securities and adversely affect the market value of such securities. In addition, in such circumstances, the ability of issuers of lower grade securities to repay principal and to pay interest, to meet projected financial goals and to obtain additional financing may be adversely affected. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the lower grade securities in the Portfolio's portfolio and thus the Portfolio's net asset value. The secondary market prices of lower grade securities are less sensitive to changes in interest rates than are those for higher rated securities, but are more sensitive to adverse economic changes or individual issuer developments. Adverse publicity and investor perceptions, whether or not based on rational analysis, may also affect the value and liquidity of lower grade securities.

Yields on the Portfolio's portfolio securities can be expected to fluctuate over time. In addition, periods of economic uncertainty and changes in interest rates can be expected to result in increased volatility of the market prices of the lower grade securities in the Portfolio's portfolio and thus in the net asset value of the Portfolio. Net asset value and market value may be volatile due to the Portfolio's investment in lower grade and less liquid securities. Volatility may be greater during periods of general economic uncertainty. The Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of interest or a repayment of principal on its portfolio holdings, and the Portfolio may be unable to obtain full recovery thereof. In the event that an issuer of securities held by the Portfolio experiences difficulties in the timely payment of principal or interest and such issuer seeks to restructure the terms of its borrowings, the Portfolio may incur additional expenses and may determine to invest additional capital with respect to such issuer or the project or projects to which the Portfolio's portfolio securities relate.

The Portfolio will rely on the Sub-Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. In this evaluation, the Sub-Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Sub-Adviser also may consider, although it does not rely primarily on, the credit ratings of S&P and Moody's in evaluating fixed-income securities. Such ratings evaluate only the safety of principal and interest payments, not market value risk. Additionally, because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Sub-Adviser continuously monitors the issuers of such securities held in the Portfolio's portfolio. The Portfolio may, if deemed appropriate by the Sub-Adviser, retain a security whose rating has been downgraded below B by S&P or below B by Moody's, or whose rating has been withdrawn.

With respect to Portfolios which may invest in these unrated income securities, achievement by the Portfolio of its investment objective may be more dependent upon the Sub-Adviser's investment analysis than would be the case if the Portfolio were investing exclusively in rated securities.

STRATEGIC TRANSACTIONS

As described in the Prospectus, certain Portfolios of the Trust may, but are not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements) or to manage the effective maturity or duration of a Portfolio's income securities. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing these investment strategies, a Portfolio may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions are hedging transactions which may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio's portfolio resulting from securities markets or exchange rate fluctuations, to protect a Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Portfolio's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Portfolio to utilize these Strategic Transactions successfully will depend on the Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. A Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Sub-Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation a Portfolio can realize on its investments or cause a Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in a Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Portfolio's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by a Portfolio from its Strategic Transactions will generally be taxable income of the Trust. See "Tax Status" in the Prospectus.

     GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Portfolio assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Portfolio the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Portfolio's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. As described in the Prospectus, certain Portfolios of the Trust are authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

      A Portfolio's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

       The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

       OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Portfolio will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Portfolio to require the Counterparty to sell the option back to the Portfolio at a formula price within seven days. The Portfolios expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Sub-Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Portfolio will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from Standard & Poor's Corporation or "P-1" from Moody's Investors Service, Inc. or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. government securities purchased by a Portfolio, and portfolio securities "covering" the amount of the Portfolio's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to each Portfolio's limitation on investing no more than 10% of its assets in restricted securities.

     If a Portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Portfolio's income. The sale of put options can also provide income.

       A Portfolio may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and or securities indices, currencies and futures contracts. All calls sold by a Portfolio must be "covered" (i.e., the Portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Portfolio will receive the option premium to help protect it against loss, a call sold by a Portfolio exposes the Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Portfolio to hold a security or instrument which it might otherwise have sold. In selling calls on securities not owned by the Portfolio, the Portfolio may be required to acquire the underlying security at a disadvantageous price in order to satisfy its obligations with respect to the call.

         A Portfolio may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, municipal obligations, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A Portfolio will not sell put options if, as a result, more than 50% of the Portfolio's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Portfolio may be required to buy the underlying security at a disadvantageous price above the market price.

       General Characteristics of Futures. Certain Portfolios of the Trust may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency, equity or income market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by a Portfolio, as purchaser, to take delivery from the seller of the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

      The Portfolio's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and, in particular, with the rules and regulations of the Commodity Futures Trading Commission. Typically, maintaining a futures contract or selling an option thereon requires the Portfolio to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Portfolio. If the Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

     A Portfolio will not enter into a futures contract or related option (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Portfolio's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

        Options on Securities Indices and Other Financial Indices. A Portfolio also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

     Currency Transactions. Certain Portfolios of the Trust may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Portfolio may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Sub-Adviser.

     Dealings by the Portfolios in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

      A Portfolio will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to cross hedging and proxy hedging as described below.

       A Portfolio may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or in which the Portfolio expects to have portfolio exposure.

     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Portfolio's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Portfolio's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. For example, if the Sub-Adviser considers the Austrian schilling as being linked to the German deutschemark (the "D-mark") and the Trust holds securities denominated in schillings and the Sub-Adviser believes that the value of schillings will decline against the U.S. dollar, the Sub-Adviser may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Portfolio is engaging in proxy hedging. If a Portfolio enters into a currency hedging transaction, the Portfolio will comply with the asset segregation requirements described below.

     Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

         Combined Transactions. Certain Portfolios of the Trust may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Sub-Adviser, it is in the best interest of the Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Sub-Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

        SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which certain Portfolios may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Portfolios expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolios intend to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where they do not own securities or other instruments providing the income stream the Portfolios may be obligated to pay. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cashflows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

       A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Sub-Adviser and the Portfolio believe such obligations do not constitute senior securities under the Investment Company Act of 1940, as amended, and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Sub-Adviser. If there is a default by the Counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

     EURODOLLAR INSTRUMENTS. Certain Portfolios of the Trust may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and income instruments are linked.

     RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantee, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

     USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Portfolio segregate liquid high-grade assets with its custodian to the extent Portfolio obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high-grade debt securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Portfolio will require the Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high-grade debt securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Portfolio on an index will require the Portfolio to own portfolio securities which correlate with the index or to segregate liquid high-grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio requires the Portfolio to segregate liquid, high-grade assets equal to the exercise price.

    Except when a Portfolio enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Portfolio to buy or sell currency will generally require the Portfolio to hold an amount of that currency or liquid securities denominated in that currency equal to the Portfolio's obligations or to segregate liquid high-grade assets equal to the amount of the Portfolio's obligation.

       OTC options entered into by a Portfolio, including those on securities, currencies, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Portfolio sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Portfolio, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Portfolio sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Portfolio will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Portfolio other than those above generally settle with physical delivery or with an election of either physical delivery or cash settlement, and the Portfolio will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

         In the case of a futures contract or an option thereon, the Portfolio must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt securities or other acceptable assets.

     With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high-grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Portfolio's net obligation, if any.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. Moreover, instead of segregating assets if the Portfolio held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required. However, if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

     The Trust's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company. See "Tax Status" in the Prospectus.

VKAC GROWTH AND INCOME PORTFOLIO - DEBT SECURITIES INVESTMENTS

     The VKAC Growth and Income Portfolio may invest up to 5% of its assets in various debt securities. These include obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities or in various investment grade debt obligations including mortgage pass-through certificates and collateralized mortgage obligations. These securities may also include corporate debt securities, some of which may be medium and lower grade quality. Lower grade corporate debt securities are commonly known as "junk bonds" and involve a significant degree of risk.

                STOCK INDEX PORTFOLIO - MONITORING PROCEDURES

MONITORING PROCEDURES

        The Board of Trustees of the Trust reviews the correlation between the Portfolio and the Index on a quarterly basis. The Board of Trustees has adopted monitoring procedures which it believes are reasonably designed to assure a high degree of correlation between the performance of the Portfolio and the S&P 500 Index. The procedures, which are reviewed and reconfirmed annually by the Board, provide that in the event that the correlation between the performance of the Portfolio and that of the S&P 500 Index falls below 95%, the Sub-Adviser will promptly notify the Board which shall consider what action, if any, should be taken.

                            INVESTMENT LIMITATIONS

The Trust has adopted the following restrictions and policies relating to the investment of assets of the Portfolios and their activities. These are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding voting shares of each Portfolio affected (which for this purpose and under the Investment Company Act of 1940 means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present or represented by proxy and (ii) more than 50% of the outstanding shares). A change in policy affecting only one Portfolio may be effected with the approval of a majority of the outstanding shares of such Portfolio. Where an investment restriction or policy restricts it to a specified percentage of its total assets in any type of instrument, that percentage is measured at the time of purchase.
There will be no violation of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change.

QUALITY INCOME, HIGH YIELD, MONEY MARKET, VKAC GROWTH AND INCOME AND STOCK INDEX PORTFOLIOS

Each of the Quality Income, High Yield, Money Market, VKAC Growth and Income and Stock Index Portfolios of the Trust may not:

     1. Borrow money which is in excess of one-third of the value of its total assets taken at market value (including the amount borrowed) (except the Money Market Portfolio which is limited to 10% of the value of its total assets) and then only from banks as a temporary measure for extraordinary or emergency purposes. This borrowing provision is not for investment leverage but solely to facilitate management of the Portfolio by enabling the Trust to meet redemption requests where the liquidation of the Portfolio's investment is deemed to be inconvenient or disadvantageous. Monies used to pay interest on borrowed funds will not be available for investment. The Portfolio will not make additional investments while it has borrowings outstanding;

     2. Underwrite securities of other issuers;

        3. Invest 25% or more of a Portfolio's assets taken at market value in any one industry. Investing in cash items (including bank time and demand deposits such as certificates of deposit), U.S. Treasury bills or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments secured by those money market instruments, such as repurchase agreements, will not be considered investments in any one industry;

     4. Purchase or sell commodities, commodity contracts, foreign exchange or real estate, or invest in oil, gas or other mineral development or exploration programs, except as noted in connection with hedging transactions. (This does not prohibit investment in the securities of corporations which own interests in commodities, foreign exchange, real estate or oil, gas or other mineral development or exploration programs);

     5. Invest more than 5% of the value of the assets of a Portfolio in securities of any one issuer (except in the case of the securities issued or guaranteed by the U.S. government, its agencies or instrumentalities), or, if, as a result, the Portfolio would hold more than 10% of the outstanding voting securities of an issuer except that up to 25% of the Portfolio's total assets may be invested without regard to such limitations;

     6. Invest in securities of a company for the purpose of exercising control or management;

     7. Invest in securities issued by any other registered investment company;

     8. Purchase or sell real estate, except the Portfolios may purchase securities which are issued by companies which invest in real estate or interests therein;

        9. Issue senior securities as defined in the Investment Company Act of 1940, except insofar as a Portfolio may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above; (c) lending Portfolio securities; (d) purchasing securities on a when-issued or delayed delivery basis; (e) accommodating short sales; (f) implementing the hedging transactions described above. If the asset coverage falls below 300%, when taking into account items (a) through (e), the Portfolio may be required to liquidate investments to be in compliance with the Investment Company Act of 1940;

       10. Lend portfolio securities in excess of twenty-five percent (25%) of the value of a Portfolio's assets. Any loans of a Portfolio's securities will be made according to guidelines established by the Trustees, including maintenance of collateral of the borrower at least equal at all times to the current market value of the securities loaned;

      11. Invest in securities subject to legal or contractual restrictions on resale and repurchase agreements maturing in more than seven days if, as a result of the investment, more than 10% of the total assets of the Portfolio
(taken at market value at the time of such investment) would be invested in the securities;

     12. Make loans (the acquisition of a portion of an issue of publicly distributed bonds, debentures, notes and other securities as permitted by the investment objectives of the Portfolios will not be deemed to be the making of loans) except that the Portfolios may purchase securities subject to repurchase agreements under policies established by the Trustees or lend portfolio securities pursuant to restriction 10 above;

         13. Purchase securities on margin (but the Portfolios may obtain such short-term credits as may be necessary for the clearance of transactions or to implement the hedging transactions described above); and

       14. Make short sales of securities or maintain a short position, unless not more than 10% of the Portfolio's net assets (taken at current value) is held as collateral for the sales at any one time, or unless at all times when a short position is open the Portfolio owns an equal amount of the securities or securities convertible into or exchangeable, without payment of any further consideration (or for additional cash consideration held in a segregated account by the Trust's custodian), for securities of the same issue as, and equal in amount to, the securities sold short ("short sale against-the-box").

ADDITIONAL INVESTMENT LIMITATION - STOCK INDEX PORTFOLIO

The Stock Index Portfolio may not invest more than 5% of assets in the securities of companies that have a continuous operating history of less than 3 years. However, such period of three years may include the operation of any predecessor company or companies, partnership or individual enterprise if the company whose securities are proposed as an investment for funds of the Portfolio has come into existence as the result of a merger, consolidation, reorganization or the purchase of substantially all of the assets of such predecessor company or companies, partnership or individual enterprise.

ADDITIONAL INVESTMENT LIMITATIONS - MONEY MARKET PORTFOLIO

Rule 2a-7 under the Investment Company Act of 1940, which contains certain requirements relating to the diversification, quality and maturity of a money market fund's investments, was recently amended by the Securities and Exchange Commission. The Board of Trustees of the Trust has modified its Rule 2a-7 procedures in order to comply with the Rule, as amended. As part of that modification, the Board has adopted certain additional investment restrictions pertaining to the diversification of the investments of the Money Market Portfolio. These investment limitations, which are not fundamental policies and which therefore may be changed without shareholder approval, are as follows:

The Money Market Portfolio shall not acquire any instrument, including puts, repurchase agreements and bank instruments, which, as measured at the time of acquisition, would cause the Portfolio to:

         1. invest, at any time, more than 5% of its total assets in the First Tier Securities (as that term is defined in the Trust Prospectus) of a single issuer (including puts written by, and repurchase agreements entered into with, such issuer); except that the Portfolio may invest more than 5% of its total assets in Government securities; and, for purposes of this calculation, entering into a repurchase agreement shall be deemed to be an acquisition of the underlying securities to the extent that the repurchase agreement is collateralized fully;

        2. invest, at any time, more than 5% of its total assets in securities which when acquired by the Portfolio were Second Tier Securities (as that term is defined in the Trust Prospectus); or

        3. invest, at any time, more than the greater of 1% of the Portfolio's total assets or $1,000,000 in securities of a single issuer which were Second Tier Securities when acquired by the Portfolio.

QUALITY BOND PORTFOLIO

     The Quality Bond Portfolio of the Trust may not:

     1. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts up to 30% of the value of the Portfolio's total assets, taken at cost at the time of such borrowing and except in connection with reverse repurchase agreements permitted by Investment Restriction No. 8. Mortgage, pledge, or hypothecate any assets except in connection with any such borrowing in amounts up to 30% of the value of the Portfolio's net assets at the time of such borrowing. The Portfolio will not purchase securities while borrowings (including reverse repurchase agreements) exceed 5% of the Portfolio's total assets. This borrowing provision facilitates the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests. This provision is not for investment purposes. Collateral arrangements for premium and margin payments in connection with the Portfolio's's hedging activities are not deemed to be a pledge of assets;

    2. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Portfolio's total assets would be invested in securities or other obligations of any one such issuer. This limitation shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to permitted investments of up to 25% of the Portfolio's total assets;

     3. Purchase the securities of an issuer if, immediately after such purchase, the Portfolio owns more than 10% of the outstanding voting securities of such issuer. This limitation shall not apply to permitted investments of up to 25% of the Portfolio's total assets;

       4. Purchase securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase the value of its investments in such industry would exceed 25% of the value of the Portfolio's total assets. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. Government securities;

     5. Make loans, except through the purchase or holding of debt obligations (including privately placed securities) or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the Portfolio's investment objective and policies;

       6. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, real estate, commodities, commodity contracts, except for the Portfolio's interest in hedging activities as described under "Investment Objectives and Policies"; or interests in oil, gas, or mineral exploration or development programs. However, the Portfolio may purchase debt obligations secured by interests in real estate or issued by companies which invest in real estate or interests therein including real estate investment trusts;

     7. Purchase securities on margin, make short sales of securities, or maintain a short position in securities, except in the course of the Portfolio's hedging activities, unless at all times when a short position is open the Portfolio owns an equal amount of such securities, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or delayed delivery securities;

     8. Issue any senior security, except as appropriate to evidence indebtedness which constitutes a senior security and which the Portfolio is permitted to incur pursuant to Investment Restriction No. 1 and except that the Portfolio may enter into reverse repurchase agreements, provided that the aggregate of senior securities, including reverse repurchase agreement, shall not exceed one-third of the market value of the Portfolio's total assets, less liabilities other than obligations created by reverse repurchase agreements. The Portfolio's arrangements in connection with its hedging activities as described in "Investment Objectives and Policies" shall not be considered senior securities for purposes hereof;

      9. Acquire securities of other investment companies, except as permitted by the 1940 Act; or

     10. Act as an underwriter of securities.

SELECT EQUITY, LARGE CAP STOCK AND SMALL CAP STOCK PORTFOLIOS

     Each of the Select Equity, Large Cap Stock and Small Cap Stock Portfolios may not:

         1. Purchase the securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase the value of its investments in such industry would exceed 25% of the value of the Portfolio's total assets. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. Government securities;

     2. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts not to exceed 10% of the value of the Portfolio's total assets, taken at cost, at the time of such borrowing. Mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed 10% of the value of the Portfolio's net assets at the time of such borrowing. The Portfolio will not purchase securities while borrowings exceed 5% of the Portfolio's total assets. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes. Collateral arrangements for premium and margin payments in connection with the Portfolio's hedging activities are not deemed to be a pledge of assets;

         3. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Portfolio's total assets would be invested in securities or other obligations of any one such issuer. This limitation shall not apply to issues of the U.S. Government, its agencies or instrumentalities and to permitted investments of up to 25% of the Portfolio's total assets;

     4. Purchase the securities of an issuer if, immediately after such purchase, the Portfolio owns more than 10% of the outstanding voting securities of such issuer;

     5. Make loans, except through the purchase or holding of debt obligations (including privately placed securities), or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the Portfolio's investment objective and policies (see "Investment Objectives and Policies");

       6. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, real estate, commodities, or commodity contracts, except for the Portfolio's interest in hedging activities as described under "Investment Objectives and Policies"; or interests in oil, gas, or mineral exploration or development programs. However, the Portfolio may purchase securities or commercial paper issued by companies which invest in real estate or interests therein, including real estate investment trusts;

     7. Purchase securities on margin, make short sales of securities, or maintain a short position, except in the course of the Portfolio's hedging activities, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or delayed delivery securities;

      8. Acquire securities of other investment companies, except as permitted by the 1940 Act;

     9. Act as an underwriter of securities;

     10. Issue any senior security, except as appropriate to evidence indebtedness which the Portfolio is permitted to incur pursuant to Investment Restriction No. 2. The Portfolio's arrangements in connection with its hedging activities as described in "Investment Objectives and Policies" shall not be considered senior securities for purposes hereof; or

         11. Purchase any equity security if, as a result, the Portfolio would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.

INTERNATIONAL EQUITY PORTFOLIO

     The International Equity Portfolio may not:

     1. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts up to 30% of the value of the Portfolio's net assets at the time of borrowing, and except in connection with reverse repurchase agreements and then only in amounts up to 33 1/3% of the value of the Portfolio's net assets; or purchase securities while borrowings, including reverse repurchase agreements, exceed 5% of the Portfolio's total assets. The Portfolio will not mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed 30% of the value of the Portfolio's net assets at the time of such borrowing;

         2. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Portfolio's total assets would be invested in securities or other obligations of any one such issuer. This limitation shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to permitted investments of up to 25% of the Portfolio's total assets;

     3. Purchase the securities of an issuer if, immediately after such purchase, the Portfolio owns more than 10% of the outstanding voting securities of such issuer. This limitation shall not apply to permitted investments of up to 25% of the Portfolio's total assets;

         4. Purchase the securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of the value of the Portfolio's total assets. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. Government securities;

     5. Make loans, except through the purchase or holding of debt obligations (including restricted securities), or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the Portfolio's investment objective and policies, see "Investment Practices" in the Prospectus and "Investment Objectives and Policies" in this Statement of Additional Information;

       6. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, real property, including limited partnership interests, commodities, or commodity contracts, except for the Portfolio's interests in hedging and foreign exchange activities as described under "Investment Practices" in the Prospectus; or interests in oil, gas, mineral or other exploration or development programs or leases. However, the Portfolio may purchase securities or commercial paper issued by companies that invest in real estate or interests therein including real estate investment trusts;

     7. Purchase securities on margin, make short sales of securities, or maintain a short position in securities, except to obtain such short-term credit as necessary for the clearance of purchases and sales of securities, provided that this restriction shall not be deemed to apply to the purchase or sale of when-issued securities or delayed delivery securities;

      8. Acquire securities of other investment companies, except as permitted by the 1940 Act;

       9. Act as an underwriter of securities, except insofar as the Portfolio may be deemed to be an underwriter under the 1933 Act by virtue of disposing of portfolio securities; or

     10. Issue any senior security, except as appropriate to evidence indebtedness which the Portfolio is permitted to incur pursuant to Investment Restriction No. 1. The Portfolio's arrangements in connection with its hedging activities as described in "Investment Practices" in the Prospectus shall not be considered senior securities for purposes hereof.

BOND DEBENTURE PORTFOLIO

     The Bond Debenture Portfolio of the Trust may not:

      1. Sell short or buy on margin, although it may obtain short-term credit as needed to clear purchases of securities;

         2. Buy or sell put or call options, although it may buy, hold or sell warrants acquired with debt securities;

       3. Borrow in excess of 5% of the Portfolio's gross assets taken at cost or market value whichever is lower at the time of borrowing, and then only as a temporary measure for extraordinary or emergency purposes;

      4. Act as an underwriter of securities issued by others, except where it may be deemed to be an underwriter by selling a portfolio security requiring registration under the Securities Act of 1933;

     5. Invest knowingly more than 15% of its gross assets in illiquid securities;

    6. Make loans, except for (a) time or demand deposits with banks, (b) purchasing commercial paper or publicly-offered debt securities at original issue or otherwise, (c) short-term repurchase agreements with sellers of securities the Portfolio has bought and (d) loans of portfolio securities to registered broker-dealers if 100% secured by cash or cash equivalents, made in full compliance with applicable regulations and which, in management's opinion, do not expose the Portfolio to significant risks or impair its qualification for pass-through tax treatment under the Internal Revenue Code;

     7. Pledge, mortgage, or hypothecate its assets;

       8. Buy or sell real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein) or oil, gas or other mineral leases, or commodities, or commodity contracts although it may buy securities of companies that deal in such interests (however, the Portfolio may hold and sell any of the aforementioned or any other property acquired through ownership of other securities, although the Portfolio may not purchase securities for the purpose of acquiring those interests);

     9. Buy securities issued by any other open-end investment company (except pursuant to a plan of merger, consolidation or acquisition of assets), although it may invest up to 5% of its gross assets, taken at market value at the time of investment, in closed-end investment companies, provided such purchase is made in the open market and does not involve the payment of a fee or commission greater than the customary broker's commission;

     10. Invest more than 5% of its gross assets, taken at market value at the time of investment in securities of companies with less than three years' continuous operation, including predecessor companies;

        11. With respect to 75% of its gross assets, buy the securities of any issuer if the purchase causes it (a) to have more than 5% of its gross assets invested in the securities of such issuer (except obligations of the United States, its agencies or instrumentalities) or (b) to own more than 10% of the outstanding voting securities of such issuer;

        12. Hold securities of any issuer, any of whose officers, directors or security holders is an officer, director or partner of the Adviser or Sub-Adviser or an officer or director of the Portfolio, if after the purchase of the securities of such issuer, one or more of such persons owns beneficially more than 1/2 of 1% of the securities of such issuer and such persons together own beneficially more than 5% of such securities;

       13. Concentrate its investments in a particular industry, though, if it is deemed appropriate to its investment objective, up to 25% of the market value of its gross assets at the time of investment may be invested in any one industry classification used for investment purposes;

       14. Buy from or sell to any of the Trust's directors, employees, or the Investment Adviser or Sub-Adviser or any of its officers, directors, partners or employees, any securities other than shares of the Portfolio's common stock; or

       15. Invest more than 10% of the market value of its gross assets at the time of investment in debt securities which are in default as to interest or principal.

With respect to investment restriction 5. above, securities subject to legal or contractual restrictions on resale, which are determined by the Board of Trustees, or by the Sub-Adviser pursuant to delegated authority, to be liquid are considered liquid securities.

GROWTH & INCOME EQUITY, SMALL CAP EQUITY, BALANCED AND EQUITY INCOME
PORTFOLIOS

      The Growth & Income Equity, Small Cap Equity, Balanced and Equity Income Portfolios of the Trust may not:

      1. Purchase securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities), if, immediately after and as a result of such investments, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Portfolio or the Trust, except that up to 25% of the Portfolio's total assets may be invested without regard to such limitations.

     2. Purchase any securities which would cause 25% or more of the Portfolio's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that, however, (a) with respect to each Portfolio, (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities, and with respect to the Equity Income Portfolio only, securities issued by domestic banks, thrifts or savings institutions;
(ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (iii) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry).

        3. Borrow money or issue senior securities, except that the Portfolio may borrow from banks and enter into reverse repurchase agreements for temporary defensive purposes in amounts not in excess of 10% of the Portfolio's total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the Portfolio's total assets at the time of such borrowing; or purchase securities while its borrowings exceed 5% of its total assets. A Portfolio's transactions in futures and related options (including the margin posted by a Portfolio in connection with such transactions), and securities held in escrow or separate accounts in connection with a Portfolio's investment practices described in this Statement of Additional Information are not subject to this limitation.

     4. Make loans, except that each Portfolio may purchase or hold debt instruments, lend portfolio securities, enter into repurchase agreements and make other investments in accordance with its investment objective and policies.

     5. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Portfolio's transactions in options, and futures contracts and related options, and (b) a Portfolio may obtain short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities.

     6.  Make investments for the purpose of exercising control or management.

     7. Purchase or sell real estate, provided that each Portfolio may invest in securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein.

     8. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as a Portfolio might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with a Portfolio's investment objective, policies and limitations may be deemed to be underwriting.

     9. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each of the Balanced Portfolio and the Equity Income Portfolio may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities and may invest in futures contracts and related options in accordance with their respective investment activities and policies.

     10. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as a Portfolio might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with a Portfolio's investment objective, policies and limitations may be deemed to be underwriting.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

      The Lord Abbett Growth and Income Portfolio may not:

         1. sell short securities or buy securities or evidences of interests therein on margin, although it may obtain short-term credit necessary for the clearance of purchases of securities;

        2. buy or sell put or call options, although it may buy, hold or sell rights or warrants, write covered call options and enter into closing purchase transactions as discussed below;

     3. borrow money which is in excess of one-third of the value of its total assets taken at market value (including the amount borrowed) and then only from banks as a temporary measure for extraordinary or emergency purposes (borrowings beyond 5% of such total assets may not be used for investment leverage to purchase securities but solely to meet redemption requests where the liquidation of the Portfolio's investment is deemed to be inconvenient or disadvantageous);

      4. lend money or securities to any person except that it may enter into short-term repurchase agreements with sellers of securities it has purchased, and it may lend its portfolio securities to registered broker-dealers where the loan is 100% secured by cash or its equivalent as long as it complies with regulatory requirements and the Portfolio deems such loans not to expose the Portfolio to significant risk (investment in repurchase agreements exceeding 7 days and in other illiquid investments is limited to a maximum of 5% of a Portfolio's assets);

       5. pledge, mortgage or hypothecate its assets; however, this provision does not apply to permitted borrowing mentioned above or to the grant of escrow receipts or the entry into other similar escrow arrangements arising out of the writing of covered call options;

     6. buy or sell real estate including limited partnership interests therein (except securities of companies, such as real estate investment trusts, that deal in real estate or interests therein), or oil, gas or other mineral leases, commodities or commodity contracts in the ordinary course of its business, except such interests and other property acquired as a result of owning other securities, though securities will not be purchased in order to acquire any of these interests;

     7. invest more than 5% of its gross assets, taken at market value at the time of investment, in companies (including their predecessors) with less than three years' continuous operation;

       8. buy securities if the purchase would then cause a Portfolio to have more than (i) 5% of its gross assets, at market value at the time of purchase, invested in securities of any one issuer, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) 25% of its gross assets, at market value at the time of purchase, invested in securities issued or guaranteed by a foreign government, its agencies or instrumentalities;

     9. buy voting securities if the purchase would then cause a Portfolio to own more than 10% of the outstanding voting stock of any one issuer;

       10. own securities in a company when any of its officers, directors or security holders is an officer or Trustee of the Trust or an officer, director or partner of the investment adviser or sub-adviser, if after the purchase any of such persons owns beneficially more than 1/2 of 1% of such securities and such persons together own more than 5% of such securities;

     11. concentrate its investments in any particular industry, but if deemed appropriate for attainment of its investment objective, up to 25% of its gross assets (at market value at the time of investment) may be invested in any one industry classification used for investment purposes; or

     12. buy securities from or sell them to the Trust's officers, directors, or employees, or to the investment adviser or sub-adviser or to their partners, directors and employees.

LARGE CAP RESEARCH, DEVELOPING GROWTH AND MID-CAP VALUE PORTFOLIOS

        The Large Cap Research, Developing Growth and Mid-Cap Value Portfolios may not:

     1. borrow money, except that (i) the Portfolio may borrow from banks (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) in amounts up to 33 1/3% of its total assets (including the amount borrowed),
(ii) the Portfolio may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Portfolio may purchase securities on margin to the extent permitted by applicable law;

      2. pledge its assets (other than to secure borrowings, or to the extent permitted by the Portfolio's investment policies as permitted by applicable law);

     3. engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

        4. make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Portfolio may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     5. buy or sell real estate (except that the Portfolio may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) or commodities or commodity contracts (except to the extent the Portfolio may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act, as, for example, with futures contracts);

     6. with respect to 75% of the gross assets of the Portfolio, buy securities of one issuer representing more than (i) 5% of the Portfolio's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

         7. invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

         8. issue senior securities to the extent such issuance would violate applicable laws.

NON-FUNDAMENTAL INVESTMENT LIMITATIONS - QUALITY BOND PORTFOLIO, SELECT EQUITY PORTFOLIO, LARGE CAP STOCK PORTFOLIO, SMALL CAP STOCK PORTFOLIO AND INTERNATIONAL EQUITY PORTFOLIO

The investment limitation described below is not a fundamental policy of these Portfolios and may be changed by the Trustees. This non-fundamental investment policy requires that each such Portfolio may not:

       (i) Acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Portfolio's total assets would be in investments that are illiquid;

     (ii) Purchase any security if, as a result, the Portfolio would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years;

       (iii) Invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio's net assets or if, as a result, more than 2% of the Portfolio's net assets would be invested in warrants not listed on a recognized U.S. or foreign stock exchange, to the extent permitted by applicable state securities laws; or

      (iv) Purchase or retain securities of any issuer if, to the knowledge of the Portfolio, any of the Portfolio's officers or Trustees or any officer of the Advisor individually owns more than 1/2 of 1% of the issuer's outstanding securities and such persons owning more than 1/2 of 1% of such securities together beneficially own more than 5% of such securities, all taken at market.

NON-FUNDAMENTAL INVESTMENT LIMITATIONS - LARGE CAP RESEARCH, DEVELOPING GROWTH AND MID-CAP VALUE PORTFOLIOS

     Each Portfolio may not:

        1. borrow in excess of 5% of its gross assets taken at cost or market value, whichever is lower at the time of borrowing, and then only as a temporary measure for extraordinary or emergency purposes;

     2. make short sales of securities or maintain a short position except to the extent permitted by applicable law;

     3. invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Trustees;

      4. invest in the securities of other investment companies as defined in the 1940 Act except as permitted by applicable law;

      5. invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of the Portfolio's total assets would be invested in such securities (this restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

     6. hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more officers or Trustees of the Trust or by one or more partners or members of the Trust's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer;

     7. invest in warrants if, at the time of the acquisition, its investment in warrants, value at the lower of cost or market, would exceed 5% of the Portfolio's total assets (included within such limitation, but not to exceed 2% of the Portfolio's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange);

       8. invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

     9. write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Portfolio's prospectus and statement of additional information, as they may be amended from time to time; or

     10. buy from or sell to any of its officers, Trustees, employees, or its investment adviser or any of its officers, directors, partners or employees, any securities other than shares of the Portfolio's common stock.

                      DESCRIPTION OF SECURITIES RATINGS

A description of Corporate Bond Ratings is found in the Appendix to the Prospectus.

COMMERCIAL PAPER RATINGS

COMMERCIAL PAPER

        A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-1 This designation indicates that the degree of safety regarding timely payment is very strong.

A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1."

A-3 Issues carrying this designation have a satisfactory capacity for timely of payment. They are, however, somewhat more vulnerable to the adverse effects changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C&D These ratings indicate that the issue is either in default or is expected to be in default upon maturity.



Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

     The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+." "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

          "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

           "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

            "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

           "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

        Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

              "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

          "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

          "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

          "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

          "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

          "D" - Securities are in actual or imminent payment default.

            Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

     Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson
BankWatch:

             "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

          "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

             "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

             "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.

       IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

              "A1+" - Obligations supported by the highest capacity for timely repayment.

              "A1" - Obligations are supported by a strong capacity for timely repayment.

          "A2" - Obligations are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

          "A3" - Obligations are supported by a satisfactory capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic or financial conditions than for obligations in higher categories.

              "B" - Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

          "C" - Obligations for which there is an inadequate capacity to ensure timely repayment.

              "D" - Obligations which have a high risk of default or which are currently in default.

VARIABLE RATE DEMAND BOND RATINGS

Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a variable rate demand or double feature.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, 'AAA/A-1') or if the nominal maturity is short, a rating of 'SP-1+/AAA' is assigned.

NOTES

A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assignment:

         - - Amortization schedule (the longer the final maturity relative to other maturities the more likely it will be treated as a note).

        - - Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note). Note rating symbols are as follows:

     SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2  Satisfactory capacity to pay principal and interest.

     SP-3  Speculative capacity to pay principal and interest.

PREFERRED STOCK RATINGS (STANDARD & POOR'S)

     AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

       AA A preferred stock issue rated 'AA' also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated 'AAA'.

     A   An issue rated 'A' is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

      BBB An issue rated 'BBB' is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the 'A' category.

     BB  Preferred stock rated 'BB', 'B' and 'CCC' is regarded, on balance, as

     B  Predominantly speculative with respect to the issuer's capacity to pay

         CCC preferred stock obligations. 'BB' indicates the lowest degree of speculation and 'CCC' the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CC The rating 'CC' is reserved for a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     C   A preferred stock rated 'C' is a non-paying issue.

      D   A preferred stock rated 'D' is a non-paying issue with the issuer in default on debt instruments.

     PLUS (+) OR MINUS (-): To provide more detailed indications of preferred stock quality, the ratings from 'AA' to 'B' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

        A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

       MOODY'S INVESTORS SERVICE, INC. - A brief description of the applicable Moody's Investors Service, Inc. rating symbols with respect to preferred stock and their meanings (as published by Moody's Investors Service, Inc.) follows:

PREFERRED STOCK RATINGS (MOODY'S)

Preferred stock rating symbols and their definitions are as follows:

         aaa: An issue which is rated 'aaa' is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

        aa: An issue which is rated 'aa' is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a: An issue which is rated 'a' is considered to be an upper-medium preferred stock. While risks are judged to be somewhat greater than in the 'aaa' and 'aa' classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

        baa: An issue which is rated 'baa' is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba: An issue which is rated 'ba' is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

      b: An issue which is rated 'b' generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa: An issue which is rated 'caa' is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

      ca: An issue which is rated 'ca' is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

     c: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     NOTE:   Beginning May 3, 1982, Moody's began applying numerical modifiers
1, 2 and 3 in each rating classification from "aa" through "b" in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                            OFFICERS AND TRUSTEES

MANAGEMENT OF THE TRUST

                                                             Principal Occupation During Past
                                 Position(s)                 Five Years (and Positions held with
                                 Held with                   Affiliated Persons or Principal
Name, Address and Age            Registrant                  Underwriters of the Registrant)
-------------------------------  -------------------------   -------------------------------------
Lorry J. Stensrud*               President and Chief         President of Cova Financial Services
One Tower Lane, Suite 3000       Executive Officer           Life Insurance Company ("Cova Life")
Oakbrook Terrace, IL 60181-4644                              since June, 1995; prior thereto,
     Age: 47                                                 Executive Vice President of Cova Life

William C. Mair*                 Vice President, Treasurer,  Vice President and Controller of
One Tower Lane, Suite 3000       Controller, Chief           Cova Life; Vice President, Treasurer
Oakbrook Terrace, IL 60181-4644  Financial Officer, Chief    and Controller of Cova Investment
     Age: 55                     Accounting Officer and      Advisory Corporation
                                 Trustee

Stephen M. Alderman              Trustee                     Partner in the law firm of Garfield
211 West Wacker Drive                                        & Merel
Chicago, IL 60606
     Age: 37

Theodore A. Myers                Trustee                     Senior Financial Advisor; formerly
550 Washington Avenue                                        Chief Financial Officer of Qualitech Steel
Glencoe, IL 60022                                            Corporation, 1990-1994; Director of 34
     Age: 66                                                 Van Kampen American Capital Mutual Funds;
                                                             member of Arthur Andersen C.F.O. Advisory
                                                             Committee.

Deborah A. Vohasek               Trustee                     Principal, Vohasek Oetjen Marketing
7752 W. Lake Street
Morton Grove, IL 60053
     Age: 33

R. Kevin Williams                Trustee                     Partner in the law firm of
20 North Wacker Drive                                        O'Donnell, Byrne & Williams from
Chicago, IL 60606                                            June 1993 through the present;
     Age: 43                                                 Associate Attorney, Sonnenberg,
                                                             Anderson, O'Donnell & Rodriguez,
                                                             September 1988 through May 1993


William H. Wilton                Vice President              Vice President & Actuary of Cova
One Tower Lane, Suite 3000                                   Life; Prior to October, 1992,
Oakbrook Terrace, IL 60181-4844                              Associate Actuary, Allstate Life
     Age: 36                                                 Insurance Co., Northbrook, IL

Jeffery K. Hoelzel               Senior Vice President and   Senior Vice President, General
One Tower Lane, Suite 3000       Secretary                   Counsel, Secretary and Director of
Oakbrook Terrace, IL 60181-4644                              Cova Life; Secretary and Director of
     Age: 34                                                 Cova Investment Advisory Corporation;
                                                             prior to June, 1992, Associate
                                                             Attorney with the law firm of Lord,
                                                             Bissell & Brook in Chicago


* Interested person of the Trust within the meaning of the 1940 Act.



Each Trustee of the Trust who is not an interested person of the Trust or Adviser or Sub-Adviser receives an annual fee of $10,000 and an additional fee of $1,000 for each Trustees' meeting attended. In addition, disinterested Trustees who are members of any Board committees will receive a separate $1,000 fee for attendance of any committee meeting that is held on a day on which no Board meeting is held.

                           COMPENSATION TABLE

(1)                                (2)               (3)              (4)               (5)
                                                 Pension or                            Total
                                Aggregate        Retirement        Estimated        Compensation
                               Compensation   Benefits Accrued       Annual       From Registrant
Name of Person,                    From        As Part of Fund   Benefits Upon    and Fund Complex
Position                        Registrant          Expenses       Retirement     Paid to Trustees
----------------------------  --------------  -----------------  --------------  ------------------

William C. Mair,                   N/A               N/A              N/A               N/A
Vice President, Treasurer,
Controller, Chief Financial
Officer, Chief Accounting
Officer and Trustee

Stephen M. Alderman,             $15,000             N/A              N/A             $15,000
Trustee

Theodore A. Myers,               $15,000             N/A              N/A             $15,000
Trustee

Deborah A. Vohasek,              $15,000             N/A              N/A             $15,000
Trustee

R. Kevin Williams,               $14,000             N/A              N/A             $14,000
Trustee



                           SUBSTANTIAL SHAREHOLDERS

Shares of the Trust are issued and redeemed only in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies ("Variable Contracts") issued by Cova Financial Services Life Insurance Company and/or its affiliated insurance companies. On April 4, 1997, Cova Variable Annuity Account One, a separate account of Cova Financial Services Life Insurance Company and Cova Variable Annuity Account Five, a separate account of Cova Financial Life Insurance Company, were known to the Board of Trustees and the management of the Trust to own of record 97% of the Trust's shares. Cova Financial Services Life Insurance Company, which contributed the initial capital to the Trust, owned of record 3% of the Trust's shares as of April 4, 1997.

                    OWNERSHIP BY CERTAIN BENEFICIAL OWNERS

Cova Life has advised the Trust that as of April 7, 1997, there were no persons owning Variable Contracts which would entitle them to instruct Cova Life with respect to more than 5% of the voting securities of the Trust.

                                  CUSTODIAN

Investors Bank & Trust Company, 89 South Street, Boston, Massachusetts 02111, is the custodian of the Trust and has custody of all securities and cash of the Trust. The custodian, among other things, attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Trust.

                               PERFORMANCE DATA

As required by regulations of the Securities and Exchange Commission, the annualized total return of the Portfolios for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Portfolio over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The annualized total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

Quotations of average annual total return for a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Portfolio over a period of one, five and ten years (or,if less, up to the life of a Portfolio, calculated pursuant to the formula:

                                       (n)
                               P(1 + T)    =   ERV

Where:     P  =  a hypothetical initial payment of $1,000
           T  =  an average annual total return
           n  =  the number of years
         ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period at the end of the 1, 5, or 10 year period (or fractional portion thereof)

                    LEGAL COUNSEL AND INDEPENDENT AUDITORS

Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut is counsel to the Trust and passes upon the legality of the Trust's shares.

The independent auditors for the Trust are KPMG Peat Marwick, LLP, 99 High Street, Boston, Massachusetts 02110.

                        INVESTMENT ADVISORY AGREEMENT

Cova Investment Advisory Corporation (the "Investment Adviser"), One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644 is an Illinois corporation which was incorporated on August 31, 1993 under the name Oakbrook Investment Advisory Corporation and which is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940. The Investment Adviser is a wholly-owned subsidiary of Cova Life Management Company, a Delaware corporation, which in turn, is a wholly-owned subsidiary of Cova Corporation, a Missouri corporation, which in turn, is a wholly-owned subsidiary of General American Life Insurance Company ("General American"), a St. Louis-based mutual company. General American has more than $235 billion of life insurance in force and approximately $9.6 billion in assets.

The Investment Adviser commenced providing investment advisory services to all Portfolios of the Trust as of May 1, 1996 pursuant to an Investment Advisory Agreement dated April 1, 1996 ("Investment Advisory Agreement"). Prior to this date, VKAC had acted as the investment adviser to all Portfolios of the Trust. The Investment Advisory Agreement, between the Investment Adviser and the Trust, was approved by shareholders of the Trust at a Special Meeting of Shareholders held on February 9, 1996 and was also approved by the Board of Trustees of the Trust on that same date. An Amendment to the Investment Advisory Agreement providing for the addition of eight new Portfolios to the Agreement was approved by the Board of Trustees of the Trust on April 22, 1997 and by Cova Financial Services Life Insurance Company, as sole shareholder of the eight new Portfolios, on April 28, 1997.

As described in the Prospectus, the Investment Adviser has retained Sub-Advisers to assist it in managing the Portfolios. The Sub-Advisory Agreement between the Investment Adviser and Van Kampen American Capital Investment Advisory Corp. was approved by the Board of Trustees, including a majority of the independent Trustees, at a meeting held on February 9, 1996 and was also approved by the shareholders of the Trust at the Special Meeting held on that same date. The Sub-Advisory Agreements between the Investment Adviser and Lord, Abbett & Co. (with respect to the Bond Debenture Portfolio) and between the Investment Adviser and J. P. Morgan Investment Management Inc., respectively, were approved by the Board of Trustees, including a majority of the independent Trustees, on February 9, 1996. Cova Financial Services Life Insurance Company, as sole shareholder of the Portfolios for which J. P. Morgan Investment Management Inc. and Lord, Abbett & Co. act as Sub-Advisers, approved the Sub-Advisory Agreements between the Investment Adviser and each of these two Sub-Advisers by way of corporate resolutions adopted in April of 1996. The Sub-Advisory Agreements between the Investment Adviser and Mississippi Valley Advisors Inc. ("MVA") and between the Investment Adviser and Lord, Abbett & Co. (with respect to the Mid-Cap Value Portfolio, Large Cap Research Portfolio, Developing Growth Portfolio and Lord Abbett Growth and Income Portfolio), respectively, were approved by the Board of Trustees, including a majority of the independent Trustees, on
April 22,  1997.   Cova Financial Services Life Insurance Company, as sole
shareholder of the Portfolios for which MVA acts as Sub-Adviser and as sole shareholder of the Portfolios listed above for which Lord, Abbett & Co. acts as Sub-Adviser, approved the Sub-Advisory Agreements between the Investment Adviser and each of these two Sub-Advisers by way of corporate resolutions adopted on April 28, 1997.

Under the terms of the Investment Advisory Agreement, the Investment Adviser is obligated to (i) manage the investment and reinvestment of the assets of each Portfolio of the Trust in accordance with each Portfolio's investment objective and policies and limitations, or (ii) in the event that the Investment Adviser shall retain a sub-adviser or sub-advisers, to supervise and implement the investment activities of any Portfolio for which any such sub-adviser has been retained, including responsibility for overall management and administrative support including managing, providing for and compensating any sub-advisers; and to administer the Trust's affairs. The Investment Advisory Agreement further provides that the Investment Adviser agrees, among other things, to administer the business affairs of each Portfolio, to furnish offices and necessary facilities and equipment to each Portfolio, to provide administrative services for each Portfolio, to render periodic reports to the Board of Trustees of the Trust with respect to each Portfolio, and to permit any of its officers or employees, or those of any sub-adviser to serve without compensation as trustees or officers of the Portfolio if elected to such positions.

The Investment Advisory Agreement provides that the Investment Adviser will not be liable for any error in judgment or of law, or for any loss suffered by the Trust in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Investment Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

The Investment Adviser's activities are subject to the review and supervision of the Trust's Trustees to whom the Investment Adviser renders periodic reports of the Trust's investment activities.

The Investment Advisory Agreement may be terminated without penalty upon 60 days written notice by either party and will automatically terminate in the event of assignment.

INVESTMENT DECISIONS

Investment decisions for the Trust and for the other investment advisory clients of the Sub-Advisers are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of a Sub-Adviser on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Sub-Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Trust. Purchase and sale orders for the Trust may be combined with those of other clients of a Sub-Adviser in the interest of achieving the most favorable net results for the Trust.

                            PORTFOLIO TRANSACTIONS

Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is currently intended that the Sub-Advisers will place all orders for the purchase and sale of portfolio securities for the Trust and buy and sell securities for the Trust through a substantial number of brokers and dealers. In so doing, the Sub-Advisers will use their best efforts to obtain for the Trust the best price and execution available. In seeking the best price and execution, the Sub-Advisers, having in mind the Trust's best interests, will consider all factors they deem relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from broker-dealers who execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Sub-Advisers may receive research, statistical, and quotation services from any broker-dealers with whom they place the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Sub-Advisers and/or their affiliates in advising various other clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The management fees paid by the Trust are not reduced because the Sub-Advisers and/or their affiliates may receive such services. As permitted by Section 28(e) of the Securities Exchange Act of 1934, a Sub-Adviser may cause a Portfolio to pay a broker-dealer who provides brokerage and research services to the Sub-Adviser an amount of disclosed commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction provided that the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised. A Sub-Adviser's authority to cause a Portfolio to pay any such greater commissions is also subject to such policies as the Adviser or the Trustees may adopt from time to time.

                             FINANCIAL STATEMENTS

The financial statements, notes and reports of the Independent Auditors for each of the Portfolios of the Trust are included herein.








================================================================================
SMALL CAP STOCK PORTFOLIO                          For the period ended 12/31/96
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT
Letter to Policyholders
--------------------------------------------------------------------------------

Despite the strong sell-off in July, the small cap market posted strong gains in the months following and finished the year at a similar level to the peak it reached in mid-May. Even with the strong performance of small cap stocks in the fourth quarter, it continued to trail the return of the S&P 500 for the year. Small cap stocks did end the year on a positive note, however, as they regained some ground on large cap stocks during the final days of the year. In fact, December was the first month since August that small cap stocks outperformed large cap stocks.

Within the Russell 2000 Index, the energy, banks, savings and loans, and REITs sectors were the strongest sectors for the fourth quarter as well as the leaders for the year. Similarly, healthcare was the most significant underperformer for the quarter and the year.

The Portfolio significantly outperformed the Russell 2000 since inception and for the fourth quarter of 1996. An attribution analysis indicates that stock selection was widespread as 14 of 20 sectors outperformed the index. Sectors contributing the most to performance included basic industry and miscellaneous services. These sectors were helped by two of the larger holdings in the Portfolio. Dekalb Genetics had a strong fourth quarter and was the best performing security in the Portfolio for the year. During the quarter, Dekalb announced that margins will be higher than originally expected due to good fall weather and lower production costs. Dekalb continues to be the largest security in the portfolio and we continue to believe that stock is attractive. Consolidated Graphics, one of the fastest growing printing companies in the country, announced that earnings would be above expectations. Results during the quarter were enhanced by earlier than anticipated completion of several recent acquisitions. The sectors detracting from performance included consumer stable and retail.

Entering 1997, the investing environment is remarkably similar to a year ago; despite some recent slowing, profit growth has been robust, with margins at or near record levels. We see three positive prospects for the small cap market:
(1) improved relative valuation due to prolonged underperformance relative to large cap stocks, (2) the likelihood of a stable or additional strengthening of the dollar, and (3) seasonally, this should be a strong period for small cap stocks.

TOP 10 LONG-TERM HOLDINGS BY MARKET VALUE
As of 12/31/96
                                              % of Portfolio
                                              --------------
         Dekalb Genetics                           3.0%
         Capital Re                                2.9
         Internet                                  2.0
         Commercial Metals                         1.4
         Roosevelt Financial Group                 1.3
         Applied Power                             1.2
         MMI                                       1.2
         Network General                           1.2
         DR Horton                                 1.1
         Colonial Bancgroup                        1.0


JAMES B. OTNESS
Portfolio Manager
J.P. Morgan Investment Management Inc.


================================================================================




================================================================================

                     SMALL CAP STOCK PORTFOLIO, MANAGED BY
              J.P. MORGAN INVESTMENT MANAGEMENT VS. RUSSELL 20002
                   Growth Based on $10,000 invested on 5/1/96



     Small Cap Stock Portfolio
        managed by JPMIM                     Russell 2000 Index
     -------------------------               ------------------
            $10,000                               10,000
             $9,955                                9,967
            $10,091                               10,001
            $10,825                               10,521




                               Total Return1
                               -------------
                              Since inception+
                              ----------------
Small Cap Stock Portfolio,
managed by JPMIM                   8.65%
Russell 20002                      5.22%


+Performance is shown from date of initial public offering, May 1, 1996.

1 "Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Small Cap Stock Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2 The Russell 2000 is a capitalized weighted index including 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.



================================================================================


================================================================================
QUALITY BOND PORTFOLIO                             For the period ended 12/31/96
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT
Letter to Policyholders
--------------------------------------------------------------------------------

After seesawing concerns about the economic growth grabbed headlines throughout most of the year, U.S. bonds were able to close out 1996 in an environment of moderate economic growth and subdued inflation. The modest 3.6% gain for the year seen in the Salomon Brothers BIG Index was largely attributable to its fourth quarter performance. The 5.0% gain for the year seen in the Merrill Lynch 1-3 Year Index demonstrates that shorter maturities outperformed longer maturities for the period. Despite a fourth quarter rally on maturities of 1 year or longer, yields rose across the entire maturity spectrum during 1996. The 2-year Treasury note provided a total return of 4.7% for the period while the long bond returned -4.5%.

The Portfolio's duration decision slightly detracted from its relative returns in 1996. The negative impact of a longer-than-benchmark duration during the first half of the year more than offset the positive impact when a similar strategy was pursued during the second half. In terms of sector strategy, the Portfolio achieved positive investment results by maintaining overweighted positions in mortgage-backed securities, asset-backed securities and corporate bonds while maintaining an underweighted position in U.S. Treasuries throughout the year. These sectors continue to be supported by sustained mutual fund inflows, U.S. economic stability, and improving political and fundamental environments.

Recent figures have reinforced investor hopes that economic growth has slowed to a sustainable pace and that labor market tightness is not a problem. However, we continue to believe that evidence reconfirming labor cost pressures will focus the debate on whether Federal Reserve tightening is ultimately necessary to slow the economy. We suspect that warning signs of impending inflation may accumulate sufficiently over the next few months to convince the Federal Reserve's less hawkish members to engineer an economic slowdown during 1997.

Given this environment, we plan to maintain the Portfolio's duration at close to neutral in the short-term, despite yields being above our long-term equilibrium assumption. We currently do not have an information advantage that compels us to assume a different posture. We also plan to maintain the Portfolio's overweighted exposure to mortgage-backed securities, asset-backed securities and corporate bonds

RONALD  ARONS
Portfolio Manager
J.P. Morgan Investment Management Inc.


======================================
DISTRIBUTION BY S&P RATING*
As of 12/31/96


A         12.8%
AA         1.6%
AAA       14.3%
BBB        3.1%
Agency    30.4%
Cash       5.0%
Treasury  32.8%

*% of holdings


================================================================================

      QUALITY BOND PORTFOLIO, MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT
            VS. SALOMON BROTHERS BROAD INVESTMENT GRADE BOND INDEX2
                   Growth Based on $10,000 invested on 5/1/96


              Quality Bond Portfolio
                 managed by JPMIM      Salomon Brothers BIG
              ----------------------   --------------------
                    $10,000                  $10,000
                    $10,095                  $10,124
                    $10,140                  $10,312
                    $10,577                  $10,624


                               Total Return1
                              Since inception+
                              ----------------
Quality Bond Portfolio,
managed by JPMIM                   5.68%
Salomon Brothers BIG2              6.24%


+Performance is shown from date of initial public offering, May 1, 1996.

1 "Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Quality Bond Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2 The Salomon Brothers Broad Investment Grade Bond Index (BIG) is a market-capitalized weighted index which includes fixed-rate Treasury, government sponsored, corporate (Baa3/BBB or better) and mortgage securities. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.



================================================================================


================================================================================
LARGE CAP STOCK PORTFOLIO                          For the period ended 12/31/96
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT
Letter to Policyholders
--------------------------------------------------------------------------------

During the first half of 1996, a calming of inflation and interest rate fears drove stock prices to new highs. Volatility in the stock market also increased dramatically during this period. The rally was fueled by a combination of declining interest rates, expanding corporate earnings and profitability, continued prospects for benign inflation, and record flows of money into domestic stock funds.

The stock market continued its record setting pace in the second half of 1996, despite a veiled warning from Alan Greenspan, the Federal Reserve chairman.
Positive market influences included: weaker economic data which alleviated concerns about inflationary pressures, earnings announcements which exceeded expectations, and the election results. The S&P 500 climbed 7.6% in November, its strongest one-month advance in five years, and 22.96% for the 12-month period. The larger-capitalization and defensive growth stocks that have led the market the past two years continued their outperformance. Searching for turnaround candidates was rewarded in relatively few sectors, with traditional value factors such as price-to-book having been less effective. Growth stocks outperformed value stocks by approximately four percentage points over the past 12 months.


The Portfolio's strategy combines key advantages of J.P. Morgan Investment Management's Active Management (purchasing stocks deemed most attractive while avoiding overvalued issues) with the reduced expenses and risk relative to the market found in traditional index funds. The Portfolio maintains broad diversification of large and mid-cap stocks with a sector-neutral approach coupled with a continued focus on individual stocks. As breadth returned to the market in the fourth quarter, the Portfolio outperformed the benchmark by about thirty basis points.

During 1996, the biggest contributions to performance came from stock picking in the finance, services, and technology sectors, with Federal National Mortgage Association, Turner Broadcasting, and Intel as three of the stocks in those sectors that positively impacted performance since inception. Stock picking in the health service and multi-industry sectors lagged for the year, with United Healthcare and General Motors as two examples of stocks from those sectors that negatively impacted performance.

Entering 1997, the investing environment is remarkably similar to what it was at the beginning of 1996; despite some recent slowing, profit growth has been robust, with margins at or near record levels. We believe that some of these influences are losing momentum or coming to an end. We continue to believe that higher wage costs, due to a tight labor market, plus an inability for competitive reasons to pass along cost increases, will generally put pressure on profit margins. Our diversified approach and aversion to overvalued stocks and market timing should be beneficial as the large blue-chip stocks, that have scored impressive gains as of late, turn out of favor as breadth continues to return to the market.

TOP 10 LONG-TERM HOLDINGS BY MARKET VALUE
As of 12/31/96
                                        % of Portfolio
                                        --------------
        Exxon                                3.0%
        Intel                                2.9
        Philip Morris                        2.8
        Royal Dutch Petroleum                2.4
        Procter & Gamble                     2.4
        IBM                                  2.1
        General Electric                     1.8
        Wal Mart                             1.8
        Boeing                               1.7
        Pfizer                               1.7


JAMES WIESS
Portfolio Manager
J.P. Morgan Investment Management Inc.

================================================================================

================================================================================



                     LARGE CAP STOCK PORTFOLIO, MANAGED BY
              J.P. MORGAN INVESTMENT MANAGEMENT VS. S&P 500 INDEX2
                   Growth Based on $10,000 invested on 5/1/96



           Large Cap Stock Portfolio
               managed by JPMIM                S&P 500 Index
           -------------------------           -------------
                    $10,000                       $10,000
                    $10,237                       $10,288
                    $10,420                       $10,601
                    $11,467                       $11,482



                               Total Return1
                              Since inception+
                              ----------------
Large Cap Stock Portfolio,
managed by JPMIM                   14.35%
S&P 500 Index2                     14.82%


+Performance is shown from date of initial public offering, May 1, 1996.

1 "Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Large Cap Stock Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2 The S&P 500 Index is an unmanaged index generally considered to be representative of stock market activity. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.


================================================================================


================================================================================
SELECT EQUITY PORTFOLIO                            For the period ended 12/31/96
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT
Letter to Policyholders
--------------------------------------------------------------------------------
During the first half of 1996, a calming of inflation and interest rate fears drove stock prices to new highs. Volatility in the stock market also increased dramatically during this period. The rally was fueled by a combination of declining interest rates, expanding corporate earnings and profitability, continued prospects for benign inflation, and record flows of money into domestic stock funds.

The stock market continued its record setting pace in the second half of 1996, despite a veiled warning from Alan Greenspan, the Federal Reserve chairman.
Positive market influences included: weaker economic data which alleviated concerns about inflationary pressures, earnings announcements which exceeded expectations, and the election results. The S&P 500 climbed 7.6% in November, its strongest one-month advance in five years, and 22.96% for the 12-month period. The larger-capitalization and defensive growth stocks that have led the market the past two years continued their outperformance. Searching for turnaround candidates was rewarded in relatively few sectors, with traditional value factors such as price-to-book having been less effective. Growth stocks outperformed value stocks by approximately four percentage points over the past 12 months.

Our approach to investing, which avoids dependence on the strength of a few stocks or industry sectors, can underperform the broader market when buying is heavily focused on certain subsets of the market; therefore, the stock picking lagged in the beginning months, causing the Portfolio to underperform the S&P
500. Since inception, our investment strategy involved maintaining our sector neutral approach coupled with a continued focus on individual stock selection with an emphasis on holding a highly diversified selection of value stocks.

During 1996, the biggest contributions to performance came from stock picking in the finance and transportation sectors, with Union Pacific and Bear Stearns as two of the stocks in those sectors that positively impacted performance since inception. Stock picking in the technology and multi-industry sectors lagged for the year, with General Instrument and General Motors as two examples of stocks from those sectors that negatively impacted performance.

Entering 1997, the investing environment is remarkably similar to what it was at the beginning of 1996; despite some recent slowing, profit growth has been robust, with margins at or near record levels. We believe that some of these influences are losing momentum or coming to an end. We continue to believe that higher wage costs, due to a tight labor market, plus an inability for competitive reasons to pass along cost increases, will generally put pressure on profit margins. Our diversified approach and aversion to overvalued stocks and market timing should be beneficial as the large blue-chip stocks, that have scored impressive gains as of late, turn out of favor as breadth continues to return to the market.

TOP 10 LONG-TERM HOLDINGS BY MARKET VALUE
As of 12/31/96
                                    % of Portfolio
                                    --------------
        Exxon                             3.3%
        Cooper Industries                 3.3
        Warner Lambert                    2.8
        Tele Communications               2.8
        Providian                         2.6
        Procter & Gamble                  2.5
        Unilever                          2.5
        Rohr                              2.3
        DuPont                            2.3
        Philip Morris                     2.2


MICHAEL J. KELLY
Portfolio Manager
J.P. Morgan Investment Management Inc.





================================================================================


================================================================================



                      SELECT EQUITY PORTFOLIO, MANAGED BY
              J.P. MORGAN INVESTMENT MANAGEMENT VS. S&P 500 INDEX2
                   Growth Based on $10,000 invested on 5/1/96



                 Select Equity Portfolio
                    managed by JPMIM          S&P 500 Index
                 -----------------------      -------------
                        $10,000                  $10,000
                         $9,852                  $10,288
                        $10,004                  $10,601
                        $10,837                  $11,482


                                 Total Return1
                                Since inception+
                                ----------------
Select Equity Portfolio,
managed by JPMIM                     8.52%
S&P 500 Index2                      14.82%

+Performance is shown from date of initial public offering, May 1, 1996.

1 "Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Select Equity Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2 The S&P 500 Index is an unmanaged index generally considered to be representative of stock market activity. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.


================================================================================


================================================================================
INTERNATIONAL EQUITY PORTFOLIO                     For the period ended 12/31/96
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT
Letter to Policyholders
--------------------------------------------------------------------------------

International equity markets continued to make progress the fourth quarter and for the calendar year despite the U.S. Dollar having a negative impact on benchmark returns. Returns in many European markets were ahead of the U.S. market. The strongest European markets in 1996 were Spain (+50.2%), Finland (+42.2%), Sweden (+41.4%), and the Netherlands (+37.6%). The weakest market was Italy which rose only 7.9% during the year. The advance in Spain was driven mostly by interest rates, which have fallen by around 100 basis points during the fourth quarter and increased liquidity flows in the equity markets by private investors moving away from less attractive money market funds. The strength of Finland's equity market was primarily due to Nokia (43% of the market), which was up almost 50% for the year. The Dutch market saw mixed performance in the fourth quarter, starting off with a series of profit warnings, then boosted by strong results in the financial sector, in particular ABN Amro's decision to buy Standard Federal Bank in the U.S.

During the final quarter of 1996, the Japanese market continued its downward trend, returning -7.8% for the year. The market remained unexcited about the general election of Japan's Diet in October, although was driven by aggressive buying into international blue chips such as Honda Motor by a handful of large U.S. investors in November. Hong Kong, the top performing market in the Pacific Rim (+33.1%) for the year, surged 12.2% during the final quarter, driven by lower U.S. rates, a continuing economic recovery and a strengthening property market.

Within the Pacific Rim, stock picking in Hong Kong, Malaysia, Australia and Singapore contributed to returns. In Europe, stock picking in Germany, Italy, the Netherlands, and Switzerland also contributed to performance while selection in France slightly lagged the benchmark. In terms of currency allocation, hedging out of the Yen into the U.S. Dollar was a positive move for the Portfolio as was taking advantage of the strong Sterling appreciation in the fourth quarter. Country allocation in Europe, particularly overweighting France, Germany, Spain, Italy, and Norway made a contribution to performance. However, underweighting the strong markets of Switzerland, the Netherlands and Sweden offset some of the fund's performance compared to the index.

In an environment of continued low interest rates and a positive earnings cycle in both Continental Europe and Japan, there exists potential for reasonable equity returns close to the long term average. Although markets would inevitably be hurt by a sudden fall in U.S. stock prices, we believe that fundamentally European valuations are more reasonable and that these markets will outperform the U.S. in 1997.

Within Europe, valuations in the major markets are now close to fair value and as a consequence we are looking to reduce our overweighted positions slightly in France and Germany. However, we believe that there is still positive earnings momentum in these markets. Our strategy also favors the smaller markets of Spain, Belgium and Ireland where valuations are more compelling.

In the Pacific Rim, we remain neutral on Japanese stocks. Although valuations are improving in Japan, oversupply and sagging investor confidence is still weighing on the market. New Zealand and Australian stocks continue to offer good value, however. We also expect to remain relatively neutral compared to the benchmark in both Singapore and Hong Kong and to be underweighted in Malaysia.

======================================
FOREIGN INVESTMENT BY COUNTRY
As of 12/31/96

Australia            4.2%
France              12.1%
Germany             14.6%
Hong Kong            4.9%
Japan               14.6%
Netherlands          5.5%
Other               19.3%
Spain                4.3%
UK                  20.5%


ANNE RICHARDS
Portfolio Manager
J.P. Morgan Investment Management Inc.


================================================================================


================================================================================




  INTERNATIONAL EQUITY PORTFOLIO, MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT
                              VS. MSCI EAFE INDEX2
                   Growth Based on $10,000 invested on 5/1/96



    International Equity Portfolio
          managed by JPMIM                MSCI EAFE Index
    ------------------------------        ---------------
              $10,000                        $10,000
              $10,172                         $9,876
              $10,149                         $9,871
              $10,860                        $10,036




                                     Total Return1
                                   Since inception+
                                   ----------------
International Equity Portfolio,
managed by JPMIM                        8.44%
MSCI EAFE Index2                         .36%


+Performance is shown from date of initial public offering, May 1, 1996.

1 "Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the International Equity Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2 The Morgan Stanley Capital International Europe, Australia, and Far East Index (MSCI EAFE) is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

================================================================================



================================================================================
LORD ABBETT BOND DEBENTURE PORTFOLIO               For the period ended 12/31/96
Letter to Policyholders
--------------------------------------------------------------------------------

Throughout 1996, the Portfolio benefited from its value style, as well as its emphasis on high-yield corporate bonds and convertible issues. Returns on these securities are related to the individual issuer's business strategy and financial results and less dependent upon the movement of interest rates. Therefore, the portfolio was able to post attractive gains during a period of rising interest rates by focusing on companies with improving fundamentals and rising earnings.

In addition, the Portfolio profited from its convertible debt holdings in the energy, financial and technology sectors. These issues, which were purchased when they were out of favor in the marketplace, provided strong appreciation as they rebounded toward the end of the year.

Heading into 1997, we expect economic growth to slow to approximately 2% or less and inflation to average between 2-1/2% - 3%. We will continue to utilize in-depth research to uncover investment opportunities, focusing on companies with strong balance sheets and competitive market position.

CHRISTOPHER J. TOWLE
Portfolio Manager
Lord, Abbett & Co.

TOP 10 HOLDINGS BY MARKET VALUE
As of 12/31/96
                                                  % of Portfolio
                                                  --------------
        U.S. Treasury Note (6% due 8/15/2005)           6.6%
        FNMA                                            5.5
        U.S. Treasury Note (8.5% due 7/15/1997)         3.3
        Fuji International Finance Trust*               2.4
        Ocwen Financial Corp.                           2.2
        U.S. Can Corp.                                  2.1
        Omnicom Group Inc.                              2.0
        Rayovac Corp.                                   2.0
        Flores & Rucks Inc.                             1.7
        Ryder TRS                                       1.7

PORTFOLIO FACTS
As of 12/31/96
        Duration                                        6.0 years
        Average Yield                                   8.6%
        Average Coupon                                  8.0%

*Preferred Stock Investment


======================================
DISTRIBUTION OF HOLDINGS
As of 12/31/96


Convertibles              25.0%
High Yield                58.0%
Short-Term Securities
 and Cash                  1.8%
U.S. Government           15.2%



======================================
DISTRIBUTION BY S&P RATING
As of 12/31/96


A          8.76%
AA         1.90%
AAA       16.98%
B         51.10%
BB         7.61%
BBB       10.24%
NR         3.41%





================================================================================





                      LORD ABBETT BOND DEBENTURE PORTFOLIO
                   Growth Based on $10,000 invested on 5/1/96




 Lord Abbett Bond    First Boston High   Merrill Lynch   Salomon Brothers Broad
Debenture Portfolio    Yield Index     Convertible Index Investment Grade Index
    $10,000               $10,000             $10,000          $10,000
    $10,202               $10,158             $10,068          $10,124
    $10,718               $10,539             $10,303          $10,312
    $11,359               $11,004             $10,601          $10,624




                                  Total Return1
                                 Since inception+
                                 ----------------
Lord Abbett Bond
Debenture Portfolio                  12.89%
First Boston High Yield Index2       10.04%
Salomon Brothers Broad
Investment High Grade Index2          6.24%
Merrill Lynch Convertible Index2      6.01%


+Performance is shown from date of initial public offering, May 1, 1996.

1 "Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Lord Abbett Bond Debenture Portfolio and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2 The First Boston High Yield Index is representative of the lower rated debt (including straight-preferred stocks) investments in the portfolio; the Merrill Lynch Convertible Index is representative of the equity-related securities in the portfolio; and Salomon Brothers Broad Investment High Grade Index is representative of the high-grade debt in the portfolio. The three indices chosen have elements of these three categories, but since there is no one index combining all three categories, these three separate indices may not be a valid comparison for the Portfolio. You may not directly invest in any of these indices. The indices do not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software and Bloomberg. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

================================================================================



================================================================================
QUALITY INCOME PORTFOLIO                  For the 12-month period ended 12/31/96
MANAGED BY VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
Letter to Policyholders
--------------------------------------------------------------------------------

For the 1996 calendar year, intermediate term rates rose more than 80 basis points (bps) while the yield of the long treasury bond rose 70 bps. Market expectations about the direction of interest rates continue to call for higher rates across the yield curve. The year-end slope of the yield curve as measured by the spread between two and ten year treasuries stood at 57 bps suggesting moderate economic growth in 1997.

Duration-neutral agencies outperformed treasuries by 32 bps last year, while callable agency yields increased modestly. With corporate spreads remaining tight all year, agencies have issued more callable paper meeting the market demand for a higher yielding product. Given the narrowness of agency spreads, we expect to move from an overweighted position to a neutral position in 1997.

The mortgage sector completed 1996 as the top performing domestic sector with 5.4% return. Mortgages performed well for the year due to continued low volatility and a modest increase in yields. We have maintained a 10% overweighting in mortgages and are looking for opportunities to increase our position. Asset-backed securities continued to experience spread tightening last year despite concerns about increasing credit card delinquency rates. Asset backed securities are still viewed as a safe alternative to the corporate sector.

Despite a slowing growth in corporate earnings, corporate spreads remained relatively narrow in 1996. Corporates continued to be buoyed by both solid economic fundamentals and technical factors (i.e., strong demand for dollar assets). Looking ahead, corporate spreads should be relatively stable depending on the degree of the slowdown in corporate earnings. The biggest concern will be event risk related to either merger activity or credit surprise. In order to minimize these risks, we expect to maintain a broadly diversified portfolio of corporate issues.

A building supply of municipal issues in November pushed yield ratios to the most attractive level of the year. Year-end seasonal factors resurfaced during late December and should continue to manifest themselves into January. From that point on we expect net supply to be positive. With increased issuance, municipal yield spreads should widen again.

Looking ahead, the likely scenario for 1997 is that inflation and growth will be similar to what we saw in 1996, about 2%-3% growth of GDP and inflation relatively controlled at around 2%-21/2%. Of course, this doesn't mean 1997 will not present risks, especially in relation to inflation. Based on employment statistics, we're starting to see some wage inflation flowing through and high oil prices will continue to have an adverse effect. In general, we think the economy may closely mirror what we experienced in 1996.

ROBERT J. HICKEY
Portfolio Manager
Van Kampen American Capital
Investment Advisory Corp.

======================================
PORTFOLIO BY SECTOR
As of 12/31/96


Asset Backed Securities          2.76%
Corpoate Bonds                  47.32%
Foreign Bonds/Debt              15.28%
Medium Term Securities           3.44%
Mortgage Backed                  2.03%
Repurchase Agreements            4.57%
U.S. Treasuries/Agencies        24.60%


================================================================================


================================================================================

    VAN KAMPEN AMERICAN CAPITAL QUALITY INCOME PORTFOLIO VS. LEHMAN BROTHERS
                        GOVERNMENT/CORPORATE BOND INDEX2
                   Growth Based on $10,000 invested on 1/1/90



             VKAC Quality                     Lehman Brothers
           Income Portfolio              Gov't/Corp. Bond Index
           ----------------              ----------------------
                $10,000                           $10,000
                 $9,915                            $9,885
                $10,208                           $10,241
                $10,281                           $10,303
                $10,819                           $10,828
                $11,046                           $11,120
                $11,216                           $11,288
                $11,838                           $11,937
                $12,516                           $12,574
                $12,316                           $12,386
                $12,792                           $12,887
                $13,485                           $13,517
                $13,487                           $13,528
                $14,159                           $14,157
                $14,566                           $14,582
                $15,128                           $15,064
                $15,042                           $15,020
                $14,532                           $14,550
                $14,339                           $14,369
                $14,367                           $14,440
                $14,392                           $14,493
                $15,032                           $15,215
                $16,075                           $16,202
                $16,380                           $16,512
                $17,194                           $17,282
                $16,827                           $16,877
                $16,912                           $16,957
                $17,151                           $17,256
                $17,663                           $17,783




                                       Average Annual Return1
                                       ----------------------
                                  1 Year  5 Years    Since inception+
                                  ------  -------    ----------------
VKAC Quality
Income Portfolio                   2.82%   6.76%          8.04%
Lehman Brothers
Gov't./Corp. Bond Index2           2.90%   7.18%          8.57%

+Portfolio is shown from first full month since inception.

1 "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Van Kampen American Capital (VKAC) Quality Income Portfolio and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2 The Lehman Brothers Government/Corporate Bond Index is comprised of all publicly issued, non-convertible, domestic debt of the U.S. Government or any agency thereof, quasi-Federal Corporation, or corporate debt guaranteed by the U.S. Government and all publicly issued, fixed-rate non-convertible, domestic debt of the four domestic major corporate classifications: industrial, utility, financial and Yankee bond. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

================================================================================



================================================================================
HIGH YIELD PORTFOLIO                      For the 12-month period ended 12/31/96
MANAGED BY VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
Letter to Policyholders
--------------------------------------------------------------------------------

The High Yield Portfolio posted a solid total return in 1996. The gain was better than that of Treasury bonds, but lagged overall returns of stocks. The high yield market's solid performance resulted from two primary factors. First, general economic conditions were favorable, with modest growth and low inflation. Second, technical conditions were strong during the year, as money flowed into the market from mutual fund investors as well as institutional investors and new participants.

We currently have six analysts working full time analyzing the credit quality of our high yield bond holdings and prospective investments. Our credit selection process continued to provide good results during the period. For example, we were able to avoid defaults among companies held in the portfolio. We also experienced gains from positive developments such as mergers with higher quality companies and tender offers for bonds held.

At the current time, we are somewhat cautious regarding the high yield market's prospects for 1997. We expect high yield companies to show mixed performance as long as the economy continues its current slow growth. However, we believe the portfolio is positioned to perform well under these conditions. To help us obtain the portfolio's objectives, we have underweighted bonds in the cyclical industries, and we will continue to emphasize quality in the credit selection process


ANNE LORSUNG
Portfolio Manager
Van Kampen American Capital
Investment Advisory Corp.

TOP 10 LONG-TERM HOLDINGS BY MARKET VALUE
As of 12/31/96

                                    % of Portfolio
                                    --------------
        Thrifty Payless                 1.8%
        IXC Communications              1.7
        Selmer                          1.7
        Connecticut Yankee              1.6
        Fonorola                        1.6
        Communications & Power          1.6
        Waban                           1.6
        AES                             1.5
        SCI TV                          1.5
        Tally                           1.5


======================================
DISTRIBUTION BY MOODY'S RATING
As of 12/31/96


Aaa         1.4%
Ba1         4.3%
Ba2         4.0%
Ba3        18.4%
B1         17.0%
B2         27.9%
B3         22.5%
Caa         1.2%
Other       3.3%


================================================================================


================================================================================




                          VAN KAMPEN AMERICAN CAPITAL
                   HIGH YIELD PORTFOLIO VS. SALOMON BROTHERS
                           HIGH YIELD INDEX-COMPOSITE2
                   Growth Based on $10,000 invested on 1/1/90



                    VKAC High           Salomon Brothers
                 Yield Portfolio        High Yield Index
                 ---------------        ----------------
                    $10,000                 $10,000
                    $10,073                  $9,706
                    $10,458                 $10,090
                    $10,173                  $9,200
                    $10,186                  $9,252
                    $11,358                 $11,065
                    $11,908                 $11,786
                    $12,577                 $12,546
                    $13,064                 $13,251
                    $14,313                 $14,244
                    $14,606                 $14,808
                    $15,473                 $15,473
                    $15,554                 $15,674
                    $15,859                 $16,690
                    $17,653                 $17,471
                    $17,988                 $17,873
                    $18,972                 $18,548
                    $18,691                 $18,068
                    $18,498                 $17,910
                    $18,254                 $18,218
                    $18,114                 $17,887
                    $18,907                 $19,235
                    $19,804                 $20,559
                    $20,486                 $21,211
                    $21,137                 $22,131
                    $21,610                 $22,376
                    $21,936                 $22,562
                    $22,738                 $23,528
                    $23,588                 $24,619





                                       Average Annual Return1
                                       ----------------------
                                   1 Year  5 Years    Since inception+
                                   ------  -------   -----------------
VKAC High
Yield Portfolio                    11.29%  12.50%         13.05%
Salomon Brothers
High Yield Index2                  11.24%  13.17%         13.55%

+Portfolio is shown from first full month since inception.

1 "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Van Kampen American Capital (VKAC) High Yield Portfolio and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2 The Salomon Brothers High Yield Index-Composite tracks the composite high yield market excluding issues with less than 7 years maturity. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.


================================================================================



================================================================================
STOCK INDEX PORTFOLIO                     For the 12-month period ended 12/31/96
MANAGED BY VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
Letter to Policyholders
--------------------------------------------------------------------------------

Stock markets around the world rallied considerably in 1996, but few countries were able to match the returns generated by the U.S. stock market. Low inflation and interest rates, steady corporate profit growth, and insatiable investor demand for shares of equity mutual funds combined to provide another year of exceptional returns for equities as the Standard & Poor's 500 Index generated a total return of 22.96% for the year.

The nature of the stock market rally in 1996 was drastically different from that of 1995. In 1995, the stock market was driven by a 193 basis point decline in long-term interest rates and an 18% increase in corporate earnings. In contrast, long-term rates in 1996 increased by 69 basis points and corporate profits grew by a more modest 8%. The 1996 rally owes much credit to record investor flows into equity mutual funds as well as an increase in investors' willingness to take on more risk in their search for capital gains. Investment flows into equity mutual funds topped $220 billion in 1996. Even after subtracting the liquidation of almost $90 billion of non-mutual fund equity holdings by investors, net inflows to equities for the year exceeded the combined annual savings of every American.

As 1997 gets underway and the economy enters into its seventh consecutive year of expansion, many analysts have once again dusted off their perennial list of fears for the new year. Some argue that stock prices tend to perform poorly in the year following a presidential election, or the year following two consecutive years of phenomenal performance. However, we believe that the fundamental underpinnings that have provided us with this dramatic bull market remain in place. Moderate economic growth, steady corporate profit growth, sustained investor flows into equities and favorable inflation and interest rates are expected to continue. While these factors currently remain favorable, deterioration in any of these fundamental underpinnings may lead to significant increases in volatility and potential declines in share prices.

Specifically, corporate profits are expected to experience a decline in their rate of growth. At some point, declining profit margins will not go unnoticed by investors and significant investment gains will be much harder to achieve; however, at this time, investors appear comfortable with the risks inherent in equity investments.

As long as investors' expectations of 1997's performance more closely approximate the stock market's long term average market returns, we believe the Stock Index Portfolio will continue to offer favorable returns in the year ahead.

TOP 10 LONG-TERM HOLDINGS BY MARKET VALUE
As of 12/31/96
                               % of Portfolio
                               --------------
        General Electric Co.        3.00%
        Coca-Cola                   2.43
        Intel Corp.                 2.05
        Exxon                       2.05
        Microsoft                   1.80
        Merck                       1.79
        Philip Morris               1.65
        Royal Dutch Petroleum       1.63
        IBM                         1.49
        Procter & Gamble            1.29



PETE PAPAGEORGAKIS
Portfolio Manager
Van Kampen American Capital
Investment Advisory Corporation

================================================================================


================================================================================




      VAN KAMPEN AMERICAN CAPITAL STOCK INDEX PORTFOLIO VS. S&P 500 INDEX2
                  Growth Based on $10,000 invested on 12/1/91




                   VKAC Stock
                Index Portfolio           S&P 500 Index
                ---------------           -------------
                    $10,000                 $10,000
                    $10,570                 $11,143
                    $10,279                 $10,865
                    $10,470                 $11,066
                    $10,764                 $11,412
                    $11,219                 $11,989
                    $11,627                 $12,517
                    $11,686                 $12,573
                    $11,948                 $12,896
                    $12,231                 $13,196
                    $11,711                 $12,697
                    $11,716                 $12,746
                    $12,222                 $13,367
                    $12,156                 $13,362
                    $13,364                 $14,667
                    $14,763                 $16,060
                    $16,188                 $17,326
                    $17,451                 $18,367
                    $18,411                 $19,355
                    $19,256                 $20,216
                    $19,821                 $20,832
                    $21,632                 $22,563




                              Average Annual Return1
                              ----------------------
                         1 Year  5 Year  Since inception+
                         ------  ------  ----------------
VKAC Stock
Index Portfolio          22.48%  14.13%      16.10%
S&P 500 Index2           22.96%  15.15%      17.36%

+Portfolio is shown from first full month since inception.

1 "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Van Kampen American Capital (VKAC) Stock Index Portfolio and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2 The S&P 500 Index is an unmanaged index generally considered to be representative of stock market activity. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.


================================================================================



================================================================================
GROWTH AND INCOME PORTFOLIO               For the 12-month period ended 12/31/96
MANAGED BY VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
Letter to Policyholders
--------------------------------------------------------------------------------

Moderate economic growth, benign inflation, and favorable corporate profits helped the stock market register another banner year in 1996. In general, it was a year in which the stocks of larger companies performed better than the stocks of smaller companies, which benefited this Portfolio since we invest more in larger capitalized, blue chip companies. Playing a lead role in the Portfolio's performance this year were technology picks, which generated about a 37% return.

As in years' past, we focused on stock selection, identifying those companies that we believe were poised to benefit from a restructuring or repositioning. As an example, we took a relatively large position in Lucent Technologies with the expectation of capturing growth in the expanding telecommunications arena. We felt the company would be able to successfully market its technologies when unbridled from AT&T. The company's IPO opened at 28 in March and closed the year at about 46. In the energy sector, Texaco gave the portfolio a boost by outperforming the market and delivering an impressive yield. Texaco has become a more focused company. They've sold all their chemical operations in the last couple of years and have formed joint ventures for some of their refinery and marketing operations. In addition, the company is experiencing an increase in production of oil and gas that is in excess of the industry.

While a strong market in 1996 was not surprising, its performance exceeded our initial expectations. Early in the year, we cautiously positioned the portfolio; however, as the year evolved, all the fundamentals were in place for the market's ascent. While there was some turbulence along the way, we viewed these temporary downturns as buying opportunities. As an example, we added to our technology holdings in August and September, which as we noted earlier, contributed greatly to the portfolio's performance.

Looking ahead, we think the prospects for the stock market will be positive in 1997, although we would caution investors not to expect the exceptional gains witnessed in 1995 and 1996. Fundamentally, we don't see all the pieces in place to push the economy much higher, so we look for low to moderate growth. Our greatest fear is inflation, which we think may notch up slightly during the year. As long as rates remain about the same, we expect a favorable environment for stocks in 1997.

TOP 10 LONG-TERM HOLDINGS BY MARKET VALUE
As of 12/31/96
                                   % of Portfolio
                                   --------------
        Texaco                          2.56%
        AT&T                            2.37
        Bankamerica                     1.87
        Federated Department Stores     1.76
        Philip Morris                   1.71
        Royal Dutch Petroleum           1.55
        Crown Cork & Seal               1.47
        SmithKline Beecham              1.44
        3 Com Corp.                     1.29
        Canadian Pacific                1.27


JAMES A. GILLIGAN
Portfolio Manager
Van Kampen American Capital
Investment Advisory Corp.



================================================================================



================================================================================




   VAN KAMPEN AMERICAN CAPITAL GROWTH AND INCOME PORTFOLIO VS. S&P 500 INDEX2
                   Growth Based on $10,000 invested on 6/1/92





           VKAC Growth and Income Portfolio          S&P 500 Index
            --------------------------------          -------------
                       $10,000                           $10,000
                        $9,750                            $9,851
                        $9,962                           $10,159
                       $10,569                           $10,673
                       $11,226                           $11,143
                       $11,527                           $11,193
                       $12,143                           $11,480
                       $12,234                           $11,747
                       $11,746                           $11,304
                       $11,342                           $11,347
                       $11,858                           $11,900
                       $11,634                           $11,895
                       $12,498                           $13,057
                       $13,581                           $14,297
                       $14,862                           $15,424
                       $15,948                           $16,351
                       $16,737                           $17,230
                       $17,082                           $17,997
                       $17,466                           $18,545
                       $18,998                           $20,086


                          Average Annual Return1
                          ----------------------
                         1 Year  Since inception+
                         ------  ----------------
VKAC Growth and
Income Portfolio         18.18%      13.50%
S&P 500 Index2           22.96%      16.44%

+Portfolio is shown from first full month since inception.

1 "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Van Kampen American Capital (VKAC) Growth and Income Portfolio and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2 The S&P 500 Index is an unmanaged index generally considered to be representative of stock market activity. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by Cova from CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.


================================================================================



================================================================================
MONEY MARKET PORTFOLIO                    For the 12-month period ended 12/31/96
MANAGED BY VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
Letter to Policyholders
--------------------------------------------------------------------------------

In 1996, the year got off to a fast start as the Federal Reserve Board cut the Federal Funds rate in January by a quarter of a point from 5.50% to 5.25%. With little sign of inflation, it appeared evident that there would be future interest rate adjustments to follow. However, to the disappointment of many, the Fed would not adjust the Federal Funds Rate for the remainder of the year. The Portfolio remained in a neutral posture for the first quarter of the year, keeping a weighted average maturity of 50 days or shorter.

As the summer approached and the hopes of an interest-rate easing faded, wage pressures brought back fears of increased inflation. Yields on 3-month commercial paper peaked during the month of July. The Portfolio maintained a very defensive structure during this period, shortening the weighted average maturity to 25 days.

In the fall, the economic data once again pointed to a slower growth scenario, and inflation fears subsided. We extended the Portfolio's maturity to 68 days in late October by locking in higher yields on longer maturing securities such as commercial paper and agency discount notes.

Year-end concerns and volatile markets caused another back-up in rates in December. The Portfolio increased its weighting in cash in order to become more defensive and to pick up on the seasonal jump in the overnight repo rate. For the year, the Portfolio realized a 5.42% total return.

The strategy of the Portfolio remains to achieve competitive yield by investing in only the highest rated and most liquid of securities.

In the future, we believe that inflation pressures will find their way back into the market. We look for the Federal Reserve Board to increase the Fed Funds Rate in the first half of 1997. Therefore, the Portfolio will continue to emphasize securities with shorter maturities in anticipation of higher rates.


REID HILL
Portfolio Manager
Van Kampen American Capital
Investment Advisory Corp.



======================================
PORTFOLIO BY SECTOR
As of 12/31/96


Bankers Acceptances            7.50%
Commerical Paper              34.97%
Government/Agency             13.22%
Municipal Obligations          4.91%
Repurchase Agreements         11.11%
Variable Rate Demand
  Obligations                 28.29%





================================================================================





KPMG  Peat Marwick LLP


REPORT OF INDEPENDENT AUDITORS'


The Board of Trustees
Cova Series Trust:

We have audited the accompanying statements of assets and liabilities of Small Cap Stock Portfolio, Quality Bond Portfolio, Select Equity Portfolio, Large Cap Stock Portfolio, International Equity Portfolio, Bond Debenture Portfolio, Money Market Portfolio, Quality Income Portfolio, Stock Index Portfolio, Growth and Income Portfolio and High Yield Portfolio, portfolios of Cova Series Trust (formerly the Van Kampen Merritt Series Trust), including the portfolios of investments, as of December 31, 1996 and the related statements of operations for the year or period then ended and statements of changes in net assets for each of the years or periods in the two-year period then ended and the financial highlights as listed below:

o for each of the years in the seven-year period then ended and for the period from December 11, 1989 (commencement of operations) to December 31, 1989 for Quality Income Portfolio and High Yield Portfolio,
o for each of the years in the five-year period then ended and for the period from July 1, 1991 (commencement of operations) to December 31, 1991 for Money Market Portfolio,
o for each of the years in the five-year period then ended and for the period from November 1, 1991 (commencement of operations) to December 31, 1991 for Stock Index Portfolio,
o for each of the years in the four-year period then ended and for the period from May 1, 1992 (commencement of operations) to December 31, 1992 for Growth and Income Portfolio, and
o for the period from May 1, 1996 (date of initial public offering) to December 31, 1996 for Small Cap Stock Portfolio, Quality Bond Portfolio, Select Equity Portfolio, Large Cap Stock Portfolio, International Equity Portfolio and Bond Debenture Portfolio.

These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Small Cap Stock Portfolio, Quality Bond Portfolio, Select Equity Portfolio, Large Cap Stock Portfolio, International Equity Portfolio, Bond Debenture Portfolio, Money Market Portfolio, Quality Income Portfolio, Stock Index Portfolio, Growth and Income Portfolio and High Yield Portfolio as of December 31, 1996, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods indicated above in conformity with generally accepted accounting principles.


                                            /s/ KPMG Peat Marwick LLP

Boston, Massachusetts
February 3, 1997













COVA SERIES TRUST
SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                               VALUE
DESCRIPTION                                                                                     SHARES               (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS - 91.3%
AEROSPACE & DEFENSE - 1.2%
Orbital Sciences Corp. *                                                                         5,600   $               96,600
Rohr, Inc. *                                                                                     3,000                   67,875
Special Devices, Inc. *                                                                            300                    5,325
                                                                                                           ---------------------
                                                                                                                        169,800
                                                                                                           ---------------------
AIRLINES - 0.2%
Mesa Air Group, Inc *                                                                            5,300                   35,775
                                                                                                           ---------------------

AUTOMOTIVE - 3.8%
Excel Industries, Inc                                                                            8,100                  134,663
Intermet Corp                                                                                   16,300                  262,813
Lithia Motors, Inc. Class A *                                                                    1,200                   13,350
Modine Manufacturing Co                                                                            700                   18,725
Simpson Industries                                                                               8,600                   93,659
Wabash National Corp                                                                             1,700                   31,238
                                                                                                           ---------------------
                                                                                                                        554,448
                                                                                                           ---------------------
BANKING - 6.7%
Bank North Group, Inc                                                                            1,900                   78,850
Bank United Corp. *                                                                              1,100                   29,494
CCB Financial Corp                                                                                 600                   40,950
Cole Taylor Financial Group                                                                        200                    5,300
Colonial Bancgroup, Inc                                                                          3,500                  140,000
Community First Bankshares                                                                         765                   21,229
First Hawaiian, Inc                                                                                700                   24,500
First Republic Bancorp, Inc. *                                                                   1,200                   20,100
GBC Bancorp California                                                                           3,900                  109,688
Irwin Financial Corp                                                                             1,400                   34,650
Mark Twain Bancshares, Inc                                                                         900                   43,875
National Commerce Bancorp                                                                        1,500                   57,375
North Fork Bancorporation, Inc                                                                     400                   14,250
Roosevelt Financial Group, Inc                                                                   8,400                  176,400
Sterling Bancshares, Inc                                                                         1,800                   33,863
Trans Financial, Inc                                                                               700                   16,275
Trustco Bank Corp. N.Y                                                                           1,695                   36,231
United Carolina Bancshares                                                                         500                   19,750
Westamerica Bancorp                                                                              1,500                   86,625
                                                                                                           ---------------------
                                                                                                                        989,405
                                                                                                           ---------------------



                       See notes to financial statements





COVA SERIES TRUST
SMALL CAP STOCK PORTFOLIO - CONTINUED

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                               VALUE
DESCRIPTION                                                                                     SHARES               (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO - 4.3%
Consolidated Cigars *                                                                              800   $               19,800
Coors (Adolph)                                                                                   1,300                   24,700
Dekalb Genetics Corp. Class B                                                                    8,000                  408,000
Dreyers Grand Ice Cream, Inc                                                                       700                   20,300
Eskimo Pie Corp                                                                                  1,200                   13,350
Kensey Nash Corp. *                                                                              2,900                   43,500
Morningstar Group, Inc. *                                                                        1,500                   29,625
Riviana Foods, Inc                                                                               1,300                   22,425
Sanderson Farms, Inc                                                                               700                   11,725
Savannah Foods & Industries., Inc                                                                1,400                   18,900
Swisher International Group Class A *                                                            1,500                   23,813
                                                                                                           ---------------------
                                                                                                                        636,138
                                                                                                           ---------------------
CHEMICALS - 2.3%
Bush Boake Allen, Inc. *                                                                         2,500                   66,563
Calgene, Inc. *                                                                                  1,700                    8,606
General Chemical Group, Inc                                                                      2,800                   66,150
Mycogen Corp. *                                                                                    400                    8,500
OM Group, Inc                                                                                      500                   13,500
Petrolite Corp                                                                                     900                   43,200
Synalloy Corp                                                                                      700                   11,025
Tetra Technologies, Inc. *                                                                       4,800                  121,200
                                                                                                           ---------------------
                                                                                                                        338,744
                                                                                                           ---------------------
COMMERCIAL SERVICES - 2.1%
DeVry, Inc. *                                                                                    5,000                  117,500
Equity Corporation International *                                                               1,400                   28,000
National Processing, Inc. *                                                                        600                    9,600
Pinkertons, Inc. *                                                                               1,600                   40,200
Robert Half International, Inc. *                                                                2,300                   79,063
Steiner Leisure Ltd *                                                                            1,500                   30,188
Whittman-Hart, Inc. *                                                                              200                    5,125
                                                                                                           ---------------------
                                                                                                                        309,676
                                                                                                           ---------------------
COMMUNICATIONS - 2.8%
Advanced Fibre Communication *                                                                     100                    5,569
Analogy Inc. *                                                                                     700                    3,150
Digital Microwave Corp. *                                                                        4,300                  119,863
DSP Communications, Inc. *                                                                         400                    7,725
ICG Communications, Inc. *                                                                       1,300                   22,913
Leasing Solutions, Inc. *                                                                          700                   18,025
Omnipoint Corp. *                                                                                1,700                   32,725
Paging Network, Inc. *                                                                           6,000                   91,500
Premiere Technologies, Inc. *                                                                    2,700                   67,500






                        See notes to financial statements






COVA SERIES TRUST
SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                               VALUE
DESCRIPTION                                                                                     SHARES               (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS - CONTINUED
Proxim, Inc. *                                                                                   1,000   $               23,125
Videoserver, Inc. *                                                                                400                   16,900
Wireless One, Inc. *                                                                               300                    1,988
                                                                                                           ---------------------
                                                                                                                        410,983
                                                                                                           ---------------------
COMPUTER SOFTWARE & PROCESSING - 4.4%
Adept Technology, Inc. *                                                                         4,800                   35,400
American Disposal Services *                                                                     2,500                   46,250
Aurum Software, Inc. *                                                                             100                    2,313
Avid Technology, Inc. *                                                                          1,400                   14,525
BA Merchant Services, Inc. Class A *                                                             1,100                   19,663
Citrix Systems, Inc. *                                                                             100                    3,906
DST Systems, Inc. *                                                                              1,300                   40,788
Edify Corp. *                                                                                    2,300                   36,800
Ingram Micro, Inc. *                                                                             1,000                   23,000
Legato Systems, Inc. *                                                                             200                    6,488
Mathsoft, Inc. *                                                                                 2,700                   10,125
Mentor Graphics Corp. *                                                                          1,600                   15,600
Metromail Corp. *                                                                                  800                   14,600
Microware Systems Corp. *                                                                          700                    9,975
Network General Corp. *                                                                          5,200                  157,300
Oak Technology, Inc. *                                                                           4,200                   47,250
Objective Systems Integrator *                                                                   1,000                   23,688
Pinnacle Systems, Inc. *                                                                         1,700                   17,850
S3 Incorporated *                                                                                  800                   13,050
Sapient Corp. *                                                                                    400                   16,850
Security First Network Bank *                                                                    1,000                   10,250
Select Software Tools *                                                                            100                    1,781
Simulation Sciences, Inc. *                                                                        800                   11,900
Transaction Systems Architects, Inc. Class A *                                                   1,000                   33,250
Verity, Inc. *                                                                                     100                    1,538
Visigenic Software, Inc. *                                                                       1,900                   28,381
                                                                                                           ---------------------
                                                                                                                        642,521
                                                                                                           ---------------------
COMPUTERS & INFORMATION - 0.6%
BBN Corp. *                                                                                      2,300                   51,750
Raster Graphics, Inc. *                                                                          1,700                   19,338
Red Brick Systems, Inc. *                                                                          700                   15,925
                                                                                                           ---------------------
                                                                                                                         87,013
                                                                                                           ---------------------
CONSUMER SERVICES - 0.1%
Education Management *                                                                             800                   16,800
                                                                                                           ---------------------




                       See notes to financial statements





COVA SERIES TRUST
SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                               VALUE
DESCRIPTION                                                                                     SHARES               (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 1.9%
Black Hills Corp                                                                                   200   $                5,625
Calpine Corp. *                                                                                    700                   14,000
Central Hudson Gas & Electric                                                                    4,400                  138,050
Central Louisiana Electric, Inc                                                                  4,000                  110,500
Saint Joseph Light & Power                                                                       1,000                   15,375
                                                                                                           ---------------------
                                                                                                                        283,550
                                                                                                           ---------------------
ELECTRICAL EQUIPMENT - 2.7%
Advanced Technology Material *                                                                   6,700                  115,575
American Residential Services *                                                                    400                   10,850
Applied Power, Inc. Class A                                                                      4,200                  166,425
Bolder Electrical Equipment *                                                                    1,000                   16,438
Encore Wire Corp. *                                                                              4,100                   70,725
Microchip Technology, Inc. *                                                                       200                   10,175
Silicon Valley Group, Inc. *                                                                       300                    6,019
                                                                                                           ---------------------
                                                                                                                        396,207
                                                                                                           ---------------------
ELECTRONICS - 2.1%
ESS Technology *                                                                                 1,300                   36,563
Flextronics International, Ltd *                                                                   500                   14,000
Input / Output, Inc. *                                                                           1,700                   31,450
Itron, Inc. *                                                                                    2,400                   42,600
Puma Technology, Inc. *                                                                            100                    1,700
SDL, Inc. *                                                                                      4,900                  128,625
WH Brady Co. Class A                                                                             2,400                   59,100
                                                                                                           ---------------------
                                                                                                                        314,038
                                                                                                           ---------------------
ENTERTAINMENT & LEISURE - 2.0%
Ascent Entertainment Group *                                                                     3,700                   59,663
Imax Corp. *                                                                                     1,800                   55,800
Johnson Worldwide Associates *                                                                   3,200                   42,400
SCP Pool Corp. *                                                                                 1,000                   20,750
WMS Industries, Inc. *                                                                           5,400                  108,000
                                                                                                           ---------------------
                                                                                                                        286,613
                                                                                                           ---------------------
ENVIRONMENTAL CONTROLS - 0.9%
Dames & Moore, Inc                                                                               6,600                   96,525
Sevenson Environmental Services                                                                  1,600                   29,200
                                                                                                           ---------------------
                                                                                                                        125,725
                                                                                                           ---------------------
FINANCIAL SERVICES - 1.9%
Charter One Financial, Inc                                                                         800                   33,600
Delta Financial Corp. *                                                                            300                    5,400
First Federal Financial Corp *                                                                   1,900                   41,800
Hambrecht & Quist Group *                                                                          700                   15,138
IMC Mortgage Co. *                                                                                 500                   16,750




                       See notes to financial statements





COVA SERIES TRUST
SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                               VALUE
DESCRIPTION                                                                                     SHARES               (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES - CONTINUED
Litchfield Financial Corp                                                                        2,030   $               29,943
Ocwen Financial Corp. *                                                                            100                    2,650
Pinnacle Financial Services                                                                      1,100                   25,988
Southwest Securities Group, Inc                                                                  4,300                   64,500
WFS Financial, Inc. *                                                                            2,000                   39,750
                                                                                                           ---------------------
                                                                                                                        275,519
                                                                                                           ---------------------
FOREST PRODUCTS & PAPER - 0.6%
Caraustar Industries, Inc                                                                        1,700                   56,525
Universal Forest Products, Inc                                                                   1,900                   25,175
                                                                                                           ---------------------
                                                                                                                         81,700
                                                                                                           ---------------------
HEALTH CARE PROVIDERS - 1.6%
Affymetrix, Inc. *                                                                                 700                   14,131
Diagnostic Health Services, Inc. *                                                               1,800                   14,400
Kapson Senior Quarters *                                                                         1,300                   10,400
Paracelsus Healthcare Corp. *                                                                    1,900                    6,888
Safety First, Inc. *                                                                             7,800                   79,950
Sierra Health Services, Inc. *                                                                   1,500                   36,938
Sterling House Corp. *                                                                           1,900                   16,625
Summit Care Corp. *                                                                              2,400                   39,300
Virus Research Institute, Inc. *                                                                 1,700                    9,775
                                                                                                           ---------------------
                                                                                                                        228,407
                                                                                                           ---------------------
HEAVY MACHINERY - 2.2%
Credence Systems Corp. *                                                                         1,400                   28,175
Dreco Energy Services Ltd Class A *                                                              2,000                   73,500
Greenfield Industries, Inc                                                                       1,300                   39,731
Idex Corp                                                                                        1,700                   67,788
Infocus Systems, Inc. *                                                                          1,300                   27,869
Kuhlman Corp                                                                                       600                   11,625
Measurex Corp                                                                                    2,900                   69,600
                                                                                                           ---------------------
                                                                                                                        318,288
                                                                                                           ---------------------
HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 1.9%
Aaron Rents, Inc. Class B                                                                        1,500                   17,813
Bush Industries Class A                                                                          2,600                   50,050
D.R. Horton, Inc. *                                                                             13,100                  142,463
Landec Corp. *                                                                                     200                    1,525
Micrel, Inc. *                                                                                   2,200                   69,575
                                                                                                           ---------------------
                                                                                                                        281,426
                                                                                                           ---------------------
HOUSEHOLD PRODUCTS - 0.6%
Libbey, Inc                                                                                      3,000                   83,625
                                                                                                           ---------------------




                       See notes to financial statements






COVA SERIES TRUST
SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                               VALUE
DESCRIPTION                                                                                     SHARES               (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL - DIVERSIFIED - 0.7%
ABC Rail Products Corp. *                                                                          700   $               13,913
Emergent Group, Inc. *                                                                             700                    7,350
Fisher Scientific                                                                                  500                   23,563
Hexcel Corp. *                                                                                   1,000                   16,250
Shaw Group, Inc. *                                                                                 600                   14,025
Strategic Distribution, Inc. *                                                                   3,100                   24,413
                                                                                                           ---------------------
                                                                                                                         99,514
                                                                                                           ---------------------
INSURANCE - 4.8%
Capital RE Corp                                                                                  8,400                  391,650
Chartwell RE Corp                                                                                1,500                   40,125
MMI Companies, Inc                                                                               4,900                  158,025
Renaissancere Holdings Ltd                                                                       3,900                  128,700
                                                                                                           ---------------------
                                                                                                                        718,500
                                                                                                           ---------------------
LODGING - 1.1%
Candlewood Hotel Co., Inc. *                                                                     2,400                   23,100
Doubletree Corp. *                                                                                 800                   36,000
Extended Stay America, Inc. *                                                                    4,900                   98,613
                                                                                                           ---------------------
                                                                                                                        157,713
                                                                                                           ---------------------
MEDIA - BROADCASTING & PUBLISHING - 2.9%
American Pad & Paper Co. *                                                                       4,700                  106,338
Banta Corp                                                                                       1,300                   29,738
Books-A-Million, Inc. *                                                                          2,900                   19,938
Consolidated Graphics, Inc. *                                                                    2,500                  140,000
Ditgital Generation Systems *                                                                      800                    6,700
Heartland Wireless Communications., Inc. *                                                       1,300                   17,063
Heritage Media Corp. Class A *                                                                   2,500                   28,125
K-III Communications Corp. *                                                                     2,400                   25,800
Norwood Promotional Products *                                                                   1,400                   25,550
SJW Corp                                                                                           500                   23,438
                                                                                                           ---------------------
                                                                                                                        422,690
                                                                                                           ---------------------
MEDICAL SUPPLIES - 3.5%
Aspen Technologies, Inc. *                                                                         200                   16,050
Cellpro, Inc. *                                                                                  3,700                   46,250
Eclipse Surgical Tech, Inc. *                                                                    1,200                   10,500
Heartstream, Inc. *                                                                              2,900                   36,250
Keravision, Inc. *                                                                               5,900                   81,125
Lifeline Systems, Inc. *                                                                           700                   12,206
Mariner Health Group, Inc. *                                                                     7,200                   59,850
Physio-Control International Corp. *                                                               800                   18,000
Research Medical, Inc. *                                                                         2,900                   66,700




                       See notes to financial statements





COVA SERIES TRUST
SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                               VALUE
DESCRIPTION                                                                                     SHARES               (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
MEDICAL SUPPLIES - CONTINUED
Sangstat Medical Corp. *                                                                         2,500   $               66,250
Sola International *                                                                             1,300                   49,400
Somatogen, Inc. *                                                                                4,400                   48,400
                                                                                                           ---------------------
                                                                                                                        510,981
                                                                                                           ---------------------
MEDICAL & BIO-TECHNOLOGY - 0.7%
Arqule, Inc. *                                                                                     600                    9,225
Sequana Therapeutics, Inc. *                                                                     2,600                   43,550
Sunrise Assisted Living, Inc. *                                                                    200                    5,575
Transkaryotic Therapies, Inc. *                                                                    200                    3,688
Tripos, Inc. *                                                                                   3,600                   42,300
                                                                                                           ---------------------
                                                                                                                        104,338
                                                                                                           ---------------------
METALS - 3.4%
Amcast Industrial Corp                                                                           1,900                   47,025
Commercial Metals Co                                                                             6,400                  192,800
Mueller Industries *                                                                             1,000                   38,500
Oregon Steel Mills                                                                               1,800                   30,150
Schnitzer Steel Inds., Inc. Class A                                                              1,900                   48,450
Steel Technologies, Inc                                                                         10,500                  139,125
                                                                                                           ---------------------
                                                                                                                        496,050
                                                                                                           ---------------------
MINING - 0.3%
Smith International *                                                                            1,000                   44,875
TPC Corp. *                                                                                        400                    3,600
                                                                                                           ---------------------
                                                                                                                         48,475
                                                                                                           ---------------------
OFFICE EQUIPMENT - 2.7%
Actel Corp. *                                                                                    5,200                  123,500
Acxiom Corp. *                                                                                   1,100                   26,400
Checkfree Corp. *                                                                                1,500                   25,688
Clarify, Inc. *                                                                                    100                    4,769
Forte Software, Inc *                                                                              500                   16,344
Gemstar International Group Ltd *                                                                  100                    1,750
Inso Corp. *                                                                                       800                   31,800
May & Speh, Inc. *                                                                               3,000                   36,750
Metatools, Inc. *                                                                                  800                    9,400
Nu-Kote Holding, Inc. *                                                                            900                    9,225
P-Com, Inc. *                                                                                    1,400                   41,475
Vanstar Corp. *                                                                                  1,700                   41,650
Winthrop Resources Corp                                                                            800                   23,000
                                                                                                           ---------------------
                                                                                                                        391,751
                                                                                                           ---------------------
OIL & GAS - 5.1%
Camco International, Inc                                                                         1,200                   55,350
Devon Energy Corp                                                                                1,600                   55,600




                       See notes to financial statements




COVA SERIES TRUST
SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                               VALUE
DESCRIPTION                                                                                     SHARES               (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
OIL & GAS - CONTINUED
Flores & Rucks, Inc. *                                                                           1,800   $               95,850
K N Energy                                                                                       1,700                   66,725
Monterey Resources, Inc. *                                                                       1,900                   30,638
National-Oilwell, Inc. *                                                                         2,100                   64,575
New Jersey Resources Corp                                                                          200                    5,850
Newfield Exploration Co. *                                                                       2,600                   67,600
Providence Energy Corp                                                                           1,900                   33,250
Texas Meridian Resources Corp. *                                                                 2,800                   47,950
Trico Marine Services, Inc. *                                                                      700                   33,600
Ultramar Diamond Shamrock Corp                                                                     612                   19,355
United Cities Gas Co                                                                             3,900                   87,750
Vastar Resources, Inc                                                                            1,500                   57,000
Wicor, Inc                                                                                       1,000                   35,875
                                                                                                           ---------------------
                                                                                                                        756,968
                                                                                                           ---------------------
PHARMACEUTICALS - 3.0%
Agouron Pharmaceuticals, Inc. *                                                                    200                   13,550
Applied Analytical Industries., Inc. *                                                             700                   13,475
First Alliance Corp. *                                                                             200                    6,050
Houghten Pharmaceuticals *                                                                       2,500                   13,125
Hubco, Inc                                                                                       3,887                   95,232
Human Genome Sciences, Inc. *                                                                    2,300                   93,725
Idec Pharmaceuticals Corp. *                                                                       800                   19,000
Incyte Pharmaceuticals, Inc. *                                                                   1,100                   56,650
Medi-Ject Corp. *                                                                                3,000                   10,875
Onyx Pharmaceuticals, Inc. *                                                                     1,000                   11,125
Ventana Medical Systems *                                                                        2,600                   37,700
Vertex Pharmaceuticals, Inc. *                                                                   1,100                   44,275
Vical, Inc. *                                                                                    1,500                   24,750
                                                                                                           ---------------------
                                                                                                                        439,532
                                                                                                           ---------------------
REAL ESTATE - 9.1%
Amresco, Inc. *                                                                                  1,000                   26,750
Arden Realty Group, Inc                                                                          1,500                   41,625
Bay Apartment Communities                                                                        1,700                   61,200
Brandywine Realty Trust                                                                            600                   11,700
Cali Realty Corp                                                                                 1,800                   55,575
Capstone Capital Trust, Inc                                                                      3,700                   82,788
Chelsea GCA Realty, Inc                                                                          2,200                   76,175
Colonial Properties Trust                                                                        3,400                  103,275
Columbus Realty Trust                                                                            3,700                   84,175
Developers Divers Realty Corp                                                                    2,800                  103,950
Gables Residential Trust                                                                         3,200                   92,800





                       See notes to financial statements






COVA SERIES TRUST
SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                               VALUE
DESCRIPTION                                                                                     SHARES               (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE - CONTINUED
Healthcare Realty Trust                                                                          2,400   $               63,600
Highwood Properties, Inc                                                                         2,300                   77,625
Liberty Property Trust                                                                           3,400                   87,550
Merry Land & Investment Co                                                                         800                   17,200
Oasis Residential, Inc                                                                           2,600                   59,150
Patriot American Hospitality                                                                     1,800                   77,625
Price REIT, Inc                                                                                  1,100                   42,350
Public Storage, Inc                                                                              2,400                   74,400
Starwood Lodging Trust                                                                           1,500                   82,688
Weeks Corp                                                                                         700                   23,275
                                                                                                           ---------------------
                                                                                                                      1,345,476
                                                                                                           ---------------------
RESTAURANTS - 0.7%
Landry's Seafood Restaurants *                                                                   2,200                   47,025
Nimbus CD International, Inc. *                                                                  3,000                   25,500
Papa John's International., Inc. *                                                                 750                   25,313
PJ America, Inc. *                                                                                 100                    1,800
Planet Hollywood International *                                                                   100                    1,975
                                                                                                           ---------------------
                                                                                                                        101,613
                                                                                                           ---------------------
RETAILERS - 2.5%
BMC West Corp. *                                                                                   600                    7,350
Catherines Stores Corp. *                                                                        3,800                   20,900
Charming Shoppes, Inc. *                                                                         5,700                   28,856
Delia's, Inc. *                                                                                    100                    1,969
Dominick's Supermarkets *                                                                          700                   15,225
Duckwall-Alco Stores, Inc. *                                                                       600                    8,475
French Fragrances, Inc. *                                                                        2,500                   19,375
Garden Ridge Corp. *                                                                             6,800                   58,650
Lazare Kaplan International *                                                                    1,000                   17,125
Linens 'N Things, Inc. *                                                                         1,800                   35,325
Loehmann's, Inc. *                                                                               1,000                   23,000
One Price Clothing Stores *                                                                      2,400                    6,900
Pacific Sunwear of California *                                                                    400                   10,275
Party City Corp *                                                                                1,800                   30,150
Penn Traffic Co. *                                                                               5,400                   19,575
Stage Stores, Inc. *                                                                             1,000                   18,250
Urban Outfitters, Inc. *                                                                         3,500                   45,500
                                                                                                           ---------------------
                                                                                                                        366,900
                                                                                                           ---------------------
TEXTILES, CLOTHING & FABRICS - 0.7%
Ashworth Inc. *                                                                                  1,500                    8,484
Collins & Aikman Corp. *                                                                         7,300                   45,625
Wolverine World Wide                                                                               950                   27,550
Worldtex, Inc. *                                                                                 1,800                   15,975
                                                                                                           ---------------------
                                                                                                                         97,634
                                                                                                           ---------------------




                       See notes to financial statements





COVA SERIES TRUST
SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                               VALUE
DESCRIPTION                                                                                     SHARES               (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 2.0%
Allied Holdings, Inc. *                                                                            500   $                3,875
American Freightways Corp. *                                                                     4,500                   50,063
Caliber Systems, Inc                                                                             1,000                   19,250
Genesee & Wyoming Inc., Class A *                                                                1,700                   59,075
Rollins Truck Leasing Corp                                                                       6,900                   87,113
USA Truck, Inc. *                                                                                1,000                    8,000
Werner Enterprises, Inc                                                                          2,800                   50,750
Willis Lease Finance Corp. *                                                                       900                   11,419
                                                                                                           ---------------------
                                                                                                                        289,545
                                                                                                           ---------------------
WATER COMPANIES - 1.2%
Aquarion Co                                                                                        500                   13,938
Culligan Water Technologies *                                                                    1,400                   56,700
E-Town Corp                                                                                      1,800                   56,925
Southern California Water Co                                                                     1,900                   41,325
                                                                                                           ---------------------
                                                                                                                        168,888
                                                                                                           ---------------------

Total Common and Preferred Stocks (Cost $12,884,617)                                                                 13,382,969
                                                                                                           ---------------------

TOTAL INVESTMENTS - 91.3%
(Cost $12,884,617)                                                                                                   13,382,969

Other Assets and Liabilities (net) -  8.7%                                                                            1,267,710
                                                                                                           ---------------------

TOTAL NET ASSETS - 100.0%                                                                                $           14,650,679
                                                                                                           =====================



PORTFOLIO FOOTNOTES:

* Non-income producing security as this stock did not declare or pay dividends in the 12 month period.


                        See notes to financial statements









COVA SERIES TRUST
QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------------------------------------
       PAR         SECURITY                                                                                                 VALUE
      AMOUNT       DESCRIPTION                                                           COUPON       MATURITY            (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
                   DOMESTIC BONDS AND DEBT SECURITIES - 95.1%
                   ASSET BACKED SECURITIES - 17.8%
      $150,000     Caterpillar Financial Asset Trust                                      6.300%      05/25/02      $      150,237
       100,000     Chase Manhattan Credit Card Master Trust                               7.040%      02/15/04             102,621
       100,000     First Omni Bank Credit Card Master Trust                               6.650%      09/15/03             101,155
       200,000     Nationsbank Auto Owner Trust                                           6.125%      07/15/99             201,204
       175,000     Premier Auto Trust                                                     6.150%      03/06/00             175,378
       100,000     Sears Credit Account Master Trust                                      6.500%      10/15/03             101,012
       100,000     World Omni Auto Lease Sec. Trust                                       6.300%      06/25/02             100,715
       100,000     World Omni Auto Lease Sec. Trust                                       5.950%      11/15/02             100,346
                                                                                                              ---------------------
                                                                                                                         1,032,668
                                                                                                              ---------------------
                   CORPORATE BONDS - 11.4%
       100,000     ABN Amro Bank NV (Chicago)                                             7.550%      06/28/06             103,588
        60,000     Banc One Corp                                                          7.625%      10/15/26              60,549
       100,000     Columbia Gas System                                                    7.620%      11/28/25              97,552
       100,000     Midland Bank PLC                                                       7.625%      06/15/06             103,456
        60,000     Nationsbank Corp                                                       7.250%      10/15/25              57,900
       100,000     NGC Corporation                                                        7.625%      10/15/26             102,187
        40,000     Tele-Communications, Inc                                               7.875%      02/15/26              34,689
       100,000     Trans Financial Bank N.A                                               6.320%      10/17/97              99,890
                                                                                                              ---------------------
                                                                                                                           659,811
                                                                                                              ---------------------
                   MEDIUM TERM SECURITIES - 9.5%
       200,000     Ford Motor Credit                                                      7.470%      07/29/99             205,350
       200,000     General Motors Acceptance Corp                                         6.700%      06/24/99             201,991
       150,000     Nationsbank Corp                                                       5.750%      01/25/01             145,749
                                                                                                              ---------------------
                                                                                                                           553,090
                                                                                                              ---------------------
                   MORTGAGED BACK SECURITIES - 29.3%
        86,223     Federal Home Loan Mortgage Corp                                        8.500%      08/01/26              89,429
       131,074     Federal National Mortgage Association                                  9.000%      05/01/25             138,283
        73,668     Federal National Mortgage Association                                  7.500%      09/01/25              73,737
       199,453     Federal National Mortgage Association                                  6.500%      02/01/26             190,540
       149,972     Federal National Mortgage Association                                  6.000%      02/01/26             139,427
       226,856     Federal National Mortgage Association                                  7.000%      07/01/26             222,248
       100,000     Government National Mortgage Assn                                      9.000%      01/01/16             107,250
       201,999     Government National Mortgage Assn                                      7.500%      09/15/25             203,524
       236,782     Government National Mortgage Assn                                      7.500%      03/15/26             237,223
       200,526     Government National Mortgage Assn                                      7.000%      04/15/26             196,453
        98,559     Government National Mortgage Assn                                      8.000%      08/15/26             100,653
                                                                                                              ---------------------
                                                                                                                         1,698,767
                                                                                                              ---------------------
                   COLLATERALIZED MORTGAGE OBLIGATIONS - 5.1%
       150,000     Federal Home Loan Mortgage Corp 1694 PQ (PAC)                          6.500%      09/15/23(a)          146,063
       150,000     Federal National Mortgage Association 1993-78 G (PAC)                  6.500%      11/25/07(a)          147,617
                                                                                                              ---------------------
                                                                                                                           293,680
                                                                                                              ---------------------
                   U.S. TREASURY SECURITIES - 22.0%
        75,000     U.S. Treasury Note                                                     6.250%      05/31/00              75,352
        80,000     U.S. Treasury Note                                                     6.250%      04/30/01              80,200
       100,000     U.S. Treasury Note                                                     6.625%      06/30/01             101,625
       100,000     U.S. Treasury Note                                                     6.625%      07/31/01             101,625
       160,000     U.S. Treasury Note                                                     5.875%      02/15/04             155,850
       345,000     U.S. Treasury Note                                                     7.500%      02/15/05             369,150
       150,000     U.S. Treasury Note                                                     6.500%      05/15/05             151,125
       110,000     U.S. Treasury Note                                                     6.875%      05/15/06             113,438
       130,000     U.S. Treasury Note                                                     6.750%      08/15/26             130,934
                                                                                                              ---------------------
                                                                                                                         1,279,299
                                                                                                              ---------------------

                   Total Domestic Bonds and Debt Securities (Cost $5,462,532)                                            5,517,315
                                                                                                              ---------------------




                        See notes to financial statements





COVA SERIES TRUST
QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------------------------------------
       PAR         SECURITY                                                                                                 VALUE
      AMOUNT       DESCRIPTION                                                           COUPON       MATURITY            (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
                   FOREIGN BONDS AND DEBT SECURITIES - 2.9%
                   CANADA - 2.1%
      $100,000     Hydro - Quebec (U.S.$)                                                 9.500%      11/15/30   $         123,232

                   ITALY - 0.8%
        50,000     Italy Global Bond (U.S.$)                                              6.875%      09/27/23              47,735
                                                                                                              ---------------------


                   Total Foreign Bonds and Debt Securities (Cost $162,013)                                                 170,967
                                                                                                              ---------------------

                   TOTAL INVESTMENTS - 98.0%
                   (Cost $5,624,545)                                                                                     5,688,282

                   Other Assets and Liabilities (net) -  2.0%                                                              113,766
                                                                                                              ---------------------

                   TOTAL NET ASSETS - 100.0%                                                                $            5,802,048
                                                                                                              =====================


                   Portfolio Footnotes:

                   (a) The estimated maturity of a collateralized mortgage obligation ("CMO") is based on current and projected prepayment rates. Change in interest rates can cause the estimated maturity to differ from the listed date.





                        See notes to financial statements








COVA SERIES TRUST
SELECT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                                 VALUE
DESCRIPTION                                                                                     SHARES                 (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS - 98.8%
AEROSPACE & DEFENSE - 6.9%
AlliedSignal, Inc                                                                                5,000   $              335,166
Boeing Co                                                                                        1,600                  170,200
Coltec Industries *                                                                              6,800                  128,331
General Motors Corp. Class H (Hughes Electronics)                                                8,300                  467,131
Rohr, Inc. *                                                                                    24,400                  551,993
                                                                                                           ---------------------
                                                                                                                      1,652,821
                                                                                                           ---------------------
AUTOMOTIVE - 2.4%
General Motors Corp                                                                             10,400                  579,831
                                                                                                           ---------------------

BANKING - 5.1%
Banc One Corp                                                                                      100                    4,300
Boatmens Bancshares, Inc                                                                         3,800                  244,919
Corestates Financial Corp                                                                        3,555                  184,469
Crestar Financial Corp                                                                           1,100                   81,813
First Chicago NBD Corp                                                                           4,200                  225,791
Firstar Corp                                                                                     2,100                  110,250
Great Western Financial                                                                         12,400                  359,759
                                                                                                           ---------------------
                                                                                                                      1,211,301
                                                                                                           ---------------------
BEVERAGES, FOOD & TOBACCO - 6.8%
CPC International, Inc                                                                           1,500                  116,250
Kellogg Co                                                                                       2,900                  190,453
Pepsico, Inc                                                                                     6,800                  199,005
Philip Morris Companies, Inc                                                                     4,700                  529,616
Unilever                                                                                         3,300                  578,391
                                                                                                           ---------------------
                                                                                                                      1,613,715
                                                                                                           ---------------------
BUILDING MATERIALS - 1.0%
Owens Corning                                                                                    5,840                  248,933
                                                                                                           ---------------------

CHEMICALS - 4.6%
Albemarle Corp                                                                                  16,300                  295,277
Crompton & Knowles Corp                                                                          6,200                  119,353
Du Pont (E.I.) De Nemours                                                                        5,700                  537,891
Union Carbide Corp                                                                               3,400                  138,975
                                                                                                           ---------------------
                                                                                                                      1,091,496
                                                                                                           ---------------------
COMMUNICATIONS - 6.1%
Lucent Technologies                                                                                100                    4,625
MCI Communications Corp                                                                         12,400                  405,494
SBC Communications, Inc                                                                          2,000                  103,500
Tele-Communications, Inc. Series A *                                                            50,300                  657,250
Worldcom, Inc. *                                                                                10,900                  284,044
                                                                                                           ---------------------
                                                                                                                      1,454,913
                                                                                                           ---------------------


                       See notes to financial statements





COVA SERIES TRUST
SELECT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                                 VALUE
DESCRIPTION                                                                                     SHARES                 (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE & PROCESSING - 2.3%
Cisco Systems, Inc. *                                                                            6,700   $              426,488
Learning Co., Inc. *                                                                             7,800                  111,681
                                                                                                           ---------------------
                                                                                                                        538,169
                                                                                                           ---------------------
COMPUTERS & INFORMATION - 5.1%
Compaq Computer *                                                                                2,400                  178,278
Intel Corp                                                                                       2,400                  314,456
International Business Machines Corp                                                             2,100                  317,100
Read-Rite Corp. *                                                                                8,400                  212,000
Sun Microsystems, Inc. *                                                                         7,440                  191,128
                                                                                                           ---------------------
                                                                                                                      1,212,962
                                                                                                           ---------------------
ELECTRIC UTILITIES - 2.8%
Consolidated Edison of N.Y                                                                       7,500                  219,431
Dominion Resources, Inc                                                                          5,000                  192,503
New England Electric System                                                                      3,600                  125,566
Pacific Gas & Electric                                                                           6,700                  140,731
                                                                                                           ---------------------
                                                                                                                        678,231
                                                                                                           ---------------------
ELECTRONICS - 1.6%
Anixter International, Inc. *                                                                   12,300                  198,338
Perkin-Elmer Corp                                                                                3,100                  182,541
                                                                                                           ---------------------
                                                                                                                        380,879
                                                                                                           ---------------------
ENTERTAINMENT & LEISURE - 1.8%
International Game Technology                                                                    7,500                  136,831
Time Warner, Inc                                                                                 8,100                  303,781
                                                                                                           ---------------------
                                                                                                                        440,612
                                                                                                           ---------------------
ENVIRONMENTAL CONTROLS - 2.6%
Wheelabrator Technologies, Inc                                                                  17,100                  277,687
WMX Technologies, Inc                                                                           10,200                  333,031
                                                                                                           ---------------------
                                                                                                                        610,718
                                                                                                           ---------------------
FINANCIAL SERVICES - 6.2%
Advanta Corporation                                                                              4,000                  163,513
A.G. Edwards, Inc                                                                                4,720                  158,776
Bear Stearns Companies, Inc                                                                     16,200                  451,737
Dean Witter Discover & Co                                                                        6,080                  402,978
Salomon, Inc                                                                                     6,500                  306,378
                                                                                                           ---------------------
                                                                                                                      1,483,382
                                                                                                           ---------------------
HEALTH CARE PROVIDERS - 3.1%
Columbia / HCA Healthcare Corp                                                                  11,650                  474,859
United Healthcare Corp                                                                           6,100                  274,517
                                                                                                           ---------------------
                                                                                                                        749,376
                                                                                                           ---------------------
HEAVY MACHINERY - 3.2%
Cooper Industries, Inc                                                                          18,200                  766,487
                                                                                                           ---------------------


                        See notes to financial statements







COVA SERIES TRUST
SELECT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                                 VALUE
DESCRIPTION                                                                                     SHARES                 (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 2.5%
Procter & Gamble Co                                                                              5,500   $              591,416
                                                                                                           ---------------------

INDUSTRIAL - DIVERSIFIED - 1.0%
Temple Inland, Inc                                                                               4,400                  238,141
                                                                                                           ---------------------

INSURANCE - 3.9%
Capital RE Corp                                                                                  6,700                  312,319
Providian Corp                                                                                  11,800                  606,369
                                                                                                           ---------------------
                                                                                                                        918,688
                                                                                                           ---------------------
MEDIA - BROADCASTING & PUBLISHING - 1.1%
General Instrument Corp. *                                                                       9,500                  205,469
TCI Satellite Entertainment Inc., Class A *                                                      4,990                   49,619
                                                                                                           ---------------------
                                                                                                                        255,088
                                                                                                           ---------------------
MEDICAL SUPPLIES - 0.6%
Forest Laboratories, Inc. *                                                                      4,320                  141,480
                                                                                                           ---------------------

METALS - 0.6%
Allegheny Teledyne, Inc                                                                          6,373                  146,595
                                                                                                           ---------------------

OFFICE EQUIPMENT - 2.5%
EMC Corp. *                                                                                     10,450                  346,237
Xerox Corp                                                                                       4,800                  252,641
                                                                                                           ---------------------
                                                                                                                        598,878
                                                                                                           ---------------------
OIL & GAS - 9.7%
Anadarko Petroleum Corp                                                                          3,100                  200,541
Ashland, Inc                                                                                     4,800                  210,616
British Petroleum Co. PLC                                                                        3,311                  468,133
Chevron Corp                                                                                     1,800                  117,000
Exxon Corp                                                                                       8,000                  784,331
Transcanada Pipeline Ltd                                                                         5,500                   96,266
Ultramar Diamond Shamrock Corp                                                                   9,343                  295,472
Union Pacific Resources Group                                                                    4,010                  117,283
                                                                                                           ---------------------
                                                                                                                      2,289,642
                                                                                                           ---------------------
PHARMACEUTICALS - 4.8%
Bristol-Myers Squibb Co                                                                          3,600                  391,703
Schering-Plough Corp                                                                             1,600                  103,600
Warner Lambert Co                                                                                8,800                  660,381
                                                                                                           ---------------------
                                                                                                                      1,155,684
                                                                                                           ---------------------


                       See notes to financial statements






COVA SERIES TRUST
SELECT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                                 VALUE
DESCRIPTION                                                                                     SHARES                 (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
RETAILERS - 4.1%
General Nutrition Co., Inc. *                                                                   14,500   $              246,500
Toys "R" Us, Inc. Holding Co. *                                                                  6,700                  201,081
Wal-Mart Stores, Inc                                                                            22,900                  523,978
                                                                                                           ---------------------
                                                                                                                        971,559
                                                                                                           ---------------------
TELEPHONE SYSTEMS - 2.5%
NYNEX Corp                                                                                       7,900                  380,444
Sprint Corp                                                                                        100                    3,988
U.S. West, Inc                                                                                   6,900                  222,581
                                                                                                           ---------------------
                                                                                                                        607,013
                                                                                                           ---------------------
TEXTILES, CLOTHING & FABRICS - 1.4%
Collins & Aikman Corp. *                                                                        53,030                  331,324
                                                                                                           ---------------------

TRANSPORTATION - 2.5%
Consolidated Freightways Corp. *                                                                 5,300                   47,063
Consolidated Freightways, Inc                                                                   10,800                  240,281
Union Pacific Corp                                                                               5,200                  312,766
                                                                                                           ---------------------
                                                                                                                        600,110
                                                                                                           ---------------------

Total Common and Preferred Stocks (Cost $22,504,869)                                                                 23,559,444
                                                                                                           ---------------------
TOTAL INVESTMENTS - 98.8%
(Cost $22,504,869)                                                                                                   23,559,444

Other Assets and Liabilities (net) -  1.2%                                                                              274,475
                                                                                                           ---------------------

TOTAL NET ASSETS - 100.0%                                                                                $           23,833,919
                                                                                                           =====================


PORTFOLIO FOOTNOTES:

* Non-income producing security as this stock did not declare or pay dividends in the 12 month period.



                        See notes to financial statements






COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                                 VALUE
DESCRIPTION                                                                                     SHARES                 (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS - 102.3%
AEROSPACE & DEFENSE - 5.1%
AlliedSignal, Inc                                                                                2,800   $              187,600
Boeing Co                                                                                        2,800                  297,850
Coltec Industries *                                                                                300                    5,663
Cummins Engine Co., Inc                                                                            300                   13,800
General Dynamics                                                                                   300                   21,150
General Motors Corp. Class H (Hughes Electric)                                                   3,300                  185,625
Lockheed Martin Corp                                                                               700                   64,050
McDonnell Douglas Corp                                                                             700                   44,800
Newport News Shipbuilding, Inc. *                                                                  340                    5,100
Raytheon Co                                                                                        600                   28,875
                                                                                                           ---------------------
                                                                                                                        854,513
                                                                                                           ---------------------
AIRLINES - 0.4%
AMR Corp. *                                                                                        400                   35,250
Comair Holdings, Inc                                                                               200                    4,838
Delta Air Lines, Inc                                                                               100                    7,088
Southwest Airlines, Inc                                                                            700                   15,488
                                                                                                           ---------------------
                                                                                                                         62,664
                                                                                                           ---------------------
AUTOMOTIVE - 2.8%
AutoZone, Inc. *                                                                                   900                   24,750
Cooper Tire & Rubber Co                                                                            400                    7,900
Eaton Corp                                                                                         600                   41,850
Ford Motor Co                                                                                    5,200                  165,750
General Motors Corp                                                                              3,200                  178,400
Goodyear Tire & Rubber Co                                                                          400                   20,550
Lear Corp. *                                                                                       300                   10,238
Paccar, Inc                                                                                        200                   13,600
                                                                                                           ---------------------
                                                                                                                        463,038
                                                                                                           ---------------------
BANKING - 8.4%
Banc One Corp                                                                                    2,200                   94,600
Bancorp Hawaii, Inc                                                                                200                    8,400
Bankamerica Corp                                                                                 2,000                  199,500
Beneficial Corp                                                                                    300                   19,013
Boatmens Bancshares, Inc                                                                         1,000                   64,438
Central Fidelity Banks, Inc                                                                        300                    7,725
Citicorp                                                                                         2,200                  226,600
Corestates Financial Corp                                                                        1,200                   62,250
Crestar Financial Corp                                                                             200                   14,875
Deposit Guaranty Corp                                                                              200                    6,200
Dime Bancorp, Inc. *                                                                               600                    8,850
First Chicago NBD Corp                                                                           1,700                   91,375



                        See notes to financial statements






COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                                 VALUE
DESCRIPTION                                                                                     SHARES                 (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
BANKING - CONTINUED
First Tennessee National Corp                                                                      400   $               15,000
First Union Corp. New England                                                                    1,500                  111,000
First Virginia Banks, Inc                                                                          200                    9,575
Firstar Corp                                                                                       400                   21,000
Fleet Financial Group, Inc                                                                       1,400                   69,825
Golden West Financial Corp                                                                         300                   18,938
Great Western Financial                                                                            700                   20,300
Greenpoint Financial Corp                                                                          300                   14,175
H. F. Ahmanson & Co                                                                                600                   19,500
Mark Twain Bancshares, Inc                                                                         300                   14,625
Nationsbank Corp                                                                                 1,600                  156,400
PNC Bank Corp                                                                                    1,600                   60,200
Republic New York Corp                                                                             300                   24,488
Signet Banking Corp                                                                                300                    9,225
Standard Federal Bancorp                                                                           200                   11,375
TCF Financial Corp                                                                                 200                    8,700
Washington Federal, Inc                                                                            200                    5,250
Washington Mutual, Inc                                                                             400                   17,325
                                                                                                           ---------------------
                                                                                                                      1,410,727
                                                                                                           ---------------------
BEVERAGES, FOOD & TOBACCO - 8.7%
Anheuser Busch                                                                                   2,000                   80,000
Coca-Cola Co                                                                                     4,100                  215,763
CPC International, Inc                                                                             800                   62,000
General Mills Co                                                                                   300                   19,013
Kellogg Co                                                                                       1,200                   78,750
Nabisco Holdings Corp. Class A                                                                     300                   11,663
Pepsico, Inc                                                                                     8,700                  254,475
Philip Morris Companies, Inc                                                                     4,200                  473,025
Pioneer Hi-Bred International                                                                      200                   14,000
Ralston Purina Group                                                                               600                   44,025
Sara Lee Corp                                                                                    1,200                   44,700
Unilever                                                                                           900                  157,725
                                                                                                           ---------------------
                                                                                                                      1,455,139
                                                                                                           ---------------------
BUILDING MATERIALS - 0.2%
Owens Corning                                                                                      600                   25,575
USG Corp. *                                                                                        300                   10,163
                                                                                                           ---------------------
                                                                                                                         35,738
                                                                                                           ---------------------
CHEMICALS - 3.1%
Albemarle Corp                                                                                     300                    5,438
Crompton & Knowles Corp                                                                            400                    7,700
Cytec Industries, Inc. *                                                                           300                   12,188




                        See notes to financial statements





COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                                 VALUE
DESCRIPTION                                                                                     SHARES                 (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
CHEMICALS - CONTINUED
Dow Chemical Co                                                                                  1,300   $              101,888
Du Pont (E.I.) De Nemours                                                                        2,900                  273,688
Georgia Gulf Corp                                                                                  200                    5,375
IMC Global, Inc                                                                                    500                   19,563
International Flavors & Fragrances                                                                 600                   27,000
Lyondell Petro Chemical                                                                            400                    8,800
Morton International, Inc                                                                          200                    8,150
Rohm & Haas Co                                                                                     300                   24,488
Union Carbide Corp                                                                                 700                   28,613
                                                                                                           ---------------------
                                                                                                                        522,891
                                                                                                           ---------------------
COMMERCIAL SERVICES - 0.2%
Service Corp. International                                                                      1,400                   39,200
                                                                                                           ---------------------

COMMUNICATIONS - 2.4%
360 Communications Co.*                                                                            400                    9,250
Airtouch Communications, Inc. *                                                                  3,100                   78,275
Cox Communications Class A *                                                                       300                    6,938
Lucent Technologies                                                                              1,400                   64,750
MCI Communications Corp                                                                          2,800                   91,525
Paging Network, Inc. *                                                                             500                    7,625
SBC Communications, Inc                                                                            200                   10,350
Tele-Communications, Inc. Series A *                                                             3,700                   48,331
Worldcom, Inc. *                                                                                 3,570                   93,043
                                                                                                           ---------------------
                                                                                                                        410,087
                                                                                                           ---------------------
COMPUTER SOFTWARE & PROCESSING - 3.2%
Autodesk, Inc                                                                                      200                    5,600
Cisco Systems, Inc. *                                                                            3,300                  209,963
First Data Corp                                                                                  2,400                   87,600
Intuit, Inc. *                                                                                     100                    3,175
Learning Co., Inc. *                                                                               200                    2,863
Microsoft Corp. *                                                                                1,200                   99,150
Oracle Corp. *                                                                                   3,100                  129,425
                                                                                                           ---------------------
                                                                                                                        537,776
                                                                                                           ---------------------
COMPUTERS & INFORMATION - 6.3%
Compaq Computer *                                                                                1,300                   96,525
Gateway 2000, Inc. *                                                                               400                   21,425
Intel Corporation                                                                                3,800                  497,522
International Business Machines Corp                                                             2,400                  362,400
Read-Rite Corp. *                                                                                  200                    5,050
Silicon Graphics *                                                                                 800                   20,400
Sun Microsystems, Inc. *                                                                         2,000                   51,375
                                                                                                           ---------------------
                                                                                                                      1,054,697
                                                                                                           ---------------------



                        See notes to financial statements




COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                                 VALUE
DESCRIPTION                                                                                     SHARES                 (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
COSMETICS & PERSONAL CARE - 0.2%
Avon Products, Inc                                                                                 300   $               17,138
Ecolab, Inc                                                                                        300                   11,288
                                                                                                           ---------------------
                                                                                                                         28,426
                                                                                                           ---------------------
ELECTRIC UTILITIES - 2.8%
Allegheny Power System, Inc                                                                        500                   15,188
Baltimore Gas and Electric                                                                         600                   16,050
Central & South West Corp                                                                          600                   15,375
Cinergy Corp                                                                                       600                   20,025
Consolidated Edison of N.Y                                                                       1,000                   29,250
Dominion Resources, Inc                                                                            700                   26,950
Edison International                                                                             1,800                   35,775
Entergy Corp                                                                                       500                   13,875
GPU, Inc                                                                                           400                   13,450
Houston Industries, Inc                                                                            200                    4,525
Illinova Corp                                                                                      300                    8,250
New England Electric System                                                                        300                   10,463
Northeast Utilities                                                                                500                    6,625
Northern States Power Co                                                                           600                   27,525
P P & L Resources, Inc                                                                             700                   16,100
Pacific Gas & Electric                                                                           1,700                   35,700
Pinnacle West Capital Corp                                                                         400                   12,700
Portland General Electric                                                                          700                   29,400
Potomac Electric Power                                                                           1,000                   25,750
Southern Co                                                                                      2,800                   63,350
Teco Energy                                                                                        100                    2,413
Unicom Corp                                                                                        900                   24,413
Union Electric Co                                                                                  100                    3,850
Western Resources, Inc                                                                             300                    9,263
                                                                                                           ---------------------
                                                                                                                        466,265
                                                                                                           ---------------------
ELECTRICAL EQUIPMENT - 2.6%
Applied Materials, Inc. *                                                                        1,000                   35,938
Emerson Electric                                                                                   100                    9,675
General Electric Co                                                                              3,200                  316,400
Grainger W.W., Inc                                                                                 400                   32,100
Raychem Corp                                                                                       300                   24,038
Scientific Atlanta, Inc                                                                            400                    6,000
Symbol Technologies, Inc. *                                                                        200                    8,850
                                                                                                           ---------------------
                                                                                                                        433,001
                                                                                                           ---------------------



                        See notes to financial statements




COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                                 VALUE
DESCRIPTION                                                                                     SHARES                 (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS - 1.0%
Altera Corp. *                                                                                     200   $               14,538
Anixter International, Inc. *                                                                      300                    4,838
Input / Output, Inc. *                                                                             200                    3,700
Johnson Controls                                                                                   500                   41,438
National Semiconductor Corp. *                                                                     700                   17,063
Perkin-Elmer Corp                                                                                  600                   35,325
Sensormatic Electronics Corp                                                                       400                    6,700
Texas Instruments                                                                                  700                   44,625
Xilinx, Inc. *                                                                                     300                   11,044
                                                                                                           ---------------------
                                                                                                                        179,271
                                                                                                           ---------------------
ENTERTAINMENT & LEISURE - 3.0%
Carnival Corp                                                                                    1,200                   39,600
Circus Circus Enterprises, Inc. *                                                                  600                   20,625
Grand Casinos, Inc. *                                                                              200                    2,700
Harrah's Entertainment, Inc. *                                                                     500                    9,938
Mattel                                                                                           1,100                   30,525
MGM Grand, Inc. *                                                                                  300                   10,463
Mirage Resorts, Inc. *                                                                           1,000                   21,625
Time Warner, Inc                                                                                 3,100                  116,250
Viacom Inc. Class B *                                                                            2,000                   69,750
Walt Disney Co                                                                                   2,500                  174,063
                                                                                                           ---------------------
                                                                                                                        495,539
                                                                                                           ---------------------
ENVIRONMENTAL CONTROLS - 0.9%
WMX Technologies, Inc                                                                            4,700                  153,338
                                                                                                           ---------------------

FINANCIAL SERVICES - 2.8%
Advanta Corp                                                                                       100                    4,088
American General Corp                                                                            1,900                   77,663
A.G. Edwards, Inc                                                                                  300                   10,088
Bear Stearns Companies,Inc                                                                         600                   16,725
Charter One Financial, Inc                                                                         200                    8,400
Contifinancial Corp. *                                                                             200                    7,225
Dean Witter Discover & Co                                                                          900                   59,625
Federal National Mortgage Association                                                            4,000                  149,000
First USA, Inc                                                                                     600                   20,775
Lehman Brothers Holding, Inc                                                                       500                   15,688
Mercury Financial Co                                                                             1,000                   12,250
Merrill Lynch & Co., Inc                                                                           200                   16,300
Morgan Stanley Group, Inc                                                                          100                    5,713
Paine Webber, Inc                                                                                  500                   14,063


                        See notes to financial statements




COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                                 VALUE
DESCRIPTION                                                                                     SHARES                 (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES - CONTINUED
Regions Financial Corp                                                                             300   $               15,506
Salomon, Inc                                                                                       600                   28,275
The Money Store, Inc                                                                               300                    8,325
Wilmington Trust Corp                                                                              200                    7,900
                                                                                                           ---------------------
                                                                                                                        477,609
                                                                                                           ---------------------
FOREST PRODUCTS & PAPER - 0.9%
Boise Cascade Corp                                                                                 400                   12,700
Bowater, Inc                                                                                       400                   15,050
Champion International                                                                             900                   38,925
Louisiana Pacific Corp                                                                           1,100                   23,238
Mead Corp                                                                                          500                   29,063
Weyerhauser Co                                                                                     500                   23,688
                                                                                                           ---------------------
                                                                                                                        142,664
                                                                                                           ---------------------
HEALTH CARE PROVIDERS - 2.9%
Apria Healthcare Group *                                                                           700                   13,125
Columbia / HCA Healthcare Corp                                                                   6,500                  264,875
Health Management Associates *                                                                   1,300                   29,250
Tenet Healthcare Corp. *                                                                         2,700                   59,063
United Healthcare Corp                                                                           2,300                  103,500
Vivra, Inc. *                                                                                      500                   13,813
                                                                                                           ---------------------
                                                                                                                        483,626
                                                                                                           ---------------------
HEAVY CONSTRUCTION - 0.0%
Foster Wheeler Corp                                                                                200                    7,425
                                                                                                           ---------------------

HEAVY MACHINERY - 1.1%
Caterpiller Tractor, Inc                                                                         1,400                  105,350
Cooper Industries, Inc                                                                             800                   33,700
Ingersoll Rand Co                                                                                  500                   22,250
Parker-Hannifin Corp                                                                               500                   19,375
                                                                                                           ---------------------
                                                                                                                        180,675
                                                                                                           ---------------------
HOUSEHOLD PRODUCTS - 3.5%
Black & Decker Corp                                                                                900                   27,113
Colgate-Palmolive Co                                                                               800                   73,800
Procter & Gamble Co                                                                              3,800                  408,500
Rubbermaid, Inc                                                                                  1,600                   36,400
Whirlpool Corp                                                                                     800                   37,300
                                                                                                           ---------------------
                                                                                                                        583,113
                                                                                                           ---------------------




                        See notes to financial statements




COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                                 VALUE
DESCRIPTION                                                                                     SHARES                 (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL - DIVERSIFIED - 1.9%
Baker Hughes, Inc                                                                                  500   $               17,250
ITT Corp. *                                                                                        600                   26,025
ITT Hartford Group, Inc                                                                          1,100                   74,250
ITT Industries, Inc                                                                                700                   17,150
Temple Inland, Inc                                                                                 500                   27,063
Tenneco, Inc. *                                                                                  1,700                   76,713
Trinova Corp                                                                                       200                    7,275
Tyco Lab                                                                                         1,500                   79,313
                                                                                                           ---------------------
                                                                                                                        325,039
                                                                                                           ---------------------
INSURANCE - 3.3%
Chubb Corp                                                                                       1,600                   86,000
Cigna Corp                                                                                         700                   95,638
Lincoln National Corp                                                                            1,000                   52,500
MBIA, Inc                                                                                          400                   40,500
Mercury General Corp                                                                               300                   15,806
Ohio Casualty Corp                                                                                 300                   10,725
Providian Corp                                                                                     900                   46,238
Safeco Corp                                                                                      1,200                   47,325
St. Paul Cos                                                                                       800                   46,900
The PMI Group, Inc                                                                                 300                   16,613
Torchmark Corp                                                                                     600                   30,300
Transamerica Corp                                                                                  600                   47,400
US Life Corp                                                                                       300                    9,975
                                                                                                           ---------------------
                                                                                                                        545,920
                                                                                                           ---------------------
LODGING - 0.5%
Choice Hotels *                                                                                    700                   12,338
Extended Stay America, Inc. *                                                                      300                    6,038
Hilton Hotels                                                                                    2,200                   57,475
                                                                                                           ---------------------
                                                                                                                         75,851
                                                                                                           ---------------------
MEDIA - BROADCASTING & PUBLISHING - 0.9%
Comcast Corp                                                                                     2,000                   35,625
General Instrument Corp. *                                                                         700                   15,138
R.R. Donnelley & Sons                                                                              900                   28,238
TCI Satellite Entertainment Inc. Class A *                                                         370                    3,677
U.S. West Media Group *                                                                          3,700                   68,450
                                                                                                           ---------------------
                                                                                                                        151,128
                                                                                                           ---------------------
MEDICAL SUPPLIES - 0.7%
Bard C.R                                                                                           700                   19,600
Bausch & Lomb, Inc                                                                                 700                   24,500
Forest Laboratories, Inc. *                                                                        400                   13,100


                       See notes to financial statements







COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                                 VALUE
DESCRIPTION                                                                                     SHARES                 (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
MEDICAL SUPPLIES - CONTINUED
Humana, Inc. *                                                                                   2,200   $               42,075
Manor Care, Inc                                                                                    800                   21,600
                                                                                                           ---------------------
                                                                                                                        120,875
                                                                                                           ---------------------
METALS - 1.5%
Allegheny Teledyne, Inc                                                                          1,300                   29,900
Aluminum Company of America                                                                      1,400                   89,250
Bethlehem Steel Corp. *                                                                            900                    8,100
Freeport-McMoran                                                                                   500                   14,938
Inland Steel Industries, Inc                                                                       400                    8,000
Nucor Corp                                                                                         600                   30,600
Phelps Dodge Corp                                                                                  400                   27,000
Reynolds Metals Co                                                                                 500                   28,188
USX-U.S. Steel Group, Inc                                                                          500                   15,688
Worthington Industries, Inc                                                                        200                    3,764
                                                                                                           ---------------------
                                                                                                                        255,428
                                                                                                           ---------------------
MINING - 0.1%
Inco Ltd                                                                                           100                    3,188
Smith International *                                                                              200                    8,975
                                                                                                           ---------------------
                                                                                                                         12,163
                                                                                                           ---------------------
OFFICE EQUIPMENT - 2.5%
Bay Networks *                                                                                     800                   16,700
EMC Corp. *                                                                                      1,300                   43,063
Harris Corp., Inc                                                                                  200                   13,725
Hewlett-Packard Co                                                                               4,800                  241,200
Ryder System                                                                                       400                   11,250
Xerox Corp                                                                                       1,700                   89,463
                                                                                                           ---------------------
                                                                                                                        415,401
                                                                                                           ---------------------
OIL & GAS - 10.4%
Anadarko Petroleum Corp                                                                            300                   19,425
Ashland, Inc                                                                                       300                   13,163
Chevron Corp                                                                                       600                   39,000
Columbia Gas System                                                                                400                   25,450
El Paso Natural Gas Co                                                                             158                    7,979
Enron Corp                                                                                       1,800                   77,625
Exxon Corp                                                                                       5,300                  519,400
Global Marine, Inc. *                                                                              800                   16,500
Mobil Corp                                                                                       1,800                  220,050
Panenergy Corp                                                                                   1,600                   72,000
Pogo Producing Co                                                                                  200                    9,450
Royal Dutch Petroleum Co                                                                         2,400                  409,800



                        See notes to financial statements





COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS- CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                                 VALUE
DESCRIPTION                                                                                     SHARES                 (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
OIL & GAS - CONTINUED
Schlumberger Ltd                                                                                 1,100   $              109,863
Texaco, Inc                                                                                      1,200                  117,750
Tosco Corp                                                                                         200                   15,825
Ultramar Diamond Shamrock Corp                                                                     302                    9,551
Union Pacific Resources Group                                                                      800                   23,400
Unocal Corp                                                                                        800                   32,500
                                                                                                           ---------------------
                                                                                                                      1,738,731
                                                                                                           ---------------------
PHARMACEUTICALS - 6.9%
Alza Corp. *                                                                                       800                   20,700
American Home Products Corp                                                                      3,200                  187,600
Bristol-Myers Squibb Co                                                                          2,100                  228,375
Johnson & Johnson                                                                                  700                   34,825
Merck & Co., Inc                                                                                 1,500                  118,875
Pfizer, Inc                                                                                      3,500                  290,063
Schering-Plough Corp                                                                             1,100                   71,225
Southtrust Corp                                                                                    500                   17,438
Warner Lambert Co                                                                                2,500                  187,500
Watson Pharmaceutical, Inc. *                                                                      200                    8,988
                                                                                                           ---------------------
                                                                                                                      1,165,589
                                                                                                           ---------------------
RETAILERS - 4.2%
Albertson's, Inc                                                                                   400                   14,250
Circuit City Stores, Inc                                                                           600                   18,075
Dayton-Hudson Corp                                                                               1,000                   39,250
Federated Department Stores *                                                                    1,200                   40,950
General Nutrition Co., Inc. *                                                                      500                    8,500
Jones Apparel Group, Inc. *                                                                        400                   14,950
J.C. Penney Co., Inc                                                                             1,300                   63,375
Nine West Group, Inc. *                                                                            200                    9,275
Nordstrom, Inc                                                                                     500                   17,719
Sears Roebuck                                                                                    2,300                  106,088
The Limited, Inc                                                                                 1,300                   23,888
Toys "R" Us, Inc., Holding Co. *                                                                 1,600                   48,000
Wal-Mart Stores, Inc                                                                            13,100                  299,663
                                                                                                           ---------------------
                                                                                                                        703,983
                                                                                                           ---------------------
TELEPHONE SYSTEMS - 5.4%
Ameritech Corp                                                                                   2,100                  127,313
AT & T Corp                                                                                      6,500                  282,750
Bell Atlantic Corp                                                                               1,700                  110,075
GTE Corp                                                                                         3,800                  172,900


                       See notes to financial statements





COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS- CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                                 VALUE
DESCRIPTION                                                                                     SHARES                 (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
TELEPHONE SYSTEMS - CONTINUED
NYNEX Corp                                                                                       1,800   $               86,625
Sprint Corp                                                                                      1,800                   71,775
U.S. West, Inc                                                                                   1,900                   61,275
                                                                                                           ---------------------
                                                                                                                        912,713
                                                                                                           ---------------------
TEXTILES, CLOTHING & FABRICS - 0.4%
Fruit of the Loom, Inc. *                                                                          800                   30,300
VF Corp                                                                                            500                   33,750
                                                                                                           ---------------------
                                                                                                                         64,050
                                                                                                           ---------------------
TRANSPORTATION - 1.1%
Burlington Northern Santa Fe                                                                       700                   60,463
Caliber Systems, Inc                                                                               200                    3,850
Consolidated Freightways Corp. *                                                                   100                      888
Consolidated Freightways, Inc                                                                      200                    4,450
CSX Corp                                                                                           900                   38,025
Federal Express Corp. *                                                                            200                    8,900
Union Pacific Corp                                                                               1,100                   66,138
                                                                                                           ---------------------
                                                                                                                        182,714
                                                                                                           ---------------------
WATER COMPANIES - 0.0%
American Water Works Co                                                                            300                    6,188
                                                                                                           ---------------------


TOTAL Common and Preferred Stocks (Cost $15,570,806)                                                                 17,153,195
                                                                                                           ---------------------

TOTAL INVESTMENTS - 102.3%
(Cost $15,570,806)                                                                                                   17,153,195

Other Assets and Liabilities (net) -  (2.3%)                                                                           (381,600)
                                                                                                           ---------------------

TOTAL NET ASSETS - 100.0%                                                                                $           16,771,595
                                                                                                           =====================



PORTFOLIO FOOTNOTES:

* Non-income producing security as this stock did not declare or pay dividends in the 12 month period.



                        See notes to financial statements



COVA SERIES TRUST
INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                          VALUE
DESCRIPTION                                                                                 SHARES               (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------

COMMON AND PREFERRED STOCKS - 95.3%
AUSTRALIA - 4.0%
Broken Hill Proprietary Co. Ltd                                                                 12,700   $              181,111
National Australia Bank Ltd                                                                     16,000                  188,445
News Corporation Ltd                                                                            29,800                  132,803
Western Mining Corp. Holding Ltd                                                                20,600                  130,000
                                                                                                           ---------------------
                                                                                                                        632,359
                                                                                                           ---------------------
BELGIUM - 2.1%
Delhaize Le PS                                                                                     279                   16,456
Electrabel                                                                                         458                  107,625
Fortis AG                                                                                          240                   38,224
Kredietbank NPV                                                                                    220                   71,592
Petrofina SA NPV                                                                                   125                   39,504
Solvay Et Cie 'A' NPV                                                                              100                   60,781
                                                                                                           ---------------------
                                                                                                                        334,182
                                                                                                           ---------------------
FINLAND - 1.2%
Kemira Oy-Sponsored ADR *                                                                          800                   19,947
Metra Oy "B" Shares                                                                                300                   16,582
Nokia AB Class A                                                                                 1,600                   92,238
Outokumpo OY                                                                                     1,000                   16,949
Rautaruukki OY                                                                                   1,500                   13,732
UPM-Kymmeme *                                                                                    1,700                   35,420
                                                                                                           ---------------------
                                                                                                                        194,868
                                                                                                           ---------------------
FRANCE - 11.5%
Air Liquide French                                                                                 352                   54,449
Alcatel Alsthom                                                                                    500                   39,798
AXA Co                                                                                             652                   41,089
Bouygues                                                                                           400                   41,096
Carrefour Supermarche                                                                              100                   64,471
Castorama Dubois Investissem                                                                       242                   41,269
Christian Dior SA                                                                                  575                   91,908
Cie Generale Des Eaux                                                                              728                   89,393
Compagnie Bancaire                                                                                 300                   35,176
Compagnie De Saint Goban                                                                           244                   34,201
Credit Commercial De France                                                                        730                   33,457
Credit Local De France                                                                             600                   51,790
Elf Sanofi                                                                                         516                   50,846
Eridania Beghin Say                                                                                200                   31,892
Essilor International                                                                              135                   40,604
Groupe Danone                                                                                      356                   49,153
GTM Entrepose SA                                                                                   840                   38,499
Lafarge Coppee French                                                                              600                   35,669



                       See notes to financial statements

COVA SERIES TRUST
INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS-CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                          VALUE
DESCRIPTION                                                                                 SHARES               (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------

FRANCE - CONTINUED
Lagardere Groupe                                                                                 1,900   $               51,668
Montupet                                                                                           200                   19,097
Pathe SA *                                                                                         220                   52,516
Peugeot SA                                                                                         375                   41,822
Printemps, AU                                                                                       80                   31,441
Promodes                                                                                           270                   75,537
Rhone Polenc                                                                                     2,300                   77,699
Schneider SA                                                                                       575                   26,342
SGS-Thomson Microelectronics *                                                                     637                   44,644
Sidel                                                                                              360                   24,543
Societe Generale French                                                                            720                   77,135
Societe National Elf-Aquitaine                                                                   1,450                  130,781
Sommer-Allibert                                                                                  1,350                   39,960
Synthelabo                                                                                         410                   43,924
Thomson CSF                                                                                      1,280                   41,139
Total Cie Francaise Petroles                                                                       952                   76,720
Union Assurancesfederale SA                                                                        410                   50,110
Usinor Sacilor                                                                                   1,530                   22,060
                                                                                                           ---------------------
                                                                                                                      1,791,898
                                                                                                           ---------------------
GERMANY - 13.9%
Allianz AG Holdings Ger Reg                                                                         63                  113,755
Ava Allg Handels Der Verbrau *                                                                     260                   73,773
BASF AG                                                                                          6,590                  251,922
Bayer Hypoth-Und Wechsel Bank                                                                    3,600                  107,951
Bilfinger and Berger Bau AG                                                                      1,300                   47,366
Daimler Benz *                                                                                     650                   44,432
Deutsche Pfandbrief & Hypobk                                                                     1,900                   85,118
Deutsche Telekom AG                                                                              8,100                  169,501
Dresdner Bank                                                                                    2,590                   76,997
GEA Preferred Shares                                                                               180                   56,239
Henkel KGAA *                                                                                    1,710                   85,241
Krupp Fried AG Hoesch                                                                              559                   89,760
Muenchener Rueckversicherungs                                                                       70                  173,567
M.A.N. AG DM50                                                                                     100                   24,054
M.A.N                                                                                              274                   54,599
Sap AG Vorzug                                                                                      350                   48,526
Siemens AG                                                                                       2,960                  138,389
Thyssen AG DM50                                                                                    150                   26,359
Veba AG                                                                                          4,580                  262,862
Volkswagen AG                                                                                      600                  247,630
                                                                                                           ---------------------
                                                                                                                      2,178,041
                                                                                                           ---------------------

                        See notes to financial statements



COVA SERIES TRUST
INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS-CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                          VALUE
DESCRIPTION                                                                                 SHARES               (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------

GREAT BRITAIN - 19.5%
Abbey National                                                                                   6,800   $               88,538
Allied Colloids Group Plc                                                                       12,600                   25,841
Allied Domecq Plc                                                                                6,050                   47,058
Amersham International Plc                                                                       2,300                   45,409
Bass Plc                                                                                         2,900                   40,523
Boc Group                                                                                          900                   13,403
Britannic Assurance Plc                                                                          5,250                   64,336
British Aerospace Plc                                                                            1,400                   30,500
British Airways                                                                                  6,000                   61,987
British Petroleum Co. Plc                                                                       17,081                  203,648
British Telecommunications Plc                                                                  13,700                   92,104
BTR Limited                                                                                      8,000                   38,669
B.A.T. Industries                                                                                7,600                   62,736
Cadbury Schweppes Plc                                                                            6,400                   53,647
Compass Group Plc                                                                                3,500                   36,933
Dalgety                                                                                          7,000                   43,248
General Cable Plc *                                                                              3,100                   10,289
General Electric Plc                                                                             4,900                   31,941
Glaxo Wellcome Plc                                                                              10,700                  172,644
Glynwed International Plc                                                                        7,900                   45,178
Guardian Royal Exchange                                                                         15,600                   74,211
Guinness Plc                                                                                     5,650                   44,139
Hillsdown Holdings Plc                                                                          12,200                   41,529
HSBC Holdings Plc                                                                                5,250                  116,787
Htder Plc Ord                                                                                    2,000                   25,309
Kingfisher Plc                                                                                   5,500                   59,349
Ladbroke Group                                                                                  14,700                   57,795
Lloyds Tsb Group Plc                                                                            15,100                  110,639
Lucas Variety                                                                                   11,200                   42,414
MEPC                                                                                             7,000                   51,707
National Grid Holdings                                                                          10,700                   35,603
National Power Plc                                                                               6,650                   55,346
Pilkington Plc                                                                                  11,600                   31,194
Racal Electronics                                                                               10,100                   44,265
Rank Group                                                                                       8,350                   62,247
Reuters Holdings Plc                                                                             3,200                   40,930
RMC Group Plc                                                                                    1,950                   33,106
Rolls Royce Plc                                                                                 13,000                   56,974
Royal Bank of Scotland                                                                           7,900                   75,767
RTZ Corp                                                                                         2,100                   33,526
Sainsbury (J) Plc                                                                               12,140                   80,170


                       See notes to financial statements


COVA SERIES TRUST
INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS-CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                          VALUE
DESCRIPTION                                                                                 SHARES               (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------

GREAT BRITAIN - CONTINUED
Scottish Power Plc                                                                              10,400   $               62,484
Sears Plc                                                                                       49,500                   80,879
SmithKline Beecham Plc                                                                           5,051                   69,591
Standard Chartered Plc                                                                           4,190                   51,417
Tarmac Plc                                                                                      19,100                   31,858
Tesco Plc                                                                                        7,200                   43,503
Thorn EMI Plc                                                                                    1,300                   30,645
Tomkins Plc                                                                                     10,800                   49,630
United News & Media Plc                                                                          3,000                   35,589
Vodafone Group Plc                                                                              14,000                   58,855
Wessex Water Plc                                                                                 8,800                   55,717
Zeneca Group Plc                                                                                 2,950                   82,719
                                                                                                           ---------------------
                                                                                                                      3,034,526
                                                                                                           ---------------------
HONG KONG - 4.7%
Bank of East Asia Hong Kong                                                                      6,400                   28,466
Cheung Kong                                                                                     20,000                  177,782
Henderson Land Development                                                                       8,000                   80,681
Hong Kong Electric                                                                              15,000                   49,844
Hong Kong Telecom                                                                               13,600                   21,892
HSBC Holdings Plc                                                                                4,000                   85,594
Hutchison Whampoa                                                                               10,000                   78,547
Sun Hung Kai Properties Ltd                                                                      6,000                   73,505
Swire Pacific Ltd, Class A                                                                       7,500                   71,517
Television Broadcasts Ltd                                                                       17,000                   67,919
                                                                                                           ---------------------
                                                                                                                        735,747
                                                                                                           ---------------------
IRELAND - 1.4%
Bank of Ireland                                                                                  6,900                   62,532
CRH Plc                                                                                          2,575                   26,546
Greencore Plc                                                                                    5,000                   32,006
Irish Life Plc                                                                                   8,600                   40,273
Smurfit (Jefferson) Group                                                                       19,000                   57,450
                                                                                                           ---------------------
                                                                                                                        218,807
                                                                                                           ---------------------
ITALY - 3.5%
Arnoldo Mondadori Editore SPA                                                                    4,500                   36,680
Assicurazione Generali                                                                           4,400                   81,866
ENI SPA                                                                                         21,600                  110,358
Fiat SPA                                                                                        16,300                   48,785
Istituto Mobiliare Italiano                                                                      6,300                   53,378
Montedison SPA *                                                                                57,600                   39,148
Parmalat Finanziaria SPA                                                                        24,100                   36,609


                       See notes to financial statements



COVA SERIES TRUST
INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS-CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                          VALUE
DESCRIPTION                                                                                 SHARES               (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------

ITALY - CONTINUED
Stet D Risp Non CV                                                                              14,100   $               47,287
Telicom Italia SPA                                                                              34,000                   87,713
                                                                                                           ---------------------
                                                                                                                        541,824
                                                                                                           ---------------------
JAPAN - 13.9%
Asahi Bank Ltd                                                                                   5,000                   44,347
Asatsu Inc                                                                                       1,000                   31,689
Central Glass Co. Ltd *                                                                          5,000                   14,122
Cosmo Oil Company Ltd                                                                            4,000                   19,185
Daiwa Bank                                                                                       6,000                   31,258
East Japan Railway Co                                                                                5                   22,432
Ebaba Corp                                                                                       4,000                   52,011
Familymart                                                                                         700                   27,908
Fujitsu Ltd                                                                                      4,000                   37,200
Heiwa Real Estate                                                                                4,000                   23,112
Hitachi Ltd                                                                                      8,000                   74,399
Hokkaido Takushoku Bank                                                                          5,000                    9,687
Hokuriku Bank                                                                                   10,000                   48,911
Izumi                                                                                            2,000                   27,900
Japan Tobacco, Inc                                                                                   9                   60,837
Kyodo Printing Co                                                                                4,000                   32,033
Matsushita Electric Industry                                                                     2,000                   32,550
Mitsubishi Electric                                                                             10,000                   59,416
Mitsubishi Heavy                                                                                 6,000                   47,533
Mitsui Mining & Smelting                                                                        17,000                   57,823
Mitsui Toatsu Chemical                                                                          20,000                   60,794
Mitsui Trust & Banking                                                                           3,000                   23,379
Nagase & Co                                                                                      4,000                   33,101
Nippon Express Co., Ltd                                                                          2,000                   13,674
Nippon Steel Corp                                                                               24,000                   70,679
Nippon Telegraph and Telephone Corp                                                                  4                   30,242
Nishimatsu Construction Co                                                                       6,000                   52,183
Nissan Motors                                                                                   10,000                   57,866
Nomura Securities Co. Ltd                                                                        5,000                   74,916
NSK Ltd                                                                                          3,000                   18,135
Oji Paper Co. Ltd                                                                                4,500                   28,404
Omron Corp                                                                                       2,000                   37,027
Ono Pharmaceutical                                                                               1,500                   43,916
Promise Co. Ltd                                                                                    300                   14,725
Ricoh Corp Ltd                                                                                   4,000                   45,811



                       See notes to financial statements




COVA SERIES TRUST
INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS-CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                          VALUE
DESCRIPTION                                                                                 SHARES               (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------

JAPAN - CONTINUED
Ryoyo Electro Corp                                                                               1,000   $               18,083
Sakura Bank Ltd                                                                                  8,000                   57,040
Sanden                                                                                           3,000                   23,973
Sanwa Bank                                                                                       2,000                   27,211
Sekisui Chemical                                                                                 6,000                   60,449
Sony Corp                                                                                          500                   32,679
Sumitomo Forestry                                                                                3,000                   35,650
Takashimaya Co                                                                                   2,000                   23,939
The Bank of Tokyo Mitsubishi                                                                     5,000                   92,569
Tokai Bank                                                                                       2,000                   20,839
Tokio Marine & Fire Insurance                                                                    4,000                   37,544
Tokyo Electric Power Co., Inc                                                                    3,600                   78,739
Toyo Trust & Banking                                                                             5,000                   40,257
Toyota Motor Co                                                                                  4,000                  114,699
West Japan Railway Co                                                                               12                   38,750
Yamaha Motor Co. Ltd                                                                             1,000                    8,955
Yamanouchi Pharmaceutical                                                                        2,000                   40,989
Yamato Transport Co. Ltd                                                                         2,000                   20,666
Yokohyama Rubber Co. Ltd                                                                         7,000                   32,489
                                                                                                           ---------------------
                                                                                                                      2,164,725
                                                                                                           ---------------------
LUXEMBOURG - 0.3%
Arbed                                                                                              375                   40,482
                                                                                                           ---------------------

MALAYSIA - 2.3%
Commerce Asset Holdings Convertible Preferred 1.75                                              45,000                   60,806
IJM Corp. Berhad Class A                                                                         5,000                   11,779
New Straits Times Press Berhad                                                                   8,000                   46,245
Petronas Dagangan Berhad                                                                        36,000                   92,648
Sime Darby Berhad                                                                               17,000                   66,972
Tenaga Nasional Berhad                                                                          16,000                   76,652
                                                                                                           ---------------------
                                                                                                                        355,102
                                                                                                           ---------------------
NETHERLANDS - 5.2%
ABN Amro Holdings                                                                                  350                   22,603
Aegon NV                                                                                         1,377                   87,106
DSM NV                                                                                             440                   43,077
ING Groep N.V                                                                                    1,295                   46,279
Koninklijke Hoogovens                                                                              600                   24,820
Philips Electronics NV                                                                           1,200                   48,262
Polygram                                                                                           410                   20,730
Royal Dutch Petroleum Co                                                                         1,615                  281,054



                       See notes to financial statements



COVA SERIES TRUST
INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS-CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                          VALUE
DESCRIPTION                                                                                 SHARES               (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------

NETHERLANDS - CONTINUED
Royal PTT Nederland NV                                                                           1,400   $               53,008
Unilever NV                                                                                        720                  126,419
Wolters Kluwer N.V                                                                                 420                   55,381
                                                                                                           ---------------------
                                                                                                                        808,739
                                                                                                           ---------------------
NEW ZEALAND - 1.4%
Fletcher Challenge Paper                                                                        37,200                   76,513
Lion Nathan                                                                                     28,200                   67,569
Telecom New Zealand                                                                             15,400                   78,588
                                                                                                           ---------------------
                                                                                                                        222,670
                                                                                                           ---------------------
NORWAY - 1.4%
Kvaerner B Free                                                                                  1,000                   42,950
Norsk Hydro                                                                                      1,600                   85,839
Nycomed ASA Class B *                                                                            1,500                   22,793
Orkla A/S-B-Aksjer                                                                                 500                   31,321
Uni-Storebrand AS Class A *                                                                      6,000                   34,422
                                                                                                           ---------------------
                                                                                                                        217,325
                                                                                                           ---------------------
SINGAPORE - 1.2%
Development Bank Of Singapore                                                                    4,000                   54,050
Keppel Corp. Ltd                                                                                 4,000                   31,172
Singapore Airlines Ltd-Foreign                                                                   4,500                   40,859
Singapore Press Holdings Ltd                                                                     2,000                   39,465
Singapore Telecom Ltd 100                                                                       11,000                   25,953
                                                                                                           ---------------------
                                                                                                                        191,499
                                                                                                           ---------------------
SPAIN - 4.1%
Asturiana De Zinc *                                                                              1,700                   16,707
Autopistas Concesionaria                                                                         2,000                   27,380
Banco Bilbao Vizcaya                                                                               840                   45,036
Banco Popular Espanola                                                                             350                   68,260
Bankinter - Banco Interc ESP                                                                       350                   53,885
Cortefiel Sa                                                                                       900                   26,845
Cubiertas                                                                                          100                    7,648
Empresa Nac De Electricidad                                                                        950                   67,136
Fuerzas Electricas Cataluna                                                                      1,412                   13,823
Hidroelectrica Del Cantabrico                                                                    1,000                   37,897
Iberdrola I.S.A                                                                                  7,700                  108,359
Repsol S.A                                                                                       3,000                  114,264
Telefonica De Espana                                                                             2,600                   59,954
                                                                                                           ---------------------
                                                                                                                        647,194
                                                                                                           ---------------------

                       See notes to financial statements



COVA SERIES TRUST
INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS-CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                          VALUE
DESCRIPTION                                                                                 SHARES               (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------

SWITZERLAND - 3.7%
Alusuis-Lonza Hldg                                                                                  36   $               28,525
BIL GT AG - Part Schein                                                                             60                   30,566
Cie Financ Richemont                                                                                10                   13,961
Fischer                                                                                             25                   25,806
Holderbank Finan Glaris Class B                                                                     45                   31,947
Nestle                                                                                              30                   32,014
Novartis AG-Reg *                                                                                  172                  195,426
Roche Holding AG                                                                                     8                   61,874
Schw Rueckversicherungs                                                                             50                   53,060
Schweizerischer Bankverein                                                                         427                   80,701
SGS Soc. Gen. Surveillance Class B                                                                   9                   21,989
                                                                                                           ---------------------
                                                                                                                        575,869
                                                                                                           ---------------------

Total Common and Preferred Stocks (Cost $14,023,644)                                                                 14,885,857
                                                                                                           ---------------------

TOTAL INVESTMENTS - 95.3%
(Cost $14,023,644)                                                                                                   14,885,857

Other Assets and Liabilities (net) -  4.7%                                                                              733,398
                                                                                                           ---------------------

TOTAL NET ASSETS - 100.0%                                                                                $           15,619,255
                                                                                                           =====================



PORTFOLIO FOOTNOTES:

* Non-income producing security as this stock did not declare or pay dividends in the 12 month period.



                        See notes to financial statements













COVA SERIES TRUST
BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------------------------------------
    PAR/SHARE      SECURITY                                                                                                VALUE
      AMOUNT       DESCRIPTION                                                       COUPON         MATURITY              (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
                   COMMON AND PREFERRED STOCKS - 10.1%
                   CONTAINERS & PACKAGING - 1.7%
        2,500      Crown Cork & Seal, Inc. Convertible Preferred                                            $              130,000
                                                                                                              ---------------------

                   ELECTRIC UTILITIES - 0.8%
        1,000      Cal Energy Capital Trust Convertible Preferred (144A)*^                                                  62,359
                                                                                                              ---------------------

                   ELECTRONICS - 0.0%
           20      Exide Electronics Group Warrants                                                                            103
                                                                                                              ---------------------

                   FINANCIAL SERVICES - 4.9%
        1,000      American Bankers Insurance Preferred                                                                     59,688
        2,500      Frontier Fin. Convertible Preferred (144A)^                                                             129,430
           70      Fuji International Finance Trust (144A)*^                                                               184,464
                                                                                                              ---------------------
                                                                                                                           373,582
                                                                                                              ---------------------
                   INDUSTRIAL - DIVERSIFIED - 1.2%
        1,500      Corning Delaware Convertible Preferred                                                                   95,438
                                                                                                              ---------------------

                   RESTAURANTS - 1.5%
        2,200      Wendy's Financing Convertible Preferred                                                                 114,400
                                                                                                              ---------------------


                   Total Common and Preferred Stocks (Cost $721,430)                                                       775,882
                                                                                                              ---------------------

                   DOMESTIC BONDS AND DEBT SECURITIES - 73.9%
                   ADVERTISING - 3.4%
     $100,000      Lamar Advertising                                                 9.625%            12/01/06            103,250
      150,000      Omnicom Group, Inc. (144A)^                                       4.250%            01/03/07            155,550
                                                                                                              ---------------------
                                                                                                                           258,800
                                                                                                              ---------------------
                   AEROSPACE & DEFENSE - 1.8%
       70,000      BE Aerospace                                                      9.875%            02/01/06             73,850
       60,000      UNC, Inc                                                         11.000%            06/01/06             64,500
                                                                                                              ---------------------
                                                                                                                           138,350
                                                                                                              ---------------------
                   AUTOMOTIVE - 1.4%
      100,000      Blue Bird Body Co. (144A)^                                       10.750%            11/15/06            104,750
                                                                                                              ---------------------

                   BEVERAGES, FOOD & TOBACCO - 2.7%
      100,000      Delta Beverage (144A)^                                            9.750%            12/15/03            103,000
      100,000      Doane Products Co                                                10.625%            03/01/06            106,000
                                                                                                              ---------------------
                                                                                                                           209,000
                                                                                                              ---------------------
                   CHEMICALS - 3.5%
       50,000      Acetex Corp                                                       9.750%            10/01/03             49,625
      100,000      Agricultural Mining & Chemical                                   10.750%            09/30/03            110,000
      100,000      Texas Petrochem                                                  11.125%            07/01/06            108,250
                                                                                                              ---------------------
                                                                                                                           267,875
                                                                                                              ---------------------
                   COMMERCIAL SERVICES - 2.8%
      100,000      Iron Mountain                                                    10.125%            10/01/06            106,500
      100,000      Outsourcing Solutions (144A)^                                    11.000%            11/01/06            105,000
                                                                                                              ---------------------
                                                                                                                           211,500
                                                                                                              ---------------------
                   COMMUNICATIONS - 3.7%
       20,000      Cablevision Systems, Corp                                         9.250%            11/01/05             19,900
      100,000      Comcast Cellular                                                  +                 03/05/00             72,500
       50,000      General Instrument Convertible Preferred                          5.000%            06/15/00             53,500
       75,000      Gray Communications Systems, Inc                                 10.625%            10/01/06             79,688
       75,000      MFS Communications Corp                                       0%, 8.875%++          01/15/06             55,594
                                                                                                              ---------------------
                                                                                                                           281,182
                                                                                                              ---------------------


                       See notes to financial statements





COVA SERIES TRUST
BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS- CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------------------------------------
    PAR/SHARE      SECURITY                                                                                                VALUE
      AMOUNT       DESCRIPTION                                                       COUPON           MATURITY            (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------

                   COMPUTER SOFTWARE & PROCESSING - 0.7%
     $100,000      Automatic Data Processing, Inc                                    +                 02/20/12        $    56,750
                                                                                                              ---------------------

                   CONSUMER SERVICES - 1.3%
      100,000      Rose Hills (144A)^                                                9.500%            11/15/04            102,500
                                                                                                              ---------------------

                   CONTAINERS & PACKAGING - 4.3%
       75,000      Four M Corp                                                      12.000%            06/01/06             78,750
       40,000      Owens-Illinois, Inc                                              10.000%            08/01/02             42,000
       50,000      Printpack, Inc. (144A)^                                           9.875%            08/15/04             52,188
      150,000      U.S. Can Corp (144A)^                                            10.125%            10/01/06            157,875
                                                                                                              ---------------------
                                                                                                                           330,813
                                                                                                              ---------------------
                   ELECTRIC UTILITIES - 1.7%
      125,000      Cal Energy (144A)^                                                9.500%            09/15/06            129,063
                                                                                                              ---------------------

                   ELECTRICAL EQUIPMENT - 1.5%
       50,000      Broadband Technology (144A)^                                      5.000%            05/15/01             37,891
       75,000      Thermo Instrument                                                 4.500%            10/15/03             78,059
                                                                                                              ---------------------
                                                                                                                           115,950
                                                                                                              ---------------------
                   ELECTRONICS - 0.3%
       20,000      Exide Electronics Group                                          11.500%            03/15/06             21,300
                                                                                                              ---------------------

                   ENTERTAINMENT & LEISURE - 6.0%
       20,000      Aztar Corp                                                       11.000%            10/01/02             19,400
       75,000      E & S Holdings Corp (144A)^                                      10.375%            10/01/06             78,844
       50,000      Majestic Star (144A)^                                            12.750%            05/15/03             54,000
      150,000      Rayovac Corp (144A)^                                             10.250%            11/01/06            154,500
       50,000      Showboat Marina Casino                                           13.500%            03/15/03             55,250
       50,000      Trump Atlantic City                                              11.250%            05/01/06             49,750
       50,000      Viacom International                                              8.000%            07/07/06             48,313
                                                                                                              ---------------------
                                                                                                                           460,057
                                                                                                              ---------------------
                   ENVIRONMENTAL CONTROLS - 1.2%
      100,000      WMX Technologies, Inc                                             2.000%            01/24/05             94,000
                                                                                                              ---------------------

                   FINANCIAL SERVICES - 2.1%
      150,000      Ocwen Financial Corp                                             11.875%            10/01/03            164,250
                                                                                                              ---------------------

                   FOREST PRODUCTS & PAPER - 3.3%
      100,000      Pacific Lumber Co                                                10.500%            03/01/03            102,000
       20,000      Repap Wisconsin                                                   9.875%            05/01/06             20,250
      100,000      SD Warren Co                                                     12.000%            12/15/04            108,500
       20,000      Sweetheart Cup                                                   10.500%            09/01/03             21,100
                                                                                                              ---------------------
                                                                                                                           251,850
                                                                                                              ---------------------
                   HEALTH CARE PROVIDERS - 2.0%
       50,000      Integrated Health Services Convertible Preferred                  6.000%            01/01/03             47,582
      100,000      Integrated Health Services (144A)^                               10.250%            04/30/06            104,750
                                                                                                              ---------------------
                                                                                                                           152,332
                                                                                                              ---------------------
                   HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 1.0%
       75,000      Interface, Inc                                                    9.500%            11/15/05             76,688
                                                                                                              ---------------------

                   HOUSEHOLD PRODUCTS - 0.7%
       50,000      Shop Vac Corp (144A)^                                            10.625%            09/01/03             52,875
                                                                                                              ---------------------


                       See notes to financial statements





COVA SERIES TRUST
BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------------------------------------
    PAR/SHARE      SECURITY                                                                                                VALUE
      AMOUNT       DESCRIPTION                                                       COUPON           MATURITY            (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
                   INDUSTRIAL - DIVERSIFIED - 7.0%
     $100,000      Baker Hughes, Inc                                                +                  05/05/08      $      73,125
       20,000      Essex Group                                                      10.000%            05/01/03             20,850
      100,000      Euramax International PLC (144A)^                                11.250%            10/01/06            104,000
      100,000      J. Ray McDermott                                                  9.375%            07/15/06            104,500
       75,000      Mettler Toledo                                                    9.750%            10/01/06             79,125
       50,000      Safelite Glass (144A)^                                            9.875%            12/15/06             51,625
      100,000      Tokheim Corp (144A)^                                             11.500%            08/01/06            106,750
                                                                                                              ---------------------
                                                                                                                           539,975
                                                                                                              ---------------------
                   MEDIA - BROADCASTING & PUBLISHING - 3.4%
       25,000      Grupo Televisa (144A)^                                           11.875%            05/15/06             27,781
      100,000      Heritage Media Corp                                               8.750%            02/15/06             96,500
      100,000      NWCG Holding Corp                                                +                  06/15/99             83,750
       50,000      Scholastic Corp                                                   5.000%            08/15/05             52,917
                                                                                                              ---------------------
                                                                                                                           260,948
                                                                                                              ---------------------
                   OIL & GAS - 9.1%
      100,000      Amerigas Partners (144A)^                                        10.125%            04/15/07            103,750
      125,000      Flores & Rucks, Inc                                               9.750%            10/01/06            132,813
      100,000      HS Resources                                                      9.250%            11/15/06            103,250
       70,000      Mesa Operating Co                                                10.625%            07/01/06             76,300
       50,000      Nuevo Energy Co                                                   9.500%            04/15/06             53,250
       50,000      Pennzoil Co. Convertible Preferred                                4.750%            10/01/03             58,000
       50,000      Pogo Producing Co. Convertible Preferred (144A)^                  5.500%            06/15/06             62,923
      100,000      Swift Energy Co                                                   6.250%            11/15/06            108,875
                                                                                                              ---------------------
                                                                                                                           699,161
                                                                                                              ---------------------
                   PHARMACEUTICALS - 2.5%
      100,000      Alza Corp                                                         5.000%            05/01/06             97,198
      200,000      Roche Holdings, Inc. (144A)^                                      +                 04/20/10             91,500
                                                                                                              ---------------------
                                                                                                                           188,698
                                                                                                              ---------------------
                   RESTAURANTS - 1.4%
      100,000      Ameriking, Inc. (144A)^                                          10.750%            12/01/06            104,000
                                                                                                              ---------------------

                   RETAILERS - 1.3%
      100,000      Pep Boys                                                          4.000%            09/01/99            100,250
                                                                                                              ---------------------

                   TEXTILES, CLOTHING & FABRICS - 2.1%
      100,000      Prime Succession Acquisition Co. (144A)^                         10.750%            08/15/04            108,750
       50,000      William Carter (144A)^                                           10.375%            12/01/06             52,625
                                                                                                              ---------------------
                                                                                                                           161,375
                                                                                                              ---------------------
                   TRANSPORTATION - 1.7%
      125,000      Ryder TRS, Inc (144A)^                                           10.000%            12/01/06            130,313
                                                                                                              ---------------------


                   Total Domestic Bonds and Debt Securities (Cost $5,437,529)                                            5,664,605
                                                                                                              ---------------------


                       See notes to financial statements






COVA SERIES TRUST
BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------------------------------------
    PAR/SHARE      SECURITY                                                                                                VALUE
      AMOUNT       DESCRIPTION                                                       COUPON         MATURITY              (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
                   U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 15.4%
     $400,000      Federal National Mortgage Association                             8.500%            02/01/05      $     420,788
      500,000      U.S. Treasury Bond                                                6.500%            08/15/05            503,587
      250,000      U.S. Treasury Note                                                8.500%            07/15/97            253,672
                                                                                                                   ----------------
                   Total U.S. Government and Agency Obligations (Cost $1,176,514)                                        1,178,047
                                                                                                                   ----------------



                   TOTAL INVESTMENTS - 99.4%
                   (Cost $7,335,473)                                                                                     7,618,534

                   Other Assets and Liabilities (net) -  0.6%                                                               44,728
                                                                                                              ---------------------

                   TOTAL NET ASSETS - 100.0%                                                                $            7,663,262
                                                                                                              =====================


                   PORTFOLIO FOOTNOTES:

                   * Non-income producing security as this stock did not declare or pay dividends in the 12 month period.

                   ^ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to
                       Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

                   +   Zero coupon bond

                   ++ Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.





                        See notes to financial statements





COVA SERIES TRUST
BOND DEBENTURE PORTFOLIO
PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
DECEMBER 31, 1996

--------------------------------------------------------------------------------

            The following table summarizes the portfolio composition at December 31, 1996, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody rating is used.


            PORTFOLIO COMPOSITION BY CREDIT QUALITY
            --------------------------------------------------------------------

            RATINGS                                              % OF PORTFOLIO

            U.S. Gov't and Agency Obligations                          15.5%
            AAA                                                         1.2
            AA                                                          0.7
            A                                                           6.5
            BBB                                                        10.4
            BB                                                          8.9
            B                                                          54.4
            NR                                                          2.4
                                                                  ---------
                                                                      100.0%
                                                                  ---------

            Note:  NR = Not Rated




                        See notes to financial statements




COVA SERIES TRUST
MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

----------------------------------------------------------------------------------------------------------------------------------
       Par         Security                                                                                                Value
      Amount       Description                                                        Rate            Maturity           (Note 1)
----------------------------------------------------------------------------------------------------------------------------------
                   SHORT-TERM INVESTMENTS - 89.5%
                   BANKERS ACCEPTANCE - 7.6%
   $1,000,000      Nationsbank South                                                 5.390%           01/06/97      $     999,251
    1,350,000      Union Bank                                                        5.300%           02/21/97          1,339,864
                                                                                                            ----------------------
                                                                                                                        2,339,115
                   COMMERCIAL PAPER - 35.2%
    1,500,000      American General Finance                                          5.300%           01/13/97          1,497,350
    1,000,000      Associate Corp                                                    5.700%           01/14/97            997,942
    1,500,000      Ford Motor Credit Corp                                            5.330%           04/14/97          1,477,125
    1,500,000      General Electric Capital Corp                                     5.350%           04/02/97          1,479,715
    1,000,000      Heller Financial                                                  5.380%           01/21/97            997,011
    1,500,000      Household Finance Co                                              5.320%           01/27/97          1,494,236
    1,500,000      IBM Credit Corp                                                   5.320%           01/06/97          1,498,892
    1,500,000      Merrill Lynch & Co., Inc                                          5.380%           06/16/97          1,462,789
                                                                                                            ----------------------
                                                                                                                       10,905,060
                                                                                                            ----------------------
                   MUNICIPAL BONDS - 4.9%
      530,000      Chicago Ill. Pub. Bldg. Com. Spl. Oblig                           5.820%           07/01/97            530,000
    1,000,000      Ohio S/T Taxable Dev. Assistance                                  5.640%           04/01/97          1,000,000
                                                                                                            ----------------------
                                                                                                                        1,530,000
                                                                                                            ----------------------
                   U.S. GOVERNMENT AGENCIES - 8.7%
    1,220,000      Federal Home Loan Mortgage Corp                                   5.380%           02/27/97          1,209,608
    1,500,000      Federal National Mortgage Association                             5.370%           03/31/97          1,480,086
                                                                                                            ----------------------
                                                                                                                        2,689,694
                                                                                                            ----------------------
                   U.S. TREASURY SECURITIES - 4.6%
    1,500,000      U.S. Treasury Bill                                                5.190%           11/13/97          1,431,665
                                                                                                            ----------------------

                   VARIABLE RATE DEMAND OBLIGATIONS - 28.5%
    1,200,000      Baptist Health System of South Florida                            5.900%#          05/15/25          1,200,000
    1,000,000      Dade County Florida Expressway Authority                          5.900%#          07/01/19          1,000,000
    1,000,000      Health Insurance Plan Gr New York                                 5.800%#          07/01/20          1,000,000
    1,500,000      Mississippi Business Financial Corp                               5.700%#          02/01/19          1,500,000
    1,000,000      New York, New York (Municipal) Taxable                            5.600%#          02/11/97          1,000,000
      220,000      Student Loan Marketing Assn. Floater                              5.570%#          11/20/97            219,419
    1,500,000      Student Loan Marketing Assn. Floater                              5.370%#          05/08/97          1,500,000
    1,400,000      Virginia State Housing Development Authority                      5.800%#          03/01/02          1,400,000
                                                                                                            ----------------------
                                                                                                                        8,819,419
                                                                                                            ----------------------

                   Total Short-Term Investments (Cost $27,714,953)                                                     27,714,953
                                                                                                            ----------------------

                   REPURCHASE AGREEMENT - 11.20%
                   J.P Morgan U.S. Gov't Repurchase Agreement at 6.25% due 1/2/97,
                   collaterized by U.S. Treasury Bond, $3,487,000 par, 5.50% coupon, due 09/30/97, dated 09/30/92, repurchase proceeds
    3,465,000      of $3,466,203. (Cost $3,465,000)                                                   01/02/97          3,465,000
                                                                                                            ----------------------


                   TOTAL INVESTMENTS - 100.7%
                   (Cost $31,179,953)                                                                                  31,179,953

                   Other Assets and Liabilities (net) - ( 0.7%)                                                          (225,065)
                                                                                                            ----------------------

                   TOTAL NET ASSETS - 100.0%                                                              $            30,954,888
                                                                                                            ======================


                   PORTFOLIO FOOTNOTES:

                 # Variable rate security.  Interest rates reset either daily or weekly. The rate shown represents the rate in effect at December 31, 1996.





                        See notes to financial statements






COVA SERIES TRUST
QUALITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------------------------------------
       PAR         SECURITY                                                                                                 VALUE
      AMOUNT       DESCRIPTION                                                          COUPON         MATURITY           (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
                   DOMESTIC BONDS AND DEBT SECURITIES - 83.3%
                   ASSET BACKED SECURITIES - 2.9%
   $1,000,000      American Express Master Trust                                        5.375%         07/15/01    $       968,410
      500,000      Signet Credit Card Master Trust 1994-4 A                             6.800%         12/15/00            504,525
                                                                                                             ----------------------
                                                                                                                         1,472,935
                                                                                                             ----------------------
                   CORPORATE BONDS - 49.2%
    1,000,000      Advanta Bank Corp                                                    6.520%         04/30/98          1,001,920
    1,000,000      Aramark Services                                                     8.150%         05/01/05          1,037,551
    1,000,000      Bank Hawaii Capital                                                  8.250%         12/15/26          1,009,810
    2,000,000      Coastal Corp                                                         7.750%         10/15/35          2,004,540
    1,000,000      Columbia / HCA Healthcare Corp                                       7.690%         06/15/25          1,029,255
    2,000,000      F-Global Fund (Ford Motor Credit)                                    7.000%         09/25/01          2,031,410
    1,000,000      General Electric Capital Corp                                        5.800%         04/01/08          1,081,490
    1,500,000      Johnson & Johnson                                                    8.250%         11/09/04          1,647,300
    2,000,000      Lehman Brothers, Inc                                                 6.840%         10/07/99          2,011,472
    2,000,000      Medpartners, Inc                                                     7.375%         10/01/06          2,008,660
    2,000,000      National Bank of Hungary                                             8.800%         10/01/02          2,163,410
    1,000,000      New England Education Loan Marketing Corp                            6.125%         07/17/98            998,494
    1,000,000      Norwest Corp                                                         6.550%         12/01/06            974,400
    2,000,000      Panenergy Corp                                                       7.000%         10/15/06          1,999,700
    2,000,000      Union Pacific Resources Group                                        7.000%         10/15/06          2,009,824
    2,200,000      Yale University                                                      7.375%         04/15/26          2,249,944
                                                                                                             ----------------------
                                                                                                                        25,259,180
                                                                                                             ----------------------
                   MEDIUM TERM SECURITIES - 3.6%
    1,000,000      Advanta Corp                                                         7.000%         05/01/01          1,000,600
      900,000      Ford Motor Credit Corp                                               5.730%         01/13/05            836,099
                                                                                                             ----------------------
                                                                                                                         1,836,699
                                                                                                             ----------------------
                   MORTGAGED BACK SECURITIES - 2.1%
      654,862      Citicorp Mortgage Securities                                         6.250%         08/25/24            653,631
       59,137      Federal Home Loan Mortgage Corp                                      8.000%         09/01/08             60,338
       63,699      Federal National Mortgage Association                                8.000%         09/01/03             65,610
       60,785      Federal National Mortgage Association                                8.500%         07/01/19             63,008
      100,000      Federal National Mortgage Association                                7.500%         12/25/19            101,156
      134,496      Government National Mortgage Assn                                    9.000%         01/15/20            141,893
                                                                                                             ----------------------
                                                                                                                         1,085,636
                                                                                                             ----------------------
                   U.S. TREASURY SECURITIES AND AGENCIES - 25.5%
      171,797      Federal Home Loan Bank                                               4.140%         06/04/98            168,163
    4,000,000      U.S. Treasury Note                                                   5.625%         11/30/98          3,980,000
    5,000,000      U.S. Treasury Note (a)                                               6.375%         09/30/01          5,029,686
    2,000,000      U.S. Treasury Note                                                   5.750%         08/15/03          1,940,624
    2,000,000      U.S. Treasury Note                                                   6.500%         10/15/06          2,011,874
                                                                                                             ----------------------
                                                                                                                        13,130,347
                                                                                                             ----------------------

                   Total Domestic Bonds and Debt Securities (Cost $42,313,732)                                          42,784,797
                                                                                                             ----------------------

                   FOREIGN BONDS AND DEBT SECURITIES - 15.9%
                   COLUMBIA - 2.0%
    1,000,000      Financiera Energy (U.S.$)                                            9.375%         06/15/06          1,058,590
                                                                                                             ----------------------

                   FRANCE - 4.1%
    2,000,000      Credit Foncier De France (U.S.$)                                     8.000%         01/14/02          2,108,760
                                                                                                             ----------------------



                       See notes to financial statements



COVA SERIES TRUST
QUALITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------------------------------------
       PAR         SECURITY                                                                                                 VALUE
      AMOUNT       DESCRIPTION                                                          COUPON         MATURITY           (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
                   GREAT BRITAIN - 5.8%
   $2,000,000      BOC Group PLC (U.S.$)                                                5.875%         01/29/01     $    1,949,840
    1,000,000      SmithKline Beecham Cap (U.S.$)                                       6.750%         10/30/01          1,011,875
                                                                                                             ----------------------
                                                                                                                         2,961,715
                                                                                                             ----------------------
                   MALAYSIA - 4.0%
    2,000,000      Petroliam Nasional Berhd (U.S.$) (144A) ^                            7.625%         10/15/26          2,029,262
                                                                                                             ----------------------



                   Total Foreign Bonds and Debt Securities (Cost $7,955,730)                                             8,158,327
                                                                                                             ----------------------

                   REPURCHASE AGREEMENT - 4.8%
                   J.P  Morgan   Repurchase   Agreement  at  6.25%  due  1/2/97,
                   collaterized  by U.S.  Treasury Bond,  $2,281,000  par, 7.50%
                   coupon, due 11/15/16, dated 11/15/86, repurchase proceeds
    2,440,000      of $2,440,847. (Cost $2,440,000)                                                    01/02/97          2,440,000
                                                                                                             ----------------------

                   TOTAL INVESTMENTS - 104.0%
                   (Cost $52,709,462)                                                                                   53,383,124

                   Other Assets and Liabilities (net) - (4.0%)                                                          (2,058,976)
                                                                                                             ----------------------

                   TOTAL NET ASSETS - 100.0%                                                               $            51,324,148
                                                                                                             ======================

                   PORTFOLIO FOOTNOTES:

                   ^ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

                   (a)    Assets segregated for open futures




                        See notes to financial statements






COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                                   VALUE
DESCRIPTION                                                                                         SHARES                (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS - 101.7%
AEROSPACE & DEFENSE - 3.0%
AlliedSignal, Inc                                                                                    4,800  $              321,600
Boeing Co                                                                                            5,968                 634,846
General Dynamics                                                                                     1,400                  98,700
Lockheed Martin Corp                                                                                 2,625                 240,188
McDonnell Douglas Corp                                                                               3,800                 243,200
Newport News Shipbuilding, Inc. *                                                                      680                  10,200
Northrop Grumman Corp                                                                                1,100                  91,025
Raytheon Co                                                                                          4,400                 211,750
Rockwell International Corp.*                                                                        4,000                 243,500
Textron, Inc                                                                                         1,700                 160,225
United Technologies                                                                                  4,600                 303,600
                                                                                                              ---------------------
                                                                                                                         2,558,834
                                                                                                              ---------------------
AIRLINES - 0.3%
AMR Corp. - Del *                                                                                    1,600                 141,000
Delta Air Lines, Inc                                                                                 1,100                  77,963
Southwest Airlines, Inc                                                                              2,900                  64,163
                                                                                                              ---------------------
                                                                                                                           283,126
                                                                                                              ---------------------
AUTOMOTIVE - 2.7%
Chrysler Corp                                                                                       12,000                 396,000
Dana Corp                                                                                            2,000                  65,250
Eaton Corp                                                                                           1,500                 104,625
Ford Motor Co                                                                                       17,800                 567,375
General Motors Corp                                                                                 12,700                 708,025
Genuine Parts                                                                                        3,300                 146,850
Goodyear Tire & Rubber Co                                                                            3,200                 164,400
TRW Inc                                                                                              3,000                 148,500
                                                                                                              ---------------------
                                                                                                                         2,301,025
                                                                                                              ---------------------
BANKING - 7.6%
Banc One Corp                                                                                        7,310                 314,330
Bank of Boston Corp                                                                                  1,800                 115,650
Bank of New York                                                                                     7,000                 236,250
Bankamerica Corp                                                                                     6,400                 638,400
Bankers Trust New York Corp                                                                          1,300                 112,125
Barnett Banks, Inc                                                                                   4,000                 164,500
Beneficial Corp                                                                                      1,000                  63,375
Boatmens Bancshares, Inc                                                                             2,400                 154,800
Chase Manhattan Corp                                                                                 7,532                 672,231
Citicorp                                                                                             6,400                 659,200
Corestates Financial Corp                                                                            2,600                 134,875
First Chicago NBD Corp                                                                               5,253                 282,349



                       See notes to financial statements



COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                                   VALUE
DESCRIPTION                                                                                         SHARES                (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
BANKING - CONTINUED
First Union Corp. New England                                                                        4,925  $              364,450
Fleet Financial Group, Inc                                                                           4,862                 242,492
Golden West Financial Corp                                                                           1,100                  69,438
Great Western Financial                                                                              2,000                  58,000
H. F. Ahmanson & Co                                                                                  1,500                  48,750
KeyCorp                                                                                              4,300                 217,150
MBNA Corp                                                                                            3,750                 155,625
Mellon Bank Corp                                                                                     2,300                 163,300
National City Corp                                                                                   3,000                 134,625
Nationsbank Corp                                                                                     3,900                 381,225
Norwest Corp                                                                                         5,600                 243,600
PNC Bank Corp                                                                                        4,000                 150,500
Suntrust Banks, Inc                                                                                  4,600                 226,550
Wachovia Corp                                                                                        3,000                 169,500
Wells Fargo & Co                                                                                     1,600                 431,600
                                                                                                              ---------------------
                                                                                                                         6,604,890
                                                                                                              ---------------------
BEVERAGES, FOOD & TOBACCO - 8.9%
American Brands, Inc                                                                                 3,000                 148,875
Anheuser Busch                                                                                       7,800                 312,000
Archer Daniels Midland                                                                               9,555                 210,210
Campbell Soup Co                                                                                     4,500                 361,125
Coca-Cola Co                                                                                        41,600               2,189,200
Conagra, Inc                                                                                         4,300                 213,925
CPC International, Inc                                                                               2,400                 186,000
General Mills Co                                                                                     2,700                 171,113
Heinz ( H.J.) Co                                                                                     5,450                 194,838
Hershey Foods Corp                                                                                   3,400                 148,750
Kellogg Co                                                                                           3,000                 196,875
Pepsico, Inc                                                                                        26,000                 760,500
Philip Morris Companies, Inc                                                                        13,200               1,486,650
Pioneer Hi-Bred International                                                                        1,300                  91,000
Quaker Oats Co                                                                                       2,600                  99,125
Ralston Purina Group                                                                                 1,800                 132,075
Sara Lee Corp                                                                                        6,600                 245,850
Seagrams Co. Ltd                                                                                     5,900                 228,625
Sysco Corp                                                                                           3,300                 107,663
UST, Inc                                                                                             3,500                 113,313
Wrigley William Jr. Co                                                                               2,000                 112,500
                                                                                                              ---------------------
                                                                                                                         7,710,212
                                                                                                              ---------------------



                       See notes to financial statements




COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                                   VALUE
DESCRIPTION                                                                                         SHARES                (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS - 0.3%
Martin Marietta Materials                                                                            2,714  $               63,101
Masco Corp                                                                                           2,900                 104,400
Sherwin Williams Co                                                                                  1,700                  95,200
                                                                                                              ---------------------
                                                                                                                           262,701
                                                                                                              ---------------------
CHEMICALS - 3.3%
Air Products & Chemicals                                                                             2,000                 138,250
Dow Chemical Co                                                                                      4,500                 352,688
Du Pont (E.I.) De Nemours                                                                            9,000                 849,375
Eastman Chemical Co                                                                                  1,700                  93,925
FMC Corp. *                                                                                          1,100                  77,138
Great Lakes Chemical Corp                                                                            1,400                  65,450
Hercules, Inc                                                                                        2,000                  86,500
International Flavors & Fragrances                                                                   2,000                  90,000
Monsanto Co                                                                                         10,500                 408,188
Morton International, Inc                                                                            2,700                 110,025
Nalco Chemical                                                                                       1,500                  54,188
PPG Industries                                                                                       3,500                 196,438
Praxair, Inc                                                                                         2,800                 129,150
Rohm & Haas Co                                                                                       1,200                  97,950
Union Carbide Corp                                                                                   2,400                  98,100
                                                                                                              ---------------------
                                                                                                                         2,847,365
                                                                                                              ---------------------
COMMERCIAL SERVICES - 0.4%
ACNielson Corp. *                                                                                    1,133                  17,137
CUC International, Inc. *                                                                            4,950                 117,563
Interpublic Group, Inc                                                                               1,400                  66,500
Service Corp. International                                                                          4,000                 112,000
                                                                                                              ---------------------
                                                                                                                           313,200
                                                                                                              ---------------------
COMMUNICATIONS - 2.1%
Airtouch Communications, Inc. *                                                                      8,800                 222,200
Alltel Corp                                                                                          3,700                 116,088
DSC Communications *                                                                                 2,300                  41,113
Loral Space & Communications *                                                                       3,200                  58,800
Lucent Technologies                                                                                  8,361                 386,696
MCI Communications Corp                                                                             11,500                 375,906
SBC Communications, Inc                                                                              9,600                 496,800
Tele-Communications, Inc. Series A *                                                                 6,000                  78,375
                                                                                                              ---------------------
                                                                                                                         1,775,978
                                                                                                              ---------------------
COMPUTER SOFTWARE & PROCESSING - 4.4%
Automatic Data Processing, Inc                                                                       5,700                 244,388
Cisco Systems, Inc. *                                                                                9,700                 617,163
Cognizant Corp                                                                                       3,400                 112,200


                       See notes to financial statements





COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                                   VALUE
DESCRIPTION                                                                                         SHARES                (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE & PROCESSING - CONTINUED
Computer Associates International, Inc                                                               6,150  $              305,963
Computer Sciences Corp. *                                                                            1,200                  98,550
First Data Corp                                                                                      8,000                 292,000
Microsoft Corp. *                                                                                   19,600               1,619,450
Novell, Inc. *                                                                                       6,500                  61,547
Oracle Corp. *                                                                                      11,700                 488,475
                                                                                                              ---------------------
                                                                                                                         3,839,736
                                                                                                              ---------------------
COMPUTERS & INFORMATION - 4.6%
Apple Computer, Inc. *                                                                               2,200                  45,925
Compaq Computer *                                                                                    4,500                 334,125
Digital Equipment Corp. *                                                                            2,600                  94,575
Intel Corp                                                                                          14,100               1,846,219
International Business Machines Corp                                                                 8,900               1,343,900
Silicon Graphics *                                                                                   2,900                  73,950
Sun Microsystems, Inc. *                                                                             6,600                 169,538
                                                                                                              ---------------------
                                                                                                                         3,908,232
                                                                                                              ---------------------
CONTAINERS & PACKAGING - 0.2%
Avery-Dennison Corp                                                                                  2,600                  91,975
Crown Cork & Seal, Inc                                                                               1,800                  97,875
                                                                                                              ---------------------
                                                                                                                           189,850
                                                                                                              ---------------------
COSMETICS & PERSONAL CARE - 0.8%
Avon Products, Inc                                                                                   2,600                 148,525
Gillette Co                                                                                          7,100                 552,025
                                                                                                              ---------------------
                                                                                                                           700,550
                                                                                                              ---------------------
ELECTRIC UTILITIES - 3.0%
Allegheny Power System, Inc                                                                          3,200                 131,600
Baltimore Gas and Electric                                                                           3,100                  82,925
Carolina Power & Light Co                                                                            2,500                  91,250
Central & South West Corp                                                                            3,600                  92,250
Cinergy Corp                                                                                         1,900                  63,413
Consolidated Edison of N.Y                                                                           3,900                 114,075
Dominion Resources, Inc                                                                              3,100                 119,350
DTE Energy Co                                                                                        1,900                  61,513
Duke Power Co                                                                                        3,500                 161,875
Edison International                                                                                 6,900                 137,138
Entergy Corp                                                                                         3,100                  86,025
FPL Group,Inc                                                                                        3,600                 165,600
GPU, Inc                                                                                             2,300                  77,338
Houston Industries, Inc                                                                              5,000                 113,125
Northern States Power Co                                                                               800                  36,700
Ohio Edison Co                                                                                       3,400                  77,350
Pacific Gas & Electric                                                                               6,400                 134,400


                       See notes to financial statements




COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                                   VALUE
DESCRIPTION                                                                                         SHARES                (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - CONTINUED
Pacificorp                                                                                           4,000  $               82,000
Peco Energy Co                                                                                       3,800                  95,950
Public Service Enterprise Group, Inc                                                                 4,400                 119,900
Southern Company                                                                                    10,900                 246,613
Texas Utilities Co                                                                                   3,100                 126,325
Unicom Corp                                                                                          2,700                  73,238
Union Electric Co                                                                                    1,900                  73,150
                                                                                                              ---------------------
                                                                                                                         2,563,103
                                                                                                              ---------------------
ELECTRICAL EQUIPMENT - 4.5%
AMP Inc                                                                                              4,400                 168,850
Applied Materials, Inc. *                                                                            3,400                 122,188
Emerson Electric                                                                                     4,400                 425,700
General Electric Co                                                                                 27,300               2,699,288
Grainger (W.W.), Inc                                                                                 1,000                  80,250
Northern Telecom Ltd                                                                                 4,400                 272,250
Westinghouse Electric                                                                                7,200                 143,100
                                                                                                              ---------------------
                                                                                                                         3,911,626
                                                                                                              ---------------------
ELECTRONICS - 1.5%
Advanced Micro Devices *                                                                             1,900                  48,925
Honeywell, Inc                                                                                       2,600                 170,950
Johnson Controls                                                                                     1,100                  91,163
Micron Technology, Inc                                                                               3,800                 110,675
Motorola, Inc                                                                                       10,000                 613,750
National Semiconductor Corp. *                                                                       2,500                  60,938
Texas Instruments                                                                                    3,700                 235,875
                                                                                                              ---------------------
                                                                                                                         1,332,276
                                                                                                              ---------------------
ENTERTAINMENT & LEISURE - 1.4%
Brunswick Corp., Inc                                                                                 1,900                  45,600
Harrah's Entertainment, Inc. *                                                                       1,900                  37,763
Hasbro, Inc                                                                                          1,900                  73,863
Mattel                                                                                               5,750                 159,563
Viacom Inc. Class B *                                                                                4,600                 160,425
Walt Disney Co                                                                                      11,043                 768,869
                                                                                                              ---------------------
                                                                                                                         1,246,083
                                                                                                              ---------------------
ENVIRONMENTAL CONTROLS - 0.4%
Browning-Ferris Industries, Inc                                                                      4,200                 110,250
WMX Technologies, Inc                                                                                8,400                 274,050
                                                                                                              ---------------------
                                                                                                                           384,300
                                                                                                              ---------------------




                       See notes to financial statements






COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                                   VALUE
DESCRIPTION                                                                                         SHARES                (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 3.2%
American Express Co                                                                                  8,300  $              468,950
American General Corp                                                                                3,800                 155,325
H.& R. Block, Inc                                                                                    2,100                  60,900
Dean Witter Discover & Co                                                                            3,100                 205,375
Federal Home Loan Mortgage Corp                                                                      3,100                 341,388
Federal National Mortgage Association                                                               18,500                 689,125
Household International, Inc                                                                         1,900                 175,275
J. P. Morgan & Co., Inc                                                                              3,000                 292,875
Merrill Lynch & Co., Inc                                                                             3,100                 252,650
Salomon, Inc                                                                                         1,800                  84,825
                                                                                                              ---------------------
                                                                                                                         2,726,688
                                                                                                              ---------------------
FOREST PRODUCTS & PAPER - 0.9%
Champion International                                                                               2,000                  86,500
Georgia-Pacific Corp                                                                                 1,700                 122,400
International Paper Co                                                                               4,700                 189,763
Louisiana Pacific Corp                                                                               2,000                  42,250
Mead Corp                                                                                            1,000                  58,125
Union Camp Corp                                                                                      1,400                  66,850
Westvaco Corp                                                                                        2,200                  63,250
Weyerhauser Co                                                                                       4,000                 189,500
                                                                                                              ---------------------
                                                                                                                           818,638
                                                                                                              ---------------------
HEALTH CARE PROVIDERS - 1.2%
Allegiance Corp                                                                                      1,000                  27,625
Columbia / HCA Healthcare Corp                                                                      11,550                 470,663
Fresenius Medical Care (ADR) *                                                                       1,888                  53,100
Medtronic, Inc                                                                                       4,200                 285,600
Tenet Healthcare Corp.*                                                                              3,700                  80,938
United Healthcare Corp                                                                               3,100                 139,500
                                                                                                              ---------------------
                                                                                                                         1,057,426
                                                                                                              ---------------------
HEAVY MACHINERY - 0.9%
Caterpiller Tractor, Inc                                                                             3,500                 263,375
Cooper Industries, Inc                                                                               2,200                  92,675
Deere & Co                                                                                           4,800                 195,000
Ingersoll Rand Co                                                                                    2,200                  97,900
Pall Corp                                                                                            2,200                  56,100
Parker-Hannifin Corp                                                                                 1,500                  58,125
                                                                                                              ---------------------
                                                                                                                           763,175
                                                                                                              ---------------------
HOUSEHOLD PRODUCTS - 2.1%
Black & Decker Corp                                                                                  1,500                  45,188
Clorox Co                                                                                            1,100                 110,372
Colgate-Palmolive Co                                                                                 2,200                 202,950



                       See notes to financial statements




COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                                   VALUE
DESCRIPTION                                                                                         SHARES                (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS - CONTINUED
Newell Co                                                                                            2,800  $               88,200
Premark International, Inc                                                                           1,100                  24,475
Procter & Gamble Co                                                                                 10,800               1,161,000
Rubbermaid, Inc                                                                                      2,700                  61,425
Tupperware Corp                                                                                      1,100                  58,987
Whirlpool Corp                                                                                       1,600                  74,600
                                                                                                              ---------------------
                                                                                                                         1,827,197
                                                                                                              ---------------------
INDUSTRIAL - DIVERSIFIED - 2.1%
Baker Hughes, Inc                                                                                    2,500                  86,250
Corning, Inc                                                                                         4,300                 198,875
Dover Corp                                                                                           2,400                 120,600
Eastman Kodak Co                                                                                     5,600                 449,400
Fluor Corp                                                                                           1,400                  87,850
Illinois Tool Works, Inc                                                                             2,400                 191,700
Imation Corp.*                                                                                         700                  19,688
ITT Corp. *                                                                                          1,900                  82,413
ITT Hartford Group, Inc                                                                              2,000                 135,000
ITT Industries, Inc                                                                                  2,100                  51,450
Temple Inland, Inc                                                                                   1,200                  64,950
Tenneco, Inc. *                                                                                      3,400                 153,425
Tyco Lab                                                                                             2,900                 153,338
                                                                                                              ---------------------
                                                                                                                         1,794,939
                                                                                                              ---------------------
INSURANCE - 4.0%
Aetna, Inc. 6.25% Convertible Preferred                                                                202                  16,034
Aetna, Inc                                                                                           2,505                 200,400
Allstate Corp                                                                                        7,500                 434,063
American International Group                                                                         6,900                 746,925
Chubb Corp                                                                                           2,500                 134,375
Cigna Corp                                                                                           1,100                 150,288
General RE Corp                                                                                      1,400                 220,850
Jefferson Pilot Corp                                                                                 1,500                  84,938
Lincoln National Corp                                                                                1,700                  89,250
Loews Corp                                                                                           1,800                 169,650
Marsh & McLennan Cos., Inc                                                                           1,300                 135,200
Providian Corp                                                                                       2,100                 107,888
Safeco Corp                                                                                          2,300                  90,706
St. Paul Cos                                                                                         1,300                  76,213
Torchmark Corp                                                                                       1,500                  75,750
Transamerica Corp                                                                                    1,200                  94,800
Travelers, Inc                                                                                      11,000                 499,113
Unum Corp                                                                                            1,300                  93,925
                                                                                                              ---------------------
                                                                                                                         3,420,368
                                                                                                              ---------------------



                       See notes to financial statements





COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                                   VALUE
DESCRIPTION                                                                                         SHARES                (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
LODGING - 0.3%
Hilton Hotels                                                                                        3,600  $               94,050
Marriott International, Inc                                                                          2,400                 132,600
                                                                                                              ---------------------
                                                                                                                           226,650
                                                                                                              ---------------------
MEDIA - BROADCASTING & PUBLISHING - 1.5%
Comcast Corp                                                                                         3,500                  62,344
Deluxe Corporation                                                                                   1,800                  58,950
Dow Jones & Co., Inc                                                                                 2,300                  77,913
Dun & Bradstreet Corp                                                                                3,400                  80,750
Gannett Co., Inc                                                                                     2,900                 217,138
Knight-Ridder, Inc                                                                                   2,200                  84,150
McGraw-Hill Companies, Inc                                                                           2,200                 101,475
Moore Corp.Ltd                                                                                       2,300                  46,863
R.R. Donnelley & Sons                                                                                3,100                  97,263
TCI Satellite Entertainment Inc. Class A *                                                             600                   5,963
Time Warner, Inc                                                                                     7,200                 270,000
Tribune Co                                                                                           1,300                 102,538
U.S. West Media Group *                                                                              7,100                 131,350
                                                                                                              ---------------------
                                                                                                                         1,336,697
                                                                                                              ---------------------
MEDICAL SUPPLIES - 0.6%
Baxter International, Inc                                                                            5,000                 205,000
Becton Dickinson & Co                                                                                2,400                 104,100
Boston Scientific Corp. *                                                                            2,800                 168,000
Mallinckrodt, Inc                                                                                    1,800                  79,425
                                                                                                              ---------------------
                                                                                                                           556,525
                                                                                                              ---------------------
METALS - 1.2%
Alcan Aluminum Ltd                                                                                   4,800                 161,400
Aluminum Company of America                                                                          3,500                 223,125
Barrick Gold Corp                                                                                    6,400                 184,000
Engelhard Corp                                                                                       2,700                  51,638
Nucor Corp                                                                                           1,500                  76,500
Phelps Dodge Corp                                                                                    1,500                 101,250
Placer Dome, Inc                                                                                     4,600                 100,050
Reynolds Metals Co                                                                                   1,200                  67,650
USX - U.S. Steel Group, Inc                                                                          1,500                  47,063
                                                                                                              ---------------------
                                                                                                                         1,012,676
                                                                                                              ---------------------
MINING - 1.0%
Cyprus Amax Minerals Co                                                                              1,900                  44,413
Homestake Mining Co                                                                                  3,600                  51,300
Inco Ltd                                                                                             2,100                  66,938
Minnesota Mining & Manufacturing                                                                     7,000                 580,125
Newmont Mining                                                                                       2,200                  98,450
                                                                                                              ---------------------
                                                                                                                           841,226
                                                                                                              ---------------------




                       See notes to financial statements




COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                                   VALUE
DESCRIPTION                                                                                         SHARES                (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
OFFICE EQUIPMENT - 1.7%
Alco Standard Corp                                                                                   2,200  $              113,575
Hewlett-Packard Co                                                                                  18,200                 914,550
Pitney Bowes, Inc                                                                                    3,100                 168,950
Xerox Corp                                                                                           5,400                 284,175
                                                                                                              ---------------------
                                                                                                                         1,481,250
                                                                                                              ---------------------
OIL & GAS - 9.9%
Amerada Hess Corp                                                                                    1,800                 104,175
Amoco Corp                                                                                           8,100                 652,050
Ashland Inc                                                                                          1,500                  65,813
Atlantic Richfield Co                                                                                2,700                 357,750
Burlington Resources, Inc                                                                            2,300                 115,863
Chevron Corp                                                                                        10,000                 650,000
Coastal Corp                                                                                         2,000                  97,750
Consolidated Natural Gas                                                                             1,800                  99,450
Dresser Industries, Inc                                                                              4,000                 124,000
El Paso Natural Gas Co                                                                                 316                  15,958
Enron Corp                                                                                           4,300                 185,438
Exxon Corp                                                                                          18,800               1,842,400
Halliburton Co                                                                                       2,000                 120,500
Kerr - Mcgee Corp                                                                                      900                  64,800
Mobil Corp                                                                                           6,000                 733,500
Occidental Petroleum                                                                                 5,100                 119,213
Panenergy Corp                                                                                       2,500                 112,500
Phillips Petroleum Co                                                                                4,600                 203,550
Royal Dutch Petroleum Co                                                                             8,600               1,468,450
Schlumberger Ltd                                                                                     4,100                 409,488
Sonat, Inc                                                                                           1,800                  92,700
Sun Co., Inc                                                                                         1,800                  43,875
Texaco, Inc                                                                                          4,200                 412,125
Union Pacific Resources Group                                                                        2,964                  86,697
Unocal Corp                                                                                          4,400                 178,750
USX - Marathon Group                                                                                 5,200                 124,150
Western Atlas, Inc. *                                                                                1,000                  70,875
Williams Companies, Inc                                                                              2,850                 106,875
                                                                                                              ---------------------
                                                                                                                         8,658,695
                                                                                                              ---------------------
PHARMACEUTICALS - 9.1%
Abbott Laboratories                                                                                 13,300                 674,975
American Home Products Corp                                                                         10,400                 609,700
Amgen, Inc. *                                                                                        4,500                 244,688
Bristol-Myers Squibb Co                                                                              8,900                 967,875
Eli Lilly & Co                                                                                       9,000                 657,000



                       See notes to financial statements




COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                                   VALUE
DESCRIPTION                                                                                         SHARES                (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS - CONTINUED
Grace (W.R). & Co                                                                                    1,800  $               93,150
Johnson & Johnson                                                                                   21,600               1,074,600
Merck & Co., Inc                                                                                    20,300               1,608,775
Pfizer, Inc                                                                                         10,800                 895,050
Pharmacia & Upjohn, Inc                                                                              7,000                 277,375
Schering-Plough Corp                                                                                 6,300                 407,925
Warner Lambert Co                                                                                    4,800                 360,000
                                                                                                              ---------------------
                                                                                                                         7,871,113
                                                                                                              ---------------------
RETAILERS - 5.7%
Albertson's, Inc                                                                                     4,700                 167,438
American Stores Co                                                                                   2,500                 102,188
Circuit City Stores, Inc                                                                             1,700                  51,213
CVS Corp                                                                                             2,300                  95,163
Darden Restaurants, Inc                                                                              2,600                  22,750
Dayton-Hudson Corp                                                                                   4,200                 164,850
Dillard Dept. Stores                                                                                 2,300                  71,013
Footstar, Inc. *                                                                                       662                  16,467
Gap Stores                                                                                           5,300                 159,663
Harcourt General, Inc                                                                                1,300                  59,963
Home Depot                                                                                           8,000                 401,000
J.C. Penney Co., Inc                                                                                 4,400                 214,500
Kimberly-Clark Corp                                                                                  4,406                 419,672
K-Mart Corp. *                                                                                       8,000                  83,000
Kroger Co. *                                                                                         2,500                 116,250
Lowe's Companies, Inc                                                                                3,000                 106,500
May Dept Stores                                                                                      5,000                 233,750
McDonald's Corp                                                                                     11,200                 506,800
Nordstrom, Inc                                                                                       1,300                  46,069
Price / Costco, Inc. *                                                                               4,100                 103,013
Sears Roebuck                                                                                        6,400                 295,200
Tandy Corp                                                                                           1,200                  52,800
The Limited, Inc                                                                                     4,800                  88,200
Toys "R" Us, Inc. Holding Co. *                                                                      4,700                 141,000
Walgreen Co                                                                                          4,100                 164,000
Wal-Mart Stores, Inc                                                                                43,300                 990,488
Winn Dixie                                                                                           2,100                  66,413
                                                                                                              ---------------------
                                                                                                                         4,939,363
                                                                                                              ---------------------
TELEPHONE SYSTEMS - 5.2%
Ameritech Corp                                                                                       8,900                 539,563
AT & T Corp                                                                                         25,800               1,122,300
Bell Atlantic Corp                                                                                   6,700                 433,825


                       See notes to financial statements






COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                                   VALUE
DESCRIPTION                                                                                         SHARES                (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
TELEPHONE SYSTEMS - CONTINUED
Bellsouth Corp                                                                                      16,300  $              658,113
GTE Corp                                                                                            13,800                 627,900
NYNEX Corp                                                                                           7,100                 341,688
Pacific Telesis Group                                                                                6,700                 246,225
Sprint Corp                                                                                          6,400                 255,200
U.S. West, Inc                                                                                       7,400                 238,650
                                                                                                              ---------------------
                                                                                                                         4,463,464
                                                                                                              ---------------------
TEXTILES, CLOTHING & FABRICS - 0.5%
Nike, Inc                                                                                            4,800                 286,800
Payless Shoesource, Inc. *                                                                             800                  30,000
Reebok International Ltd *                                                                           1,200                  50,400
VF Corp                                                                                              1,400                  94,500
                                                                                                              ---------------------
                                                                                                                           461,700
                                                                                                              ---------------------
TRANSPORTATION - 1.2%
Burlington Northern Santa Fe                                                                         2,600                 224,575
Conrail, Inc                                                                                         1,300                 129,513
CSX Corp                                                                                             4,000                 169,000
Federal Express Corp. *                                                                              2,200                  97,900
Norfolk Southern Corp                                                                                1,900                 166,250
Union Pacific Corp                                                                                   3,500                 210,438
                                                                                                              ---------------------
                                                                                                                           997,676
                                                                                                              ---------------------

Total Common and Preferred Stocks (Cost $60,745,359)                                                                    87,988,553
                                                                                                              ---------------------


                       See notes to financial statements



COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------------------------------------
SECURITY                                                                                                                   VALUE
DESCRIPTION                                                                                      PAR AMOUNT              (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 2.3%
REPURCHASE AGREEMENT - 2.2%
J.P. Morgan Repurchase Agreement at  6.25% due 1/2/97,
collaterized by U.S. Treasury Bond, $1,813,000 par, 7.50% coupon, due 11/15/16, dated 11/15/86, repurchase proceeds
of $1,939,673.                                                                                  $1,939,000  $            1,939,000
                                                                                                              ---------------------

U.S. GOVERNMENT - 0.1%
Federal Home Loan Mortgage Corp. Discount Note (a)                                                 100,000                  99,075
                                                                                                              ---------------------


Total Short-Term Investments (Cost $2,038,075)                                                                           2,038,075
                                                                                                              ---------------------

TOTAL INVESTMENTS - 104.0%
(Cost $62,783,434)                                                                                                      90,026,628

Other Assets and Liabilities (net) -  (4.0%)                                                                            (3,466,444)
                                                                                                              ---------------------

TOTAL NET ASSETS - 100.0%                                                                                   $           86,560,184
                                                                                                              =====================


PORTFOLIO FOOTNOTES:

* Non-income producing security as this stock did not declare or pay dividends in the 12 month period.

(a)   Assets segregated for open futures

ADR - American Depositary Receipt




                        See notes to financial statements






COVA SERIES TRUST
GROWTH & INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

----------------------------------------------------------------------------------------------------------------
    PAR/SHARE      SECURITY                                                                       VALUE
      AMOUNT       DESCRIPTION                                                                   (NOTE 1)
----------------------------------------------------------------------------------------------------------------
                   COMMON AND PREFERRED STOCKS - 92.5%
                   ADVERTISING - 0.5%
        3,300      Omnicom Group, Inc                                                    $              150,975
                                                                                           ---------------------

                   AEROSPACE & DEFENSE - 2.1%
        4,900      AlliedSignal, Inc                                                                    328,300
        3,200      Boeing Co                                                                            340,400
                                                                                           ---------------------
                                                                                                        668,700
                                                                                           ---------------------
                   AUTOMOTIVE - 0.8%
        8,900      Stewart & Stevenson Services                                                         259,213
                                                                                           ---------------------

                   BANKING - 6.2%
        6,100      Bankamerica Corp                                                                     608,475
        2,700      Bankers Trust New York Corp                                                          232,875
        3,800      Chase Manhattan Corp                                                                 339,150
        4,400      Comerica, Inc                                                                        230,450
        2,700      First Bank System, Inc                                                               184,275
        2,100      First Union Corp. New England                                                        155,400
        1,700      Nationsbank Corp                                                                     166,175
                                                                                           ---------------------
                                                                                                      1,916,800
                                                                                           ---------------------
                   BEVERAGES, FOOD & TOBACCO - 5.9%
        4,700      American Brands, Inc                                                                 233,238
        1,700      Campbell Soup Co                                                                     136,425
        9,000      Nabisco Holdings Corp. Class A                                                       349,875
        5,000      Philip Morris Companies, Inc                                                         563,125
        4,800      Quaker Oats Co                                                                       183,000
        1,500      Ralston Purina Group                                                                 110,063
        8,300      RJR Holdings Group, Inc                                                              282,200
                                                                                           ---------------------
                                                                                                      1,857,926
                                                                                           ---------------------
                   BUILDING MATERIALS - 0.9%
        3,900      Keystone International Inc                                                            78,488
        5,800      Masco Corp                                                                           208,800
                                                                                           ---------------------
                                                                                                        287,288
                                                                                           ---------------------
                   CHEMICALS - 2.2%
        2,900      Betz Labs                                                                            169,650
        2,900      Monsanto Co                                                                          112,738
        3,800      Morton International, Inc                                                            154,850
        5,900      Praxair, Inc                                                                         272,138
                                                                                           ---------------------
                                                                                                        709,376
                                                                                           ---------------------
                   COMMERCIAL SERVICES - 0.0%
          666      AC Nielson Corp. *                                                                    10,073
                                                                                           ---------------------

                   COMMUNICATIONS - 4.5%
        6,300      Cable & Wireless PLC                                                                 155,138
        5,000      DSC Communications *                                                                  89,688
        7,400      Ericsson L M Telephone                                                               223,388
        5,925      Frontier Corp                                                                        134,053
        3,405      Lucent Technologies                                                                  157,481
        7,400      Newbridge Network Corp. *                                                            209,050
        4,500      Nokia Corp                                                                           259,313
        4,800      Tellabs, Inc. *                                                                      180,600
                                                                                           ---------------------
                                                                                                      1,408,711
                                                                                           ---------------------



                       See notes to financial statements




COVA SERIES TRUST
GROWTH & INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

----------------------------------------------------------------------------------------------------------------
    PAR/SHARE      SECURITY                                                                       VALUE
      AMOUNT       DESCRIPTION                                                                   (NOTE 1)
----------------------------------------------------------------------------------------------------------------
                   COMPUTER SOFTWARE & PROCESSING - 5.5%
        5,800      3 Com Corp. *                                                         $              425,195
        7,100      BMC Software, Inc. *                                                                 293,763
        3,700      Cisco Systems, Inc. *                                                                235,413
        2,000      Cognizant Corp.                                                                       66,000
        6,450      Computer Associates International, Inc                                               320,888
        2,000      Microsoft Corp. Convertible Preferred                                                160,125
        2,800      Microsoft Corp. *                                                                    231,350
                                                                                           ---------------------
                                                                                                      1,732,734
                                                                                           ---------------------
                   COMPUTERS & INFORMATION - 2.1%
        2,700      Intel Corp                                                                           353,531
        2,100      International Business Machines Corp                                                 317,100
                                                                                           ---------------------
                                                                                                        670,631
                                                                                           ---------------------
                   CONTAINERS & PACKAGING - 1.5%
        8,900      Crown Cork & Seal, Inc                                                               483,938
                                                                                           ---------------------

                   ELECTRIC UTILITIES - 4.7%
        3,400      Allegheny Power System, Inc                                                          103,275
        6,300      Boston Edison Co                                                                     169,313
        3,400      CMS Energy Corp                                                                      114,325
       12,200      DTE Energy Co                                                                        394,975
        7,400      Edison International                                                                 147,075
        4,000      Houston Industries, Inc                                                               90,500
        2,600      Nipsco Industries, Inc                                                               103,025
        2,500      Ohio Edison Co                                                                        56,875
        5,700      Scana Corp                                                                           152,475
        6,000      Unicom Corp                                                                          162,750
                                                                                           ---------------------
                                                                                                      1,494,588
                                                                                           ---------------------
                   ELECTRICAL EQUIPMENT - 0.9%
        2,900      General Electric Co                                                                  286,738
                                                                                           ---------------------

                   ELECTRONICS - 3.7%
       13,200      General Instrument Corp. *                                                           285,450
        5,600      General Signal                                                                       239,400
        4,400      Honeywell, Inc                                                                       289,300
        2,300      Johnson Controls                                                                     190,613
        2,500      Linear Technology Corp                                                               109,688
        1,800      Oak Industries, Inc. *                                                                41,400
                                                                                           ---------------------
                                                                                                      1,155,851
                                                                                           ---------------------
                   ENTERTAINMENT & LEISURE - 1.0%
        5,300      Time Warner, Inc                                                                     198,750
        1,800      Walt Disney Co                                                                       125,325
                                                                                           ---------------------
                                                                                                        324,075
                                                                                           ---------------------
                   ENVIRONMENTAL CONTROLS - 0.9%
        8,600      WMX Technologies, Inc. (a)                                                           280,575
                                                                                           ---------------------

                   FINANCIAL SERVICES - 3.6%
        7,200      H.& R. Block, Inc                                                                    208,800
       10,000      Federal National Mortgage Association                                                372,500
        3,200      J. P. Morgan & Co., Inc                                                              312,400
        2,700      Student Loan Marketing Association                                                   251,438
                                                                                           ---------------------
                                                                                                      1,145,138
                                                                                           ---------------------


                       See notes to financial statements





COVA SERIES TRUST
GROWTH & INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

----------------------------------------------------------------------------------------------------------------
    PAR/SHARE      SECURITY                                                                       VALUE
      AMOUNT       DESCRIPTION                                                                   (NOTE 1)
----------------------------------------------------------------------------------------------------------------
                   FOREST PRODUCTS & PAPER - 0.6%
        5,300      James River Corp                                                      $              175,563
                                                                                           ---------------------

                   HEALTH CARE PROVIDERS - 1.0%
        3,800      Pacificare Health Systems, Inc. *                                                    323,475
                                                                                           ---------------------

                   HEAVY MACHINERY - 0.9%
        6,700      Ingersoll Rand Co                                                                    298,150
                                                                                           ---------------------

                   HOUSEHOLD PRODUCTS - 1.7%
        2,000      Colgate-Palmolive Co                                                                 184,500
        5,700      Newell Co                                                                            179,550
        1,600      Procter & Gamble Co                                                                  172,000
                                                                                           ---------------------
                                                                                                        536,050
                                                                                           ---------------------
                   INDUSTRIAL - DIVERSIFIED - 0.6%
        2,400      Eastman Kodak Co                                                                     192,600
                                                                                           ---------------------

                   INSURANCE - 6.8%
        3,100      Aetna, Inc                                                                           248,000
        5,800      Allstate Corp                                                                        335,675
        2,900      American International Group                                                         313,925
        3,000      Conseco, Inc                                                                         191,250
        6,800      Everest Re Holdings                                                                  195,500
        5,100      Horace Mann Educators                                                                205,913
        2,100      MBIA, Inc                                                                            212,625
        4,933      Travelers, Inc                                                                       223,845
        8,400      USF&G Corp                                                                           175,350
                                                                                           ---------------------
                                                                                                      2,102,083
                                                                                           ---------------------
                   MEDIA - BROADCASTING & PUBLISHING - 0.8%
        3,900      Deluxe Corp                                                                          127,725
        2,000      Dun & Bradstreet Corp                                                                 47,500
        1,100      Tribune Co                                                                            86,763
                                                                                           ---------------------
                                                                                                        261,988
                                                                                           ---------------------
                   MEDICAL SUPPLIES - 0.4%
        6,400      Nellcor Puritan Bennett Inc. *                                                       139,200
                                                                                           ---------------------

                   OFFICE EQUIPMENT - 0.3%
        2,100      Hewlett-Packard Co                                                                   105,525
                                                                                           ---------------------

                   OIL & GAS - 9.2%
        1,700      Amerada Hess Corp                                                                     98,388
        5,300      Apache Corp                                                                          109,663
        6,300      Burlington Resources, Inc                                                            186,388
        3,500      Coastal Corp                                                                         171,063
        1,700      Exxon Corp                                                                           169,285
        3,000      Royal Dutch Petroleum Co                                                             512,250
        3,700      Sun Co., Inc                                                                          90,188
        8,600      Texaco, Inc                                                                          843,875
       10,000      Unocal Corp                                                                          406,250
        5,500      USX-Marathon Group                                                                   131,313
        2,200      Williams Companies, Inc                                                              192,619
                                                                                           ---------------------
                                                                                                      2,911,282
                                                                                           ---------------------


                       See notes to financial statements




COVA SERIES TRUST
GROWTH & INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

----------------------------------------------------------------------------------------------------------------
    PAR/SHARE      SECURITY                                                                       VALUE
      AMOUNT       DESCRIPTION                                                                   (NOTE 1)
----------------------------------------------------------------------------------------------------------------
                   PHARMACEUTICALS - 9.9%
        5,800      Abbott Laboratories                                                   $              294,350
        3,400      Amgen, Inc. *                                                                        184,875
        3,400      Bristol-Myers Squibb Co                                                              369,750
       10,100      Glaxo Wellcome PLC                                                                   320,675
        4,300      Merck & Co., Inc                                                                     340,775
        2,800      Mylan Laboratories, Inc                                                               46,900
        6,300      Novartis AG ADR                                                                      359,638
        7,000      SmithKline Beecham PLC                                                               476,000
        3,200      Teva Pharmaceutical                                                                  160,800
        5,000      Warner Lambert Co                                                                    375,000
        4,200      Watson Pharmaceutical, Inc. *                                                        188,738
                                                                                           ---------------------
                                                                                                      3,117,501
                                                                                           ---------------------
                   REAL ESTATE - 0.9%
        8,600      Healthcare Realty Trust                                                              227,900
        2,108      Simon Debartolo Group, Inc                                                            65,348
                                                                                           ---------------------
                                                                                                        293,248
                                                                                           ---------------------
                   RETAILERS - 5.6%
        6,900      Dayton-Hudson Corp                                                                   270,825
       17,000      Federated Department Stores *                                                        580,125
        3,900      Gymboree Corp. *                                                                      89,213
        2,100      K-Mart Financing Preferred                                                           102,375
          700      Lone Star Steakhouse & Saloon *                                                       18,813
        2,600      Revco D.S. Inc. *                                                                     96,200
        3,700      Sears Roebuck                                                                        170,663
        5,900      Talbots, Inc                                                                         168,888
        3,100      The Vons Co., Inc. *                                                                 185,613
        3,000      Toys "R" Us, Inc. Holding Co. *                                                       90,000
                                                                                           ---------------------
                                                                                                      1,772,715
                                                                                           ---------------------
                   TELEPHONE SYSTEMS - 3.4%
       18,000      AT & T Corp                                                                          783,000
        3,400      Cincinnati Bell, Inc                                                                 209,525
        2,400      Sprint Corp                                                                           86,100
                                                                                           ---------------------
                                                                                                      1,078,625
                                                                                           ---------------------
                   TEXTILES, CLOTHING & FABRICS - 2.1%
        5,600      Adidas AG (144A)^                                                                    241,643
       15,800      Canadian Pacific                                                                     418,700
                                                                                           ---------------------
                                                                                                        660,343
                                                                                           ---------------------
                   TRANSPORTATION - 1.3%
        6,250      Canadian National Railway Co                                                         237,500
        3,000      Union Pacific Corp                                                                   180,375
                                                                                           ---------------------
                                                                                                        417,875
                                                                                           ---------------------


                   Total Common and Preferred Stocks (Cost $25,261,741)                              29,229,553
                                                                                           ---------------------

                   DOMESTIC BONDS AND DEBT SECURITIES - 3.3%          COUPON     MATURITY
                   AIRLINES - 0.2%                                    ------     --------
      $45,000      Continental Airlines (144A)^                       6.750%     04/15/06                49,500
                                                                                           ---------------------

                   BEVERAGES, FOOD & TOBACCO - 0.6%
      150,000      Grand Metropolitan (144A)^                         6.500%     01/31/00               177,989
                                                                                           ---------------------



                       See notes to financial statements




COVA SERIES TRUST
GROWTH & INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

----------------------------------------------------------------------------------------------------------------
    PAR/SHARE      SECURITY                                                                          VALUE
      AMOUNT       DESCRIPTION                                           COUPON     MATURITY        (NOTE 1)
----------------------------------------------------------------------------------------------------------------
                   DOMESTIC BONDS AND DEBT SECURITIES - CONTINUED
                   FINANCIAL SERVICES - 0.3%
     $100,000      MBL International Finance                             3.000%     11/30/02   $    104,125
                                                                                            -----------------

                   INDUSTRIAL - DIVERSIFIED - 0.7%
      350,000      ADT Operations, Inc.                                    +        07/06/10         227,938
                                                                                            -----------------

                   MEDIA - BROADCASTING & PUBLISHING - 0.3%
      200,000      News America Holdings                                   +        03/11/13          94,250
                                                                                            -----------------

                   PHARMACEUTICALS - 1.2%
      700,000      Roche Holdings, Inc. (144A)^                            +        04/20/10         320,250
       50,000      Sandoz (144A)^                                        2.000%     10/06/02          53,750
                                                                                            -----------------
                                                                                                     374,000
                                                                                            -----------------

                   Total Domestic Bonds and Debt Securities (Cost $937,834)                        1,027,802
                                                                                            -----------------

                   SHORT-TERM INVESTMENTS - 8.7%
                   U.S. GOVERNMENT AND AGENCY OBLIGATIONS- 8.7%
    2,765,000      Student Loan Marketing Association (Cost $2,764,002)  6.500%     01/02/97       2,764,002
                                                                                            -----------------

                   TOTAL INVESTMENTS - 104.5%
                   (Cost $28,963,577)                                                             33,021,357

                   Other Assets and Liabilities (net) -  (4.5%)                                   (1,428,191)
                                                                                            -----------------

                   TOTAL NET ASSETS - 100.0%                                                 $    31,593,166
                                                                                            =================



                   PORTFOLIO FOOTNOTES:

                   * Non-income producing security as this stock did not declare or pay dividends in the 12 month period.

                   ^     Securities   that   may   be   resold   to   "qualified
                         institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

                   +     Zero coupon bond

                   (a)   Assets segregated for open futures




                        See notes to financial statements





COVA SERIES TRUST
HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------------------------------------------------
    PAR/SHARE      SECURITY                                                                                                 VALUE
      AMOUNT       DESCRIPTION                                                        COUPON             MATURITY          (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                   DOMESTIC BONDS AND DEBT SECURITIES - 87.0%
                   AEROSPACE & DEFENSE - 2.9%
      $300,000     Sequa Corp                                                         9.625%             10/15/99     $     311,250
       250,000     Sequa Corp                                                         9.375%             12/15/03           253,750
       600,000     Talley Manufacturing & Technical Corp                             10.750%             10/15/03           628,500
                                                                                                               ---------------------
                                                                                                                          1,193,500
                                                                                                               ---------------------
                   AIRLINES - 1.2%
       500,000     U.S. Air, Inc                                                      8.625%             09/01/98           501,250
                                                                                                               ---------------------

                   AUTOMOTIVE - 1.1%
       300,000     Exide Corp                                                        10.750%             12/15/02           315,000
       150,000     JPS Automotive Products                                           11.125%             06/15/01           161,625
                                                                                                               ---------------------
                                                                                                                            476,625
                                                                                                               ---------------------
                   BEVERAGES, FOOD & TOBACCO - 0.6%
       250,000     Pilgrims Pride                                                    10.875%             08/01/03           248,750
                                                                                                               ---------------------

                   BUILDING MATERIALS - 3.4%
       550,000     American Standard, Inc                                            10.875%             05/15/99           588,500
       250,000     Clark Materials (144A)^                                           10.750%             11/15/06           261,250
       500,000     Schuller International Group, Inc                                 10.875%             12/15/04           559,375
                                                                                                               ---------------------
                                                                                                                          1,409,125
                                                                                                               ---------------------
                   CHEMICALS - 1.9%
       200,000     Trans-Resources                                                   11.875%             07/01/02           202,000
       534,000     ISP Holdings, Inc.                                                 9.750%             02/15/02           559,365
                                                                                                               ---------------------
                                                                                                                            761,365
                                                                                                               ---------------------
                   COMMUNICATIONS - 9.5%
       100,000     Cablevision Systems, Corp                                         10.750%             04/01/04           104,250
       150,000     Cablevision Systems, Corp                                         10.500%             05/15/16           156,000
       500,000     Centennial Cellular                                               10.125%             05/15/05           505,000
       200,000     Echostar Communications                                       0%, 12.875%++           06/01/04           166,500
       600,000     Fonorola, Inc                                                     12.500%             08/15/02           660,000
       150,000     Intermedia Communications of Florida, Inc                         13.500%             06/01/05           172,125
       300,000     Intermedia Communications of Florida, Inc                     0%, 12.500%++           05/15/06           201,000
       650,000     IXC Communications, Inc                                           12.500%             10/01/05           718,250
       300,000     Millicon International Cellular (144A)^                       0%, 13.500%++           06/01/06           187,500
       300,000     Panamsat L.P                                                       9.750%             08/01/00           319,500
       100,000     Pricellular Wireless Corp                                     0%, 14.000%++           11/15/01            99,500
       300,000     Pricellular Wireless Corp                                     0%, 12.250%++           10/01/03           258,000
       500,000     Teleport Communications                                       0%, 11.125%++           07/01/07           345,000
                                                                                                               ---------------------
                                                                                                                          3,892,625
                                                                                                               ---------------------
                   COMPUTER SOFTWARE & PROCESSING - 1.3%
       500,000     Computervision                                                    11.375%             08/15/99           525,000
                                                                                                               ---------------------

                   CONTAINERS & PACKAGING - 3.0%
       100,000     Owens-Illinois, Inc                                               10.250%             04/01/99           101,000
       450,000     Owens-Illinois, Inc                                               11.000%             12/01/03           502,875
       600,000     U.S. Can Co                                                       13.500%             01/15/02           624,750
                                                                                                               ---------------------
                                                                                                                          1,228,625
                                                                                                               ---------------------
                   COSMETICS & PERSONAL CARE - 1.4%
       300,000     Revlon Consumer Products Corp                                      9.375%             04/01/01           308,250
       150,000     Revlon Consumer Products Corp                                     10.500%             02/15/03           157,875
       100,000     Revlon Consumer Products Corp                                     10.875%             07/15/10           102,625
                                                                                                               ---------------------
                                                                                                                            568,750
                                                                                                               ---------------------
                   ELECTRIC UTILITIES - 5.5%
       600,000     AES Corp                                                          10.250%             07/15/06           648,000
       350,000     California Energy, Inc                                             9.875%             06/30/03           371,000



                       See notes to financial statements




COVA SERIES TRUST
HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------------------------------------------------
    PAR/SHARE      SECURITY                                                                                                 VALUE
      AMOUNT       DESCRIPTION                                                        COUPON             MATURITY          (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                   ELECTRIC UTILITIES - CONTINUED
     $659,000      Connecticut Yankee Atomic                                         12.000%             06/01/00     $     675,717
      150,000      El Paso Electric Company                                           8.250%             02/01/03           154,500
       50,000      El Paso Electric Company                                           8.900%             02/01/06            53,000
      300,000      Midland Funding Corp. II                                          11.750%             07/23/05           337,500
                                                                                                               ---------------------
                                                                                                                          2,239,717
                                                                                                               ---------------------
                   ELECTRONICS - 2.4%
      300,000      Advanced Micro Devices                                            11.000%             08/01/03           327,000
      450,000      Bell & Howell Holdings Co                                     0%,11.500%++            03/01/05           329,625
      300,000      Exide Electronics Group                                           11.500%             03/15/06           319,500
                                                                                                               ---------------------
                                                                                                                            976,125
                                                                                                               ---------------------
                   ENTERTAINMENT & LEISURE - 9.3%
      350,000      Agrosy Gaming                                                     13.250%             06/01/04           326,375
      325,000      California Hotel Financial Corp                                   11.000%             12/01/02           338,813
      400,000      Coast Hotels & Casino                                             13.000%             12/15/02           442,000
      350,000      Grand Casinos, Inc                                                10.125%             12/01/03           355,250
      350,000      Hollywood Casino, Inc                                             12.750%             11/01/03           337,750
      400,000      Majestic Star                                                     12.750%             05/15/03           429,000
      100,000      Rayovac Corp (144A)^                                              10.250%             11/01/06           103,000
      650,000      Selmer Co., Inc                                                   11.000%             05/15/05           710,125
      250,000      Trump Atlantic City                                               11.250%             05/01/06           248,750
      500,000      Viacom International                                              10.250%             09/15/01           543,550
                                                                                                               ---------------------
                                                                                                                          3,834,613
                                                                                                               ---------------------
                   ENVIRONMENTAL CONTROLS - 0.5%
      100,000      Envirosource Inc                                                   9.750%             06/15/03            94,500
      100,000      Norcal Waste Systems, Inc                                         13.000%             11/15/05           111,500
                                                                                                               ---------------------
                                                                                                                            206,000
                                                                                                               ---------------------
                   FOREST PRODUCTS & PAPER - 1.3%
      200,000      SD Warren Co                                                      12.000%             12/15/04           217,000
      150,000      Sweetheart Cup                                                     9.625%             09/01/00           155,250
      150,000      Sweetheart Cup                                                    10.500%             09/01/03           158,250
                                                                                                               ---------------------
                                                                                                                            530,500
                                                                                                               ---------------------
                   HEALTH CARE PROVIDERS - 4.0%
      500,000      Fresenius Med Care Preferred                                       9.000%             12/01/06           510,000
      250,000      Merit Behavioral Care                                             11.500%             11/15/05           272,500
      500,000      Ornda Healthcorp                                                  12.250%             05/15/02           533,750
      300,000      Tenet Healthcare Corp                                             10.125%             03/01/05           333,000
                                                                                                               ---------------------
                                                                                                                          1,649,250
                                                                                                               ---------------------
                   INDUSTRIAL - DIVERSIFIED - 2.4%
      150,000      Aetna Industry, Inc                                               11.875%             10/01/06           161,625
      600,000      Communications & Power Corp                                       12.000%             08/01/05           670,500
      150,000      Jordan Industries, Inc                                            10.375%             08/01/03           148,500
                                                                                                               ---------------------
                                                                                                                            980,625
                                                                                                               ---------------------
                   INSURANCE - 1.2%
      475,000      Americo Life, Inc                                                  9.250%             06/01/05           475,000
                                                                                                               ---------------------

                   MEDIA - BROADCASTING & PUBLISHING - 11.2%
      300,000      Century Communications Corp                                       11.875%             10/15/03           318,000
      150,000      Comcast Corp                                                       9.375%             05/15/05           156,375
      150,000      Comcast Corp                                                       9.125%             10/15/06           154,125
      500,000      EZ Communications                                                  9.750%             12/01/05           521,250
      500,000      Heritage Media Services                                           11.000%             06/15/02           532,500
      500,000      Insight Communications Co. L.P                                    11.250%             03/01/00           515,000
      450,000      International Cabletel, Inc                                   0%,12.750%++            04/15/05           337,500
      100,000      International Cabletel, Inc                                   0%,11.500%++            02/01/06            68,500
      100,000      JCAC, Inc                                                         10.125%             06/15/06           104,250


                       See notes to financial statements





COVA SERIES TRUST
HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------------------------------------------------
    PAR/SHARE      SECURITY                                                                                                 VALUE
      AMOUNT       DESCRIPTION                                                        COUPON             MATURITY          (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                   MEDIA - BROADCASTING & PUBLISHING - CONTINUED
     $300,000      Katz Media Corp (144A)^                                           10.500%             01/15/07    $      308,250
      225,000      K-III Communications Corp                                         10.625%             05/01/02           237,938
      150,000      K-III Communications Corp                                         10.250%             06/01/04           157,875
      600,000      SCI Television                                                    11.000%             06/30/05           645,000
      250,000      Young Broadcasting Corp                                           11.750%             11/15/04           267,500
      250,000      Young Broadcasting Corp                                           10.125%             02/15/05           260,000
                                                                                                               ---------------------
                                                                                                                          4,584,063
                                                                                                               ---------------------
                   METALS - 4.1%
      500,000      Armco Inc                                                         11.375%             10/15/99           526,250
      500,000      Carbide/Graphite Group, Inc                                       11.500%             09/01/03           548,750
      350,000      Easco Corp                                                        10.000%             03/15/01           355,250
      250,000      WCI Steel, Inc (144A)^                                            10.000%             12/01/04           256,250
                                                                                                               ---------------------
                                                                                                                          1,686,500
                                                                                                               ---------------------
                   OIL & GAS - 8.9%
      175,000      Clark R&M Holdings                                                   +                02/15/00           126,438
      500,000      Coda Energy, Inc                                                  10.500%             04/01/06           531,250
      495,000      Giant Industries                                                   9.750%             11/15/03           517,275
      530,000      Global Marine, Inc                                                12.750%             12/15/99           572,400
      500,000      KCS Energy, Inc                                                   11.000%             01/15/03           543,750
      150,000      National Energy Group (144A)^                                     10.750%             11/01/06           158,250
      150,000      Parker Drilling Corp                                               9.750%             11/15/06           158,625
      500,000      Petroleum Heat & Power                                            12.250%             02/01/05           561,250
      475,000      Triton Energy Corp                                             0%,9.750%++            12/15/00           498,750
                                                                                                               ---------------------
                                                                                                                          3,667,988
                                                                                                               ---------------------
                   RETAILERS - 8.1%
      100,000      Cole National Group (144A)^                                        9.875%             12/31/06           103,500
      300,000      Loehmann's, Inc                                                   11.875%             05/15/03           324,750
      500,000      Pantry, Inc                                                       12.000%             11/15/00           473,750
      400,000      Pathmark Stores, Inc                                               9.625%             05/01/03           385,000
      630,000      Thrifty Payless, Inc                                              12.250%             04/15/04           737,100
      600,000      Vons Company, Inc                                                  9.625%             04/01/02           628,500
      600,000      Waban, Inc                                                        11.000%             05/15/04           675,000
                                                                                                               ---------------------
                                                                                                                          3,327,600
                                                                                                               ---------------------
                   TEXTILES, CLOTHING & FABRICS - 0.5%
      220,000      Dan River, Inc                                                    10.125%             12/15/03           221,100
                                                                                                               ---------------------

                   U.S. GOVERNMENT - 1.3%
      500,000      U.S. Treasury Note                                                 9.000%             05/15/98           520,000
                                                                                                               ---------------------

                   Total Domestic Bonds and Debt Securities (Cost $35,508,655)                                           35,704,696
                                                                                                               ---------------------

                   FOREIGN BONDS AND DEBT SECURITIES - 6.3%
                   CANADA -4.7%
      600,000      Doman Industries Ltd. (U.S.$)                                      8.750%             03/15/04           565,500
      500,000      Fundy Cable Ltd. (U.S.$)                                          11.000%             11/15/05           532,500
      400,000      Rogers Communications, Inc. (U.S.$)                               10.875%             04/15/04           423,000
      300,000      Speedy Muffler King, Inc. (U.S.$)                                 10.875%             10/01/06           323,250
      100,000      Stone Consolidated (U.S.$)                                        10.250%             12/15/00           106,500
                                                                                                               ---------------------
                                                                                                                          1,950,750
                                                                                                               ---------------------
                   GREAT BRITAIN - 0.4%
      250,000      Telewest PLC (U.S.$)                                               0%,11.000%++       10/01/07           175,000
                                                                                                               ---------------------

                   PORTUGAL - 1.2%
      500,000      Fresh Del Monte (U.S.$)                                           10.000%             05/01/03           477,500
                                                                                                               ---------------------


                   Total Foreign Bonds and Debt Securities (Cost $1,833,324)                                              2,603,250
                                                                                                               ---------------------



                       See notes to financial statements





COVA SERIES TRUST
HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1996
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------------------------------------------------
    PAR/SHARE      SECURITY                                                                                                 VALUE
      AMOUNT       DESCRIPTION                                                        COUPON             MATURITY          (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                   EQUITIES - 2.0%
                   COMMUNICATIONS - 1.5%
        3,470      Cablevision Systems, Corp. Preferred                                                      $              325,315
          350      Intermedia Communications of Florida, Inc. Warrants *.                                                     8,750
          241      Panamsat Corp. Preferred                                                                                 294,780
                                                                                                               ---------------------
                                                                                                                            628,845
                                                                                                               ---------------------
                   ELECTRIC UTILITIES - 0.3%
        1,084      El Paso Electric Co. Preferred                                                                           120,731
                                                                                                               ---------------------

                   ELECTRONICS - 0.0%
          250      Exide Electronics Group Warrants *                                                                         1,282
                                                                                                               ---------------------

                   FOOD RETAILERS - 0.2%
        3,177      Super Markets General Holding Preferred                                                                   84,985
                                                                                                               ---------------------

                   MEDIA - BROADCASTING & PUBLISHING - 0.0%
          930      American Telecasting, Inc. Warrants *                                                                      5,115
                                                                                                               ---------------------


                   Total Equities (Cost $769,748)                                                                           840,958
                                                                                                               ---------------------

                   REPURCHASE AGREEMENT - 7.2%
                   J.P  Morgan  Repurchase  Agreement  at  6.25  %  due  1/2/97,
                   collaterized  by U.S.  Treasury Bond,  $2,747,000  par, 7.50%
                   coupon, due 11/15/16, dated 11/15/86, repurchase proceeds
   $2,938,000      of $2,939,020. (Cost $2,938,000)                                                      01/02/97         2,938,000
                                                                                                               ---------------------

                   TOTAL INVESTMENTS - 102.5%
                   (Cost $41,049,727)                                                                                    42,086,904

                   Other Assets and Liabilities (net) -  (2.5%)                                                          (1,022,266)
                                                                                                               ---------------------

                   TOTAL NET ASSETS - 100.0%                                                                 $           41,064,638
                                                                                                               =====================


                   PORTFOLIO FOOTNOTES:

                   * Non-income producing security as this stock did not declare or pay dividends in the 12 month period.

                   ^     Securities   that   may   be   resold   to   "qualified
                         institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

                   +     Zero coupon bond

                   ++ Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.



                        See notes to financial statements







COVA SERIES TRUST
HIGH YIELD PORTFOLIO
PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
DECEMBER 31, 1996

--------------------------------------------------------------------------------

            The following table summarizes the portfolio composition at December 31, 1996, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody rating is used.


            PORTFOLIO COMPOSITION BY CREDIT QUALITY
            --------------------------------------------------------------------

            RATINGS                                             % OF PORTFOLIO

            U.S. Gov't and Agency Obligations                          8.2%
            BB                                                        28.3
            B                                                         61.5
            CCC                                                        2.0
                                                                   ---------
                                                                     100.0%
                                                                   ---------



                        See notes to financial statements






COVA SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 1996

                                                               Small Cap Stock    Quality Bond   Select Equity   Large Cap Stock
                                                                  Portfolio         Portfolio      Portfolio        Portfolio
                                                               ----------------   -------------  --------------  ----------------

ASSETS
  Investments, at value (Note 1)*                             $     13,382,969   $   5,688,282  $   23,559,444  $     17,153,195
  Cash                                                               1,831,624         302,633       1,116,477             5,719
  Cash denominated in foreign currencies **                              -----           -----           -----             -----
  Receivable for investments sold                                        -----           -----         848,504            28,763
  Receivable for Trust shares sold                                      31,918          57,305          74,983               383
  Dividends receivable                                                  12,712           -----          38,042            33,916
  Interest receivable                                                    6,474          58,886           4,071                65
  Net variation margin on financial futures
   contracts (Note 5)                                                    -----           -----           -----             -----
  Net open forward currency contracts (Note 7)                           -----           -----           -----             -----
  Receivable from investment adviser (Note 2)                           42,607          13,018          14,939             8,715

                                                               ----------------   -------------  --------------  ----------------
          Total assets                                              15,308,304       6,120,124      25,656,460        17,230,756
                                                               ----------------   -------------  --------------  ----------------
LIABILITIES
  Payables for:
     Payable for investments purchased                                   8,384         159,393       1,467,718            30,923
     Payable for Trust shares redeemed                                     331             180             538               383
     Distributions declared                                            621,596         143,022         335,310           410,398
     Net variation margin on financial futures
      contracts (Note 5)                                                 -----           -----           -----             -----
     Investment advisory fee payable (Note 2)                            -----           -----           -----             -----
  Accrued expenses                                                      27,314          15,481          18,975            17,457

                                                               ----------------   -------------  --------------  ----------------
          Total liabilities                                            657,625         318,076       1,822,541           459,161

                                                               ----------------   -------------  --------------  ----------------
NET ASSETS                                                    $     14,650,679   $   5,802,048  $   23,833,919  $     16,771,595
                                                               ================   =============  ==============  ================

---------------------------------------------------------------------------------------------------------------------------------
SOURCES OF NET ASSETS REPRESENTED BY:
       Paid in surplus                                        $     14,098,386   $   5,725,522  $   22,545,717  $     15,096,391
       Accumulated net realized gain (loss)                             57,896         (34,027)        233,870            89,850
       Unrealized appreciation of investments, futures
        contracts, option contracts and foreign currency               498,352          63,737       1,054,575         1,582,389
       Undistributed (distributions in excess of) net
        investment income                                               (3,955)         46,816            (243)            2,965

                                                               ----------------   -------------  --------------  ----------------
          Total                                               $     14,650,679   $   5,802,048  $   23,833,919  $     16,771,595
                                                               ================   =============  ==============  ================

Capital shares outstanding                                           1,341,383         575,476       2,218,737         1,509,371
                                                               ================   =============  ==============  ================

NET ASSET VALUE AND OFFERING PRICE PER SHARE                           $10.922         $10.082         $10.742           $11.112
                                                               ================   =============  ==============  ================

---------------------------------------------------------------------------------------------------------------------------------
*      Investments in securities, at cost                     $     12,884,617   $   5,624,545  $   22,504,869  $     15,570,806
**     Cost of cash denominated in foreign currencies                     ----            ----           -----             -----



                        See notes to financial statements





    International Equity     Bond Debenture    Money Market    Quality Income     Stock Index    Growth and Income     High Yield
        Portfolio              Portfolio         Portfolio        Portfolio        Portfolio         Portfolio          Portfolio
    ---------------------    ---------------   -------------   ---------------    ------------   ------------------    -----------


   $          14,885,857    $     7,618,534   $  31,179,953   $    53,383,124    $ 90,026,628   $       33,021,357    $42,086,904
                 623,946            211,800          24,659            23,376           -----               27,266         23,174
               1,008,852              -----           -----             -----           -----                -----          -----
                 126,558              -----           -----         1,027,340          24,592              235,263          -----
                  58,507             78,532           -----             -----           -----               27,722          -----
                  20,515                375           -----             -----         165,159               72,076          -----
                   5,018            142,450          79,381           975,697             456                5,697        787,434
                   -----              -----           -----            31,250           -----                -----          -----
                  17,611              -----           -----             -----           -----                -----          -----
                  71,444             11,155          37,960               454           -----               23,137          6,910

    ---------------------    ---------------   -------------   ---------------    ------------   ------------------    -----------
              16,818,308          8,062,846      31,321,953        55,441,241      90,216,835           33,412,518     42,904,422
    ---------------------    ---------------   -------------   ---------------    ------------   ------------------    -----------


               1,088,609            150,000           -----         3,252,095           -----              261,052          -----
                     358                120         326,589            41,363          32,036                  186         12,119
                  73,693            234,247           -----           800,988       3,509,017            1,508,080      1,805,641
                   -----              -----           -----             -----          36,500               29,200          -----
                   -----              -----           -----             -----          42,725                -----          -----
                  36,393             15,217          40,476            22,647          36,373               20,834         22,024

    ---------------------    ---------------   -------------   ---------------    ------------   ------------------    -----------
               1,199,053            399,584         367,065         4,117,093       3,656,651            1,819,352      1,839,784

    ---------------------    ---------------   -------------   ---------------    ------------   ------------------    -----------
   $          15,619,255    $     7,663,262   $  30,954,888   $    51,324,148    $ 86,560,184   $       31,593,166    $41,064,638
    =====================    ===============   =============   ===============    ============   ==================    ===========

------------------------- ------------------ --------------- ----------------- --------------- -------------------- --------------

   $          14,684,592    $     7,369,249   $  31,030,072   $    51,750,081    $ 59,203,346   $       27,066,459    $41,040,513
                  24,393              8,944         (75,184)       (1,994,025)         92,013              479,013       (993,881)

                 883,114            283,061           -----           683,818      27,209,404            4,042,130      1,037,177
                  27,156              2,008           -----           884,274          55,421                5,564        (19,171)

    ---------------------    ---------------   -------------   ---------------    ------------   ------------------    -----------
   $          15,619,255    $     7,663,262   $  30,954,888   $    51,324,148    $ 86,560,184   $       31,593,166    $41,064,638
    =====================    ===============   =============   ===============    ============   ==================    ===========

               1,425,198            698,547      31,030,072         4,801,097       5,367,589            2,258,899      3,864,501
    =====================    ===============   =============   ===============    ============   ==================    ===========

                 $10.959            $10.970          $1.00            $10.690         $16.126              $13.986        $10.626
    =====================    ===============   =============   ===============    ============   ==================    ===========

------------------------- ------------------ --------------- ----------------- --------------- -------------------- --------------
   $          14,023,644    $     7,335,473   $  31,179,953   $    52,709,462    $ 62,783,434   $       28,963,577    $41,049,727
               1,007,557              -----           -----             -----           -----                -----          -----


                        See notes to financial statements






COVA SERIES TRUST

STATEMENTS OF OPERATIONS

PERIOD ENDED DECEMBER 31, 1996


                                                                    Small Cap Stock  Quality Bond   Select Equity   Large Cap Stock
                                                                       Portfolio*     Portfolio*      Portfolio*       Portfolio*
                                                                    ---------------  -------------  --------------  ----------------
INVESTMENT INCOME
       Dividends (1)                                                $       81,122   $      -----   $     144,812   $       258,530
       Interest                                                             31,544        287,492          33,390            15,616

                                                                    ---------------  -------------  --------------  ----------------
          Total investment income                                          112,666        287,492         178,202           274,146
                                                                    ---------------  -------------  --------------  ----------------
EXPENSES
  Investment advisory fee (Note 2)                                          51,031         24,070          60,950            76,508
  Custody, fund accounting, and transfer agent fees                         81,423         17,339          52,583            39,841
  Audit                                                                     15,041         15,041          15,041            15,013
  Trustee fees and expenses                                                  4,840          4,840           4,840             4,828
  Legal                                                                        961            943             987             1,657
  Shareholder reporting                                                        932            932             932               932
  Miscellaneous                                                                 17             18              18                18

                                                                    ---------------  -------------  --------------  ----------------
     Total expenses                                                        154,245         63,183         135,351           138,797
     Less fees waived and expenses reimbursed by the adviser                97,214         34,737          66,275            50,521

                                                                    ---------------  -------------  --------------  ----------------
     Net expenses                                                           57,031         28,446          69,076            88,276
                                                                    ---------------  -------------  --------------  ----------------
  Net investment income                                                     55,635        259,046         109,126           185,870
                                                                    ---------------  -------------  --------------  ----------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS,
   FUTURES CONTRACTS, OPTION CONTRACTS AND FOREIGN CURRENCY
   RELATED TRANSACTIONS
   Net realized gain (loss) on investments                                 640,056        (35,063)        483,583           387,045
   Net realized gain from futures contracts                                  -----          -----           -----             -----
   Net realized gain from option contracts                                   -----          -----           -----             -----
   Net realized gain from foreign currency related transactions              -----          -----           -----             -----

     Net realized gain (loss) on investments, futures contracts,
                                                                    ---------------  -------------  --------------  ----------------
     option contracts and foreign currency related transactions            640,056        (35,063)        483,583           387,045

                                                                    ---------------  -------------  --------------  ----------------
   Unrealized appreciation of investments, futures contracts, option contracts and foreign currency
          Beginning of period                                                -----          -----           -----             -----
          End of period                                                    498,352         63,737       1,054,575         1,582,389

                                                                    ---------------  -------------  --------------  ----------------

   Net change in unrealized appreciation (depreciation) of
    investments futures contracts, option contracts and foreign
     currency                                                              498,352         63,737       1,054,575         1,582,389

                                                                    ---------------  -------------  --------------  ----------------
   Net realized and unrealized gain/(loss) on investments,
    futures contracts, option contracts and foreign currency
     related transactions                                                1,138,408         28,674       1,538,158         1,969,434

                                                                    ---------------  -------------  --------------  ----------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $    1,194,043   $    287,720   $   1,647,284   $     2,155,304
                                                                    ===============  =============  ==============  ================



------------------------------------------------------------------------------------------------------------------------------------
 (1)   Dividend income is net of withhholding taxes of:             $        -----   $      -----   $       1,527   $         1,402

     * Fund commenced operations on April 2, 1996


                        See notes to financial statements





     International Equity    Bond Debenture   Money Market   Quality Income   Stock Index    Growth and Income           High Yield
           Portfolio*          Portfolio*      Portfolio        Portfolio       Portfolio        Portfolio                Portfolio
     ---------------------   ---------------  -------------  ---------------  ------------   ------------------   ------------------

   $              126,138   $         8,157  $       -----  $         -----  $  1,843,491   $          535,039  $            42,859
                   31,144           211,396      1,815,351        3,334,012       220,679              164,214            3,743,587

     ---------------------   ---------------  -------------  ---------------  ------------   ------------------   ------------------
                  157,282           219,553      1,815,351        3,334,012     2,064,170              699,253            3,786,446
     ---------------------   ---------------  -------------  ---------------  ------------   ------------------   ------------------

                   53,647            20,291        167,093          250,111       434,880              156,205              291,539
                  153,087            13,450         49,615           66,109       113,139               69,655               57,419
                   15,041            15,053         14,942           14,926        14,792               14,980               14,935
                    4,840             4,845          6,804            6,797         6,741                6,820                6,455
                      973               649          5,442           17,503        10,105               14,178               10,807
                      932               932            882              882           882                  897                  882
                       18                18          3,193            -----         2,924                2,274               20,939

     ---------------------   ---------------  -------------  ---------------  ------------   ------------------   ------------------
                  228,538            55,238        247,971          356,328       583,463              265,009              402,976
                  168,580            32,241        211,378           56,022        59,573               82,770               72,558

     ---------------------   ---------------  -------------  ---------------  ------------   ------------------   ------------------
                   59,958            22,997         36,593          300,306       523,890              182,239              330,418
     ---------------------   ---------------  -------------  ---------------  ------------   ------------------   ------------------
                   97,324           196,556      1,778,758        3,033,706     1,540,280              517,014            3,456,028
     ---------------------   ---------------  -------------  ---------------  ------------   ------------------   ------------------




                   54,069            64,118            374         (661,414)    2,248,079            1,578,166              513,675
                    -----             -----          -----            -----       595,054               97,180                -----
                    -----             -----          -----            -----        39,964                4,940                -----
                   11,779             -----          -----            -----         -----                -----                -----


     ---------------------   ---------------  -------------  ---------------  ---------------------------------   ------------------
                   65,848            64,118            374         (661,414)    2,883,097            1,680,286              513,675

     ---------------------   ---------------  -------------  ---------------  ------------   ------------------   ------------------


                    -----             -----          -----        1,371,877    14,053,341            1,748,247              743,563
                  883,114           283,061          -----          683,818    27,209,404            4,042,130            1,037,177

     ---------------------   ---------------  -------------  ---------------  ------------   ------------------   ------------------


                  883,114           283,061          -----         (688,059)   13,156,063            2,293,883              293,614

     ---------------------   ---------------  -------------  ---------------  ------------   ------------------   ------------------

                  948,962           347,179            374       (1,349,473)   16,039,160            3,974,169              807,289

     ---------------------   ---------------  -------------  ---------------  ------------   ------------------   ------------------

   $            1,046,286   $       543,735  $   1,779,132  $     1,684,233  $ 17,579,440   $        4,491,183  $         4,263,317
     =====================   ===============  =============  ===============  ============   ==================   ==================



----------------------------------------------------------- ------------------------------------------------------------------------
   $               20,632   $         -----  $       -----  $         -----  $      7,879   $           10,951  $             -----




                       See notes to financial statements



COVA SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS


                                                                     Small Cap Stock  Quality Bond   Select Equity  Large Cap Stock
                                                                        Portfolio       Portfolio      Portfolio       Portfolio
                                                                     ---------------- -------------  -------------- ----------------
                                                                      Period ended    Period ended    Period ended    Period ended
                                                                      December 31,    December 31,    December 31,    December 31,
                                                                          1996 *          1996 *          1996 *          1996 *
                                                                     ---------------- -------------  -------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment income                                           $        55,635  $    259,046   $     109,126  $       185,870
     Net realized gain (loss) on investments, futures contracts,
         option contracts and foreign currency related transactions          640,056       (35,063)        483,583          387,045
     Net change in unrealized appreciation (depreciation)
         on investments, futures contracts, option contracts and
         foreign currency                                                    498,352        63,737       1,054,575        1,582,389

                                                                     ---------------- -------------  -------------- ----------------
     Net increase in net assets resulting from operations                  1,194,043       287,720       1,647,284        2,155,304

                                                                     ---------------- -------------  -------------- ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                   (53,613)     (211,194)       (109,126)        (182,905)
     Net realized gains                                                     (582,244)        -----        (249,713)        (297,195)
     In excess of net investment income                                        -----         -----            (243)           -----

                                                                     ---------------- -------------  -------------- ----------------
     Total distributions                                                    (635,857)     (211,194)       (359,082)        (480,100)

                                                                     ---------------- -------------  -------------- ----------------
CAPITAL SHARE TRANSACTIONS (NOTE 3):
     Proceeds from shares sold                                            10,623,372     3,657,629      19,036,561        1,106,964
     Net asset value of shares issued through dividend reinvestment           14,261        68,171          23,772           69,702
     Cost of shares repurchased                                           (1,545,140)   (3,000,278)     (1,514,616)      (1,080,275)

                                                                     ---------------- -------------  -------------- ----------------
     Net increase (decrease) in net assets derived from
     capital share transactions                                            9,092,493       725,522      17,545,717           96,391

                                                                     ---------------- -------------  -------------- ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    9,650,679       802,048      18,833,919        1,771,595
NET ASSETS:
     Beginning of period                                                   5,000,000     5,000,000       5,000,000       15,000,000
                                                                     ---------------- -------------  -------------- ----------------

     End of period                                                   $    14,650,679  $  5,802,048   $  23,833,919  $    16,771,595
                                                                     ================ =============  ============== ================
     Undistributed (distributions in excess of) net investment
      income                                                         $        (3,955) $     46,816   $        (243) $         2,965
                                                                     ================ =============  ============== ================


   * Fund commenced operations on April 2, 1996


                        See notes to financial statements





   International Equity      Bond Debenture                  Money Market                            Quality Income
        Portfolio              Portfolio                      Portfolio                                 Portfolio
  ----------------------  -------------------  ----------------------------------------  ----------------------------------------
          Period ended           Period ended         Year ended            Year ended          Year ended            Year ended
          December 31,           December 31,        December 31,          December 31,        December 31,          December 31,
             1996 *                 1996 *               1996                  1995                1996                  1995
  ----------------------  -------------------  ----------------------------------------  ----------------------------------------


 $               97,324  $           196,556  $        1,778,758   $         3,052,192  $        3,033,706  $          2,493,847

                 65,848               64,118                 374                34,345            (661,414)              453,622


                883,114              283,061               -----                 -----            (688,059)            3,164,151

  ----------------------  -------------------  ------------------   -------------------  ------------------   -------------------
              1,046,286              543,735           1,779,132             3,086,537           1,684,233             6,111,620

  ----------------------  -------------------  ------------------   -------------------  ------------------   -------------------

                (81,947)            (194,548)         (1,778,758)           (3,052,192)         (2,168,653)           (2,493,847)
                (29,676)             (55,174)              -----                 -----              (8,168)                -----
                  -----                -----               -----                 -----               -----                 -----

  ----------------------  -------------------  ------------------   -------------------  ------------------   -------------------
               (111,623)            (249,722)         (1,778,758)           (3,052,192)         (2,176,821)           (2,493,847)

  ----------------------  -------------------  ------------------   -------------------  ------------------   -------------------

             14,218,522            7,553,231          34,135,639            27,981,115          22,903,638            22,566,180
                 37,930               15,475           1,778,758             3,052,192           1,375,833             2,493,847
             (4,571,860)            (699,457)        (39,342,379)          (72,571,677)        (13,853,598)          (21,223,354)

  ----------------------  -------------------  ------------------   -------------------  ------------------   -------------------

              9,684,592            6,869,249          (3,427,982)          (41,538,370)         10,425,873             3,836,673

  ----------------------  -------------------  ------------------   -------------------  ------------------   -------------------
             10,619,255            7,163,262          (3,427,608)          (41,504,025)          9,933,285             7,454,446

              5,000,000              500,000          34,382,496            75,886,521          41,390,863            33,936,417
  ----------------------  -------------------  ------------------   -------------------  ------------------   -------------------

 $           15,619,255  $         7,663,262  $       30,954,888   $        34,382,496  $       51,324,148  $         41,390,863
  ======================  ===================  ==================   ===================  ==================   ===================
 $               27,156  $             2,008  $           ------   $            ------  $          884,274  $             ------
  ======================  ===================  ==================   ===================  ==================   ===================





                        See notes to financial statements








COVA SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS


                                                                               Stock Index                  Growth and Income
                                                                                Portfolio                       Portfolio
                                                                       ----------------------------   ------------------------------
                                                                         Year ended     Year ended     Year ended       Year ended
                                                                        December 31,   December 31,   December 31,     December 31,
                                                                            1996           1995           1996             1995
                                                                       ----------------------------   ------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment income                                            $   1,540,280  $   1,434,217   $     517,014  $       286,149
     Net realized gain (loss) on investments, futures contracts,
         option contracts and foreign currency related transactions       2,883,097      2,287,911       1,680,286        1,601,769
     Net change in unrealized appreciation (depreciation)
         on investments, futures contracts, option contracts and
         foreign currency                                                13,156,063     14,416,467       2,293,883        1,973,073

                                                                       -------------  -------------   -------------   --------------
     Net increase in net assets resulting from operations                17,579,440     18,138,595       4,491,183        3,860,991

                                                                       -------------  -------------   -------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                               (1,532,148)    (1,434,217)       (511,450)        (294,561)
     Net realized gains                                                  (2,778,218)    (2,274,444)     (1,207,683)      (1,277,017)
     In excess of net investment income                                       -----          -----           -----            -----

                                                                       -------------  -------------   -------------   --------------
     Total distributions                                                 (4,310,366)    (3,708,661)     (1,719,133)      (1,571,578)

                                                                       -------------  -------------   -------------   --------------
CAPITAL SHARE TRANSACTIONS (NOTE 3):
     Proceeds from shares sold                                            7,574,621     50,283,187      10,401,256        6,076,696
     Net asset value of shares issued through dividend reinvestment         801,349      3,708,661         211,053        1,571,578
     Cost of shares repurchased                                         (21,068,260)   (19,249,305)     (1,515,500)      (1,155,316)

                                                                       -------------  -------------   -------------   --------------
     Net increase (decrease) in net assets derived from
     capital share transactions                                         (12,692,290)    34,742,543       9,096,809        6,492,958

                                                                       -------------  -------------   -------------   --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     576,784     49,172,477      11,868,859        8,782,371
NET ASSETS:
     Beginning of period                                                 85,983,400     36,810,923      19,724,307       10,941,936
                                                                       -------------  -------------   -------------   --------------

     End of period                                                    $  86,560,184  $  85,983,400   $  31,593,166  $    19,724,307
                                                                       =============  =============   =============   ==============
     Undistributed (distributions in excess of) net investment income $      55,421  $      ------   $       5,564  $        ------
                                                                       =============  =============   =============   ==============





                        See notes to financial statements






                     High Yield
                      Portfolio
   -------------------------------------------------
         Year ended                Year ended
        December 31,              December 31,
            1996                      1995
   -------------------------------------------------


 $              3,456,028   $             2,747,034

                  513,675                   137,302


                  293,614                 1,523,562

   -----------------------    ----------------------
                4,263,317                 4,407,898

   -----------------------    ----------------------

               (3,453,570)               (2,739,550)
                    -----                     -----
                  (19,171)                    -----

   -----------------------    ----------------------
               (3,472,741)               (2,739,550)

   -----------------------    ----------------------

               25,000,540                14,408,614
                1,667,100                 2,739,550
              (22,908,998)               (1,956,676)

   -----------------------    ----------------------

                3,758,642                15,191,488

   -----------------------    ----------------------
                4,549,218                16,859,836

               36,515,420                19,655,584
   -----------------------    ----------------------

 $             41,064,638   $            36,515,420
   =======================    ======================
 $                (19,171)  $                 7,484
   =======================    ======================





          See notes to financial statements









COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

FOR SHARES HELD THROUGHOUT THE PERIODS INDICATED




            --------  For the period from May 1, 1996 (date of initial  public  offering) to December 31, 1996 ------

                                                               Small         Quality        Select         Large       International
                                                              Cap Stock        Bond          Equity       Cap Stock       Equity
                                                              Portfolio     Portfolio      Portfolio      Portfolio      Portfolio
                                                              ---------     ---------      ---------     -----------  --------------

NET ASSET VALUE, BEGINNING OF PERIOD                         $  10.512       $  9.897      $   10.084     $  10.003     $    10.215
                                                             ---------       --------      ----------     ---------     -----------

          INCOME FROM INVESTMENT OPERATIONS
              Net investment income                              0.057          0.459           0.081         0.124           0.096
              Net realized and unrealized gains
               (losses)                                          0.843          0.102           0.771         1.304           0.755
                                                             ---------       --------      ----------     ---------     -----------
          Total from investment operations                       0.900          0.561           0.852         1.428           0.851
                                                             ---------       --------      ----------     ---------     -----------

          DISTRIBUTIONS
              Dividends from net investment income              (0.055)        (0.376)         (0.081)       (0.122)         (0.086)
              Distributions from net realized gains             (0.435)      ----              (0.113)       (0.197)         (0.021)
              Distributions in excess of net
                investment income                             ----           ----               +          ----            ----
              Return of capital distributions                 ----           ----            ----          ----            ----
                                                             ---------       --------      ----------     ---------     -----------
          Total distributions                                   (0.490)        (0.376)         (0.194)       (0.319)         (0.107)

                                                             ---------       --------      ----------     ---------     -----------
NET ASSET VALUE, END OF PERIOD                               $  10.922       $ 10.082      $   10.742     $  11.112     $    10.959
                                                             ---------       --------      ----------     ---------     -----------

TOTAL RETURN                                                     8.65%*         5.68%*          8.52%*       14.35%*          8.44%*
                                                             ---------       --------      ----------     ---------     -----------

RATIOS/SUPPLEMENTAL DATA:
       Net Assets, end of period (In millions)               $  14.7         $  5.8        $   23.8       $  16.8       $    15.6

       RATIOS TO AVERAGE NET ASSETS (1):
          Expenses                                             0.95%**        0.65%**         0.85%**       0.75%**         0.95%**
          Net investment income                                0.87%**        5.94%**         1.35%**       1.56%**         1.43%**

       PORTFOLIO TURNOVER RATE                                 102.4%         181.3%          123.9%         35.5%          48.2%
       AVERAGE COMMISSION RATE PAID (2)                       $0.0371          N/A          $0.0406       $0.0323        $0.0107




(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

       Ratio of Expenses to Average Net Assets:                2.68%**        1.52%**        1.70%**        1.23%**         3.80%**

       Ratio of Net Investment Income to Average
         Net Assets:                                          (0.86%)**       5.07%**        0.50%**        1.08%**        (1.42%**)


(2)    Average commission rate paid is computed by
       dividing   the  total   dollar   amount  of
       commissions  paid  during the period by the
       total number of shares  purchased  and sold
       during  the  period  for which  commissions
       were charged.


+      Amount is less than .0005
*      Non-annualized
**     Annualized
N/A    Not Applicable




                             See notes to financial statements







                                                                                   MONEY MARKET
                                                                                    PORTFOLIO
                                        -------------------------------------------------------------------------------------------
                                                                                                                       JULY 1, 1991
                                                                                                                   (COMMENCEMENT OF
                                                                YEARS ENDED DECEMBER 31,                                 INVESTMENT
     BOND DEBENTURE                                             ------------------------                              OPERATIONS) TO
      PORTFOLIOS                            1996          1995           1994          1993          1992         DECEMBER 31, 1991
      -----------                      --------------------------------------------------------------------------------------------

     $    10.098                      $      1.00    $     1.00    $      1.00   $      1.00   $      1.00          $          1.00
      ----------                       ----------    ----------    -----------   -----------   -----------          ---------------


           0.345                            0.053         0.059          0.041         0.032         0.038                    0.027
           0.949                             ----          ----           ----          ----          ----                     ----
      ----------                       ----------    ----------    -----------   -----------   -----------          ---------------
           1.294                            0.053         0.059          0.041         0.032         0.038                    0.027
      ----------                       ----------    ----------    -----------   -----------   -----------          ---------------


          (0.342)                          (0.053)       (0.059)        (0.041)       (0.032)       (0.038)                  (0.027)
          (0.080)                            ----          ----           ----          ----          ----                     ----
            ----                             ----          ----           ----          ----          ----                     ----
            ----                             ----          ----           ----          ----          ----                     ----
      ----------                       ----------    ----------    -----------   -----------   -----------          ---------------
          (0.422)                          (0.053)       (0.059)        (0.041)       (0.032)       (0.038)                  (0.027)

      ----------                       ----------    ----------    -----------   -----------   -----------          ---------------
     $    10.970                      $      1.00   $      1.00   $       1.00  $       1.00   $      1.00          $          1.00
      ----------                       ----------    ----------    -----------   -----------   -----------          ---------------

          12.89%*                          5.42%         6.01%          4.23%         3.24%         3.88%                    2.75%*
      ----------                       ----------    ----------    -----------   -----------   -----------          ---------------


     $     7.7                        $     31.0    $      34.4   $      75.9   $       6.6    $      4.0           $          5.4


           0.85%**                          0.11%         0.11%          0.10%         0.10%         0.10%                   0.09%**
           7.26%**                          5.31%         5.68%          4.37%         3.23%         3.63%                   5.11%**

          58.1%                              N/A           N/A            N/A           N/A           N/A                      N/A
        $0.0677                              N/A           N/A            N/A           N/A           N/A                      N/A








          2.05%**                            0.74%         0.64%          0.68%         0.86%         1.30%                  1.11%**

          6.06%**                            4.68%         5.25%          3.79%         2.47%         2.43%                  4.10%**





                        See notes to financial statements










COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

FOR SHARES HELD THROUGHOUT THE PERIODS INDICATED


                                                                                                 QUALITY INCOME
                                                                                                   PORTFOLIO
                                                                    ---------------------------------------------------------------


                                                                                            YEARS ENDED DECEMBER 31,

                                                                      1996     1995     1994     1993     1992     1991     1990
                                                                    ---------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                              $   10.871 $  9.815 $ 10.886 $ 10.699 $ 10.618 $  9.969 $  9.930
                                                                    -------- -------- -------- -------- -------- -------- --------

          INCOME FROM INVESTMENT OPERATIONS
              Net investment income                                    0.651    0.667    0.603    0.641    0.696    0.753    0.713
              Net realized and unrealized gains (losses)              (0.359)   1.056   (1.071)   0.518    0.081    0.649    0.039
                                                                    -------- -------- -------- -------- -------- -------- --------
          Total from investment operations                             0.292    1.723   (0.468)   1.159    0.777    1.402    0.752
                                                                    -------- -------- -------- -------- -------- -------- --------

          DISTRIBUTIONS
              Dividends from net investment income                    (0.471)  (0.667)  (0.603)  (0.641)  (0.696)  (0.753)  (0.713)
              Distributions from net realized gains                   (0.002)    ----     ----   (0.331)    ----     ----     ----
              Distributions in excess of net investment income          ----     ----     ----     ----     ----     ----     ----
              Return of capital distributions                           ----     ----     ----     ----     ----     ----     ----
                                                                    -------- -------- -------- -------- -------- -------- --------
          Total distributions                                         (0.473)  (0.667)  (0.603)  (0.972)  (0.696)  (0.753)  (0.713)
                                                                    -------- -------- -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                                    $   10.690 $ 10.871 $  9.815 $ 10.886 $ 10.699 $ 10.618 $  9.969
                                                                    -------- -------- -------- -------- -------- -------- --------

TOTAL RETURN                                                            2.82%   17.99%  (4.33%)   11.04%    7.61%   14.71%    7.99%
                                                                    -------- -------- -------- -------- -------- -------- --------

RATIOS/SUPPLEMENTAL DATA:
       Net Assets, end of period (In millions)                    $     51.3 $   41.4 $   33.9 $   51.1 $   24.1 $   6.8  $    6.1

       RATIOS TO AVERAGE NET ASSETS (1):
          Expenses                                                      0.60%    0.60%    0.59%    0.60%    0.60%    0.60%    0.74%
          Net investment income                                         6.06%    6.42%    5.69%    5.82%    6.87%    7.45%    7.64%

       PORTFOLIO TURNOVER RATE                                         320.3%   219.5%   177.6%   318.4%   231.9%    12.9%    59.3%
       AVERAGE COMMISSION RATE PAID (2)                                 N/A      N/A      N/A      N/A      N/A      N/A      N/A




(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

       Ratio of Expenses to Average Net Assets:                         0.71%    0.75%    0.68%    0.70%    0.88%    1.10%    1.53%

       Ratio of Net Investment Income to Average Net Assets:            5.95%    6.27%    5.60%    5.73%    6.59%    6.96%    6.85%


(2) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged.



*        Non-annualized
**       Annualized
N/A      Not Applicable

                        See notes to financial statements






                                                                  -----------------
                                                                  DECEMBER 11, 1989
                                                                    COMMENCEMENT OF
                                                                         INVESTMENT
                                                                     OPERATIONS) TO
                                                                  DECEMBER 31, 1989
                                                                  -----------------

NET ASSET VALUE, BEGINNING OF PERIOD                                       $ 10.000
                                                                            -------

          INCOME FROM INVESTMENT OPERATIONS
              Net investment income                                           0.043
              Net realized and unrealized gains (losses)                     (0.070)
                                                                            -------
          Total from investment operations                                   (0.027)
                                                                            -------

          DISTRIBUTIONS
              Dividends from net investment income                           (0.043)
              Distributions from net realized gains                            ----
              Distributions in excess of net investment income                 ----
              Return of capital distributions                                  ----
                                                                            -------
          Total distributions                                                (0.043)
                                                                            -------
NET ASSET VALUE, END OF PERIOD                                             $  9.930
                                                                            -------

TOTAL RETURN                                                                 (0.27%)*
                                                                            -------

RATIOS/SUPPLEMENTAL DATA:
       Net Assets, end of period (In millions)                             $    2.5

       RATIOS TO AVERAGE NET ASSETS (1):
          Expenses                                                             0.70%**
          Net investment income                                                7.83%**

       PORTFOLIO TURNOVER RATE                                                  0.0%
       AVERAGE COMMISSION RATE PAID (2)                                        N/A




(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

       Ratio of Expenses to Average Net Assets:                                 9.15%**

       Ratio of Net Investment Income to Average Net Assets:                   (0.62%**)


(2) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged.



*        Non-annualized
**       Annualized
N/A      Not Applicable



                        See notes to financial statements


















                                STOCK INDEX
                                 PORTFOLIO
------------------------------------------------------------------------------------------------
                                                                              NOVEMBER 1, 1991
                                                                              (COMMENCEMENT OF
                         YEARS ENDED DECEMBER 31,                                   INVESTMENT
                                                                                OPERATIONS) TO
      1996          1995          1994          1993          1992           DECEMBER 31, 1991
  ---------------------------------------------------------------------------------------------

$     13.844   $  10.587    $    11.115    $    10.552    $   10.572          $        10.000
  ----------    ----------    ----------    ----------    ----------               ----------


       0.286         0.260         0.311         0.205         0.172                    0.038
       2.797         3.637        (0.337)        0.726         0.477                    0.534
  ----------    ----------    ----------    ----------    ----------               ----------
       3.083         3.897        (0.026)        0.931         0.649                    0.572
  ----------    ----------    ----------    ----------    ----------               ----------


      (0.284)       (0.260)       (0.311)       (0.205)       (0.210)                ----
      (0.517)       (0.380)       (0.185)       (0.163)       (0.459)                ----
       ----          ----          ----          ----          ----                  ----
       ----          ----         (0.006)        ----          ----                  ----
  ----------    ----------    ----------    ----------    ----------               ----------
      (0.801)       (0.640)       (0.502)       (0.368)       (0.669)                ----

  ----------    ----------    ----------    ----------    ----------               ----------
$     16.126   $    13.844   $    10.587   $    11.115   $    10.552          $        10.572
  ----------    ----------    ----------    ----------    ----------               ----------

       22.48%        36.87%       (0.11%)        8.84%         6.22%                    5.70%*
  ----------    ----------    ----------    ----------    ----------               ----------


$       86.6   $      86.0   $     36.8    $     91.3    $     35.0           $          6.8


       0.60%         0.61%         0.58%         0.60%         0.59%                    0.40%**
       1.77%         2.41%         2.23%         2.29%         2.54%                    3.02%**

        1.3%          3.9%         47.1%         44.1%         85.7%                    ----
     $0.0333          N/A           N/A           N/A           N/A                      N/A








          0.67%         0.78%         0.80%         0.74%         1.21%                    1.84%**

          1.70%         2.24%         2.01%         2.15%         1.92%                    1.58%**





                               GROWTH AND INCOME
                                   PORTFOLIO
--------------------------------------------------------------------------------
                                                                     MAY 1, 1992
                                                                (COMMENCEMENT OF
                        YEARS ENDED DECEMBER 31,                      INVESTMENT
                                                                  OPERATIONS) TO
    1996              1995            1994              1993   DECEMBER 31, 1992
--------------------------------------------------------------------------------
$ 12.512        $   10.306        $   11.170        $   10.282        $   10.000
--------        ----------        ----------        ----------        ----------


   0.243             0.224             0.331             0.182             0.125
   2.007             3.089            (0.864)            1.371             0.444
--------        ----------        ----------        ----------        ----------
   2.250             3.313            (0.533)            1.553             0.569
--------        ----------        ----------        ----------        ----------


  (0.241)           (0.232)           (0.323)           (0.182)           (0.125)
  (0.535)           (0.875)           (0.008)           (0.483)           (0.162)
    ----              ----              ----              ----              ----
    ----              ----              ----              ----              ----
--------        ----------        ----------        ----------        ----------
  (0.776)           (1.107)           (0.331)           (0.665)           (0.287)

--------        ----------        ----------        ----------        ----------
$ 13.986        $   12.512        $   10.306        $   11.170        $   10.282
--------        ----------        ----------        ----------        ----------

   18.18%            32.24%           (4.54%)            15.01%             5.67%*
--------        ----------        ----------        ----------        ----------

$   31.6        $     19.7        $     10.9        $      6.5        $      2.6


    0.70%             0.69%             0.70%             0.69%             0.70%**
    1.99%             2.05%             3.47%             1.84%             2.27%**

   113.0%            180.1%            326.0%            135.9%             99.9%
 $0.0566              N/A               N/A               N/A               N/A








    1.02%             1.19%             1.49%             2.05%             3.69%**

    1.67%             1.55%             2.68%             0.47%           (0.73%)**





                       See notes to finanacial statements



COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

For shares held throughout the periods indicated




                                                                                               HIGH YIELD
                                                                                              PORTFOLIO
                                                                  ------------------------------------------------------------------


                                                                                      YEARS ENDED DECEMBER 31,

                                                                    1996          1995          1994          1993          1992
                                                                  ------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                              $  10.446   $     9.823   $    11.287   $    10.445  $     10.410
                                                                  ---------   -----------   -----------   -----------   -----------

          INCOME FROM INVESTMENT OPERATIONS
              Net investment income                                   0.952         0.949         0.978         1.028         1.250
              Net realized and unrealized gains (losses)              0.187         0.621        (1.464)        1.170         0.658
                                                                  ---------   -----------   -----------   -----------   -----------
          Total from investment operations                            1.139         1.570        (0.486)        2.198         1.908
                                                                  ---------   -----------   -----------   -----------   -----------

          DISTRIBUTIONS
              Dividends from net investment income                   (0.954)       (0.947)       (0.978)       (1.028)       (1.250)
              Distributions from net realized gains                   ----          ----          ----         (0.328)       (0.623)
              Distributions in excess of net investment income       (0.005)        ----          ----          ----          ----
              Return of capital distributions                         ----          ----          ----          ----          ----
                                                                  ---------   -----------   -----------   -----------   -----------
          Total distributions                                        (0.959)       (0.947)       (0.978)       (1.356)       (1.873)

                                                                  ---------   -----------   -----------   -----------   -----------
NET ASSET VALUE, END OF PERIOD                                    $  10.626   $    10.446  $      9.823   $    11.287   $    10.445
                                                                  ---------   -----------   -----------   -----------   -----------

TOTAL RETURN                                                          11.29%        16.69%        (4.52%)       21.98%        19.12%
                                                                  ---------   -----------   -----------   -----------   -----------

RATIOS/SUPPLEMENTAL DATA:
       Net Assets, end of period (In millions)                    $   41.1    $      36.5  $       19.7   $      18.8   $       5.4

       RATIOS TO AVERAGE NET ASSETS (1):
          Expenses                                                     0.85%         0.86%         0.86%         0.84%         0.87%
          Net investment income                                        8.89%         9.50%         9.48%         8.97%        11.67%

       PORTFOLIO TURNOVER RATE                                        117.3%        118.9%        200.1%        213.1%        157.4%
       AVERAGE COMMISSION RATE PAID (2)                                N/A           N/A           N/A           N/A           N/A



(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

       Ratio of Expenses to Average Net Assets:                        1.04%         1.09%         1.16%         1.38%         1.79%

       Ratio of Net Investment Income to Average Net Assets:           8.70%         9.27%         9.18%         8.43%        10.75%


(2) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged.



                                                                                ----------------------------------------------------
                                                                                                                   DECEMBER 11, 1989
                                                                                                                    (COMMENCEMENT OF
                                                                                                                          INVESTMENT
                                                                                                                      OPERATIONS) TO
                                                                                      1991          1990           DECEMBER 31, 1989
                                                                                --------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                              $     9.073   $     9.974           $     10.000
                                                                                  -----------   -----------            -----------

          INCOME FROM INVESTMENT OPERATIONS
              Net investment income                                                     1.124         1.085                  0.053
              Net realized and unrealized gains (losses)                                1.337        (0.901)                (0.026)
                                                                                  -----------   -----------            -----------
          Total from investment operations                                              2.461         0.184                  0.027
                                                                                  -----------   -----------            -----------

          DISTRIBUTIONS
              Dividends from net investment income                                     (1.124)       (1.085)                (0.053)
              Distributions from net realized gains                                     ----          ----                   ----
              Distributions in excess of net investment income                          ----          ----                   ----
              Return of capital distributions                                           ----                                 ----
                                                                                  -----------   -----------            -----------
          Total distributions                                                          (1.124)       (1.085)                (0.053)

                                                                                  -----------   -----------            -----------
NET ASSET VALUE, END OF PERIOD                                                    $    10.410   $     9.073           $      9.974
                                                                                  -----------   -----------            -----------

TOTAL RETURN                                                                            28.31%         1.86%                  0.23%*
                                                                                  -----------   -----------            -----------

RATIOS/SUPPLEMENTAL DATA:
       Net Assets, end of period (In millions)                                    $       3.8   $      2.9            $       2.5

       RATIOS TO AVERAGE NET ASSETS (1):
          Expenses                                                                       0.86%         1.01%               0.95%**
          Net investment income                                                         11.31%        11.43%               9.67%**

       PORTFOLIO TURNOVER RATE                                                          147.6%         28.3%                0.0%
       AVERAGE COMMISSION RATE PAID (2)                                                  N/A           N/A                  N/A



(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

       Ratio of Expenses to Average Net Assets:                                          1.91%         2.42%                 9.42%**

       Ratio of Net Investment Income to Average Net Assets:                            10.25%        10.01%                 1.19%**


(2) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged.




*        Non-annualized
**       Annualized
N/A      Not Applicable



                        See notes to financial statements









                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996



1.  SIGNIFICANT ACCOUNTING POLICIES

Cova Series Trust (the "Trust") (formerly the Van Kampen Merritt Series Trust) is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Trust offers eleven portfolios to its policyholders for investment, each of which operates as a distinct investment vehicle of the Trust. J.P. Morgan Investment Management Inc. manages the Small Cap Stock Portfolio, Quality Bond Portfolio, Select Equity Portfolio, Large Cap Stock Portfolio, and International Equity Portfolio. Lord Abbett & Co. manages the Bond Debenture Portfolio. Van Kampen American Capital Investment Advisory Corporation manages the Money Market Portfolio, Quality Income Portfolio, Stock Index Portfolio, Growth and Income Portfolio, and the High Yield Portfolio. Depending on the policyholder's contract, not all portfolios are available to all policyholders.

The Trust commenced operations on December 11, 1989 with the Quality Income Portfolio and High Yield Portfolio. The Money Market Portfolio commenced operations on July 1, 1991. The Stock Index Portfolio commenced operations on November 1, 1991. The Growth and Income Portfolio commenced operations on May 1, 1992. The Small Cap Stock Portfolio, Quality Bond Portfolio, Select Equity Portfolio, Large Cap Stock Portfolio, International Equity Portfolio and Bond Debenture Portfolio commenced operations on April 2, 1996.

The preparation of financial statements in conformity with generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Funds.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.


A. SECURITY VALUATION - Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. If there was no sale on such day, the securities are valued at the mean between the most recently quoted bid and asked prices. Investments in securities not listed on a securities exchange are valued based on their last quoted bid price or, if not available, their fair value as determined in good faith by the Board of Trustees. Domestic fixed income investments are stated at values using the mean between the most recently quoted bid and asked prices. Foreign fixed income securities are valued at their sale price as of the close of such securities exchange. If such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees are used. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost. For the Money Market Portfolio, investments are valued at amortized cost, which approximates market value. Under this valuation method, a portfolio instrument is valued at cost and any discount or premium is amortized on a straight line basis to the maturity of the investment. Futures contracts and options are valued based upon their daily settlement prices.







                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996




B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Funds may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Funds will maintain in a segregated account with their custodian assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Dividend income is recorded on the ex-dividend date and interest income and expenses are recorded when earned or incurred, respectively.

D. FEDERAL INCOME TAXES - It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, to its shareholders. Accordingly, the Funds have not recorded a provision for federal income taxes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. As a result, distributions may differ from net investment income and net realized capital gains due to timing differences, primarily from wash sales and net realized capital losses recognized subsequent to October. For the Quality Income, Stock Index and Growth and Income Portfolios, net realized gains and losses may differ for financial and tax reporting purposes primarily as a result of timing differences related to open futures transactions at year end.

The Funds utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 1996, the accumulated capital loss carryforwards and expiration dates by Fund were as follows: Quality Bond $34,027 expiring in 2004, Money Market $75,184 expiring in 2002, Quality Income $1,975,700 expiring in 2002 and 2004, and High Yield $983,144 expiring in 2002.

E. DISTRIBUTION OF INCOME AND GAINS - The Funds, except the Money Market Portfolio, declare, pay and automatically reinvest dividends semi-annually from net investment income. The Money Market Portfolio declares dividends from net investment income daily and automatically reinvests such dividends daily.

Net realized gains, if any, are distributed annually. Distributions are automatically reinvested in the Funds as additional shares. Distributions from net realized gains for book purposes may include short-term capital gains and gains from futures transactions which may be characterized as ordinary income for tax purposes.






                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996




F. DERIVATIVES - A derivative financial instrument, in general terms, is a security whose value is "derived" from the value of an underlying asset, reference rate or index. The Funds have various reasons to use derivative instruments, such as to attempt to protect the Portfolios against possible changes in the market value of its investments or to generate potential gains. All of the Funds' holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation of investments. Upon disposition, a realized gain or loss is recognized accordingly.

The primary risks associated with the use of these financial instruments for hedging purposes are (a) an imperfect correlation between the change in market value of the other securities held by the Funds and the change in market value of these financial instruments, and (b) the possibility of an illiquid market. As a result, the use of these financial instruments may involve, to a varying degree, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The following are brief descriptions of derivative instruments held by the Funds.

         a. FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Funds generally invest in stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

         b. OPTIONS CONTRACTS - An option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Funds to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

Purchases of put and call options are recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Fund will realize a loss equal to the premium paid. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.







                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996



F.  DERIVATIVES - CONTINUED
The premium received for a written option is recorded as a liability. The liability is marked-to-market based on the option's quoted daily settlement price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security which the Fund purchased.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, the Fund could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

         c. FORWARD FOREIGN CURRENCY CONTRACTS - The International Equity Portfolio may enter into forward foreign currency contracts to hedge its portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Fund, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

G. FOREIGN CURRENCY TRANSLATION - Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange at the end of the period. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.




                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996



G.  FOREIGN CURRENCY TRANSLATION - CONTINUED
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

H. REPURCHASE AGREEMENTS - The Funds may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Fund acquires securities and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Fund accrues as interest the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Fund enters into a repurchase agreement, the value of the underlying security including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the underlying security including accrued interest will continue to be at least equal to the value of the repurchase agreement.


I. REVERSE REPURCHASE AGREEMENTS - The Funds may enter into reverse repurchase agreements with selected commercial banks or broker-dealers. In a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities but pays interest to the counter-party based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing liquid assets having a value not less than the repurchase price (including accrued interest). If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.


2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has entered into an investment advisory agreement with Cova Investment Advisory Corporation (the "Adviser") (formerly Oakbrook Investment Advisory Corporation), pursuant to which the Adviser manages the investment operations of the Trust's affairs. The Adviser has entered into sub-advisory agreements with J.P. Morgan Investment Management Inc., Lord Abbett & Co. and Van Kampen American Capital Investment Advisory Corporation ( the "Sub-advisers") for investment advisory services in connection with the investment or management of the portfolios of the Funds. The Adviser supervises the Sub-advisers' performance of advisory services and will make recommendations



                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996


2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
to the Board of Trustees with respect to the retention or renewal of the sub-advisory agreements. The Adviser pays the Sub-advisers and bears the cost of compensating officers of the Trust.

Under the terms of the Funds' investment advisory agreement, the Funds pay the Adviser a monthly fee based on the average daily net assets as follows:



   Fund                          Average Daily Net Assets            % Per Annum

   Small Cap Stock               ________________________            .85 of 1%


   Quality Bond                  First $75 Million                   .55 of 1%
                                 Over $75 Million                    .50 of 1%

   Select Equity                 First $50 Million                   .75 of 1%
                                 Over $50 Million                    .65 of 1%


   Large Cap Stock               ________________________            .65 of 1%


   International Equity          First $50 Million                   .85 of 1%
                                 Over $50 Million                    .75 of 1%

   Bond Debenture                ________________________            .75 of 1%


   Money Market                  First $500 Million                  .50 of 1%
                                 Over $500 Million                   .40 of 1%

   Quality Income                First $500 Million                  .50 of 1%
                                 Over $500 Million                   .45 of 1%

   Stock Index                   _________________________           .50 of 1%


   Growth and Income             First $500 Million                  .60 of 1%
                                 Over $500 Million                   .50 of 1%


   High Yield                    First $500 Million                  .75 of 1%
                                 Over $500 Million                   .65 of 1%










                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996


2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

The Adviser has voluntarily waived its monthly advisory fee for the Money Market Portfolio. In addition, the Adviser has voluntarily waived or otherwise reimbursed the Funds for their operating expenses, exclusive of brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes, or other extraordinary expenses, to the extent that they exceed .10% of the average daily net assets of each Fund.

Cova Variable Annuity Accounts One and Five are separate investment accounts offered by Cova Financial Services Life Insurance Co. and Cova Financial Life Insurance Co. (collectively "Cova Life"), respectively. At December 31, 1996, Cova Variable Annuity Accounts One and Five owned all shares of beneficial interest of the Funds.


3.  CAPITAL TRANSACTIONS

Transactions in shares were as follows:

                             Small Cap Stock     Quality Bond     Select Equity
                             Portfolio           Portfolio        Portfolio
                             Period ended        Period ended     Period ended
                             December 31,        December 31,     December 31,
                                 1996*              1996*            1996*
                                 -----              -----            -----

Beginning Shares               500,000            500,000            500,000
                               -------            -------            -------
Shares Sold                    986,571            364,502          1,868,411
Shares Issued through
    Dividend Reinvestment        1,363              6,904              2,403
Shares Repurchased            (146,551)          (295,930)          (152,077)
                              --------           --------           --------
Net Increase in Shares
    Outstanding                841,383             75,476          1,718,737
                               -------             ------          ---------
Ending Shares                1,341,383            575,476          2,218,737
                             =========            =======          =========


* Portfolio commenced operations April 2, 1996.





                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996



3.  CAPITAL TRANSACTIONS - CONTINUED


                             Large Cap Stock    International    Bond Debenture
                             Portfolio          Equity           Portfolio
                                                Portfolio

                             Period ended       Period ended     Period ended
                             December 31,       December 31,     December 31,
                               1996*               1996*           1996*
                               -----               -----           -----

Beginning Shares            1,500,000               500,000         50,000
                            ---------               -------         ------
Shares Sold                   101,577             1,367,780        714,357
Shares Issued through
    Dividend Reinvestment       6,843                 3,673          1,514
Shares Repurchased            (99,049)             (446,255)       (67,324)
                              -------              --------        -------
Net Increase in Shares
Outstanding                     9,371               925,198        648,547
                                -----               -------        -------
Ending Shares               1,509,371             1,425,198        698,547
                            =========             =========        =======

* Portfolio commenced operations April 2, 1996.


                                                   Money Market Portfolio                       Quality Income Portfolio
                                            Year ended           Year  ended                 Year ended         Year ended
                                            December 31,         December 31,               December 31,        December 31,
                                              1996                   1995                     1996                  1995
                                              ----                   ----                     ----                  ----
Beginning Shares                            34,458,054             75,996,424              3,807,302             3,457,435
                                            ----------             ----------              ---------             ---------
Shares Sold                                 34,135,639             27,981,115              2,174,582             2,141,344
Shares Issued through
    Dividend Reinvestment                    1,778,758              3,052,192                130,798               238,868
Shares Repurchased                         (39,342,379)           (72,571,677)            (1,311,585)           (2,030,345)
                                            ----------             ----------              ---------             ---------
Net Increase/(Decrease)in
    Shares Outstanding                      (3,427,982)           (41,538,370)               993,795               349,867
                                            ----------             ----------              ---------             ---------
Ending Shares                               31,030,072             34,458,054              4,801,097             3,807,302
                                            ==========             ==========              =========             =========





                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996



3.  CAPITAL TRANSACTIONS - CONTINUED



                                                 Stock Index Portfolio                    Growth and Income Portfolio

                                         Year ended               Year ended             Year ended           Year ended
                                         December 31,             December 31,           December 31,         December 31,
                                            1996                     1995                   1996                 1995
                                            ----                     ----                   ----                 ----
Beginning Shares                          6,210,939               3,477,141              1,576,436             1,061,698
                                          ---------               ---------              ---------             ---------
Shares Sold                                 513,644               3,889,063                780,898               489,524
Shares Issued through
    Dividend Reinvestment                    53,172                 271,456                 15,904               126,226
Shares Repurchased                       (1,410,166)             (1,426,721)              (114,339)             (101,012)
                                          ---------               ---------              ---------             ---------
Net Increase /(Decrease)
in Shares Outstanding                      (843,350)              2,733,798                682,463               514,738
                                          ---------               ---------              ---------             ---------
Ending Shares                             5,367,589               6,210,939              2,258,899             1,576,436
                                          =========               =========              =========             =========



                                             High Yield  Portfolio

                                       Year ended               Year ended
                                       December 31,             December 31,
                                          1996                     1995
                                        ---------               ---------
Beginning Shares                        3,495,538               2,000,944
                                        ---------               ---------
Shares Sold                             2,395,207               1,420,820
Shares Issued through
    Dividend Reinvestment                 159,825                 267,010
Shares Repurchased                     (2,186,069)               (193,236)
                                        ---------               ---------
Net Increase in Shares
   Outstanding                            368,963               1,494,594
                                        ---------               ---------
Ending Shares                           3,864,501               3,495,538
                                        =========               =========







                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996



4.  INVESTMENT TRANSACTIONS
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term notes, for the year ended December 31, 1996 were as follows:


                                                                      Purchases
                                   ---------------------------------------------------------------
Portfolio:                              Government            Non-Government           Total
----------                              ----------            --------------           -----


Small Cap Stock *                   $            0            $  20,413,446       $   20,413,446
Quality Bond *                          12,479,739                3,385,357           15,865,096
Select Equity *                                  0               35,961,685           35,961,685
Large Cap Stock *                                0               20,771,532           20,771,532
International Equity *                           0               18,038,698           18,038,698
Bond Debenture *                         1,580,349                7,873,836            9,454,185
Quality Income                          88,679,109               81,773,017          170,452,126
Stock Index                                      0                1,074,698            1,074,698
Growth and Income                                0               35,159,878           35,159,878
High Yield                                 532,344               46,299,471           46,831,815


                                                                        Sales
                                   ---------------------------------------------------------------
Portfolio:                              Government            Non-Government            Total
----------                              ----------            --------------            -----

Small Cap Stock *                   $             0           $   8,168,870         $   8,168,870
Quality Bond *                            9,715,520                 420,224            10,135,744
Select Equity *                                   0              13,940,399            13,940,399
Large Cap Stock *                                 0               5,587,771             5,587,771
International Equity *                            0               4,068,092             4,068,092
Bond Debenture *                            404,125               1,794,602             2,198,727
Quality Income                           80,823,465              76,250,786           157,074,251
Stock Index                                       0               9,739,036             9,739,036
Growth and Income                                 0              27,410,399            27,410,399
High Yield                                  501,641              40,091,831            40,593,472

* Portfolio commenced operations April 2, 1996.







                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996


4.  INVESTMENT TRANSACTIONS - CONTINUED
At December 31, 1996, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Portfolio was as follows:


                                        Federal               Gross                Gross
Portfolio:                              Income              Unrealized           Unrealized
                                       Tax Cost            Appreciation        (Depreciation)
                                       --------            ------------        --------------

Small Cap Stock                   $   12,929,870         $   1,186,516        $  (733,417)
Quality Bond                           5,625,025                68,921             (5,664)
Select Equity                         22,593,075             1,318,250           (351,881)
Large Cap Stock                       15,571,232             1,961,411           (379,448)
International Equity                  14,010,278             1,271,448           (395,869)
Bond Debenture                         7,335,661               304,708            (21,835)
Money Market                          31,179,953                   ---                ---
Quality Income                        52,712,989               731,435            (61,300)
Stock Index                           62,783,434            28,241,602           (998,408)
Growth and Income                     29,014,877             4,340,354           (333,874)
High Yield                            41,060,464             1,196,777           (170,337)


The Quality Income Portfolio invests in reverse repurchase agreements for cash management purposes. The average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 1996 was $2,111,585 at a weighted average interest rate of 4.64%. The maximum amount of borrowing during the year was $7,219,713 (including accrued interest).







                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996


5.  FUTURES CONTRACTS

Transactions in futures contracts for the year ended December 31, 1996, were as follows:


                                                      Quality Income     Stock Index   Growth and Income
                                                        Portfolio         Portfolio        Portfolio
                                                        ---------         ---------        ---------

Futures Contracts Outstanding at December 31, 1995         0                  11                 2

     Contracts Opened                                     25                  64                15
     Contracts Closed                                      0                 (70)              (13)
                                                     -------             -------            ------
Futures Contracts Outstanding at December 31, 1996        25                   5                 4
                                                     =======             =======            ======



The futures contracts outstanding as of December 31, 1996 and the description and unrealized appreciation (depreciation) were as follows:

                                                                                                      Unrealized
                                                                               Notional              Appreciation /
                                                               Contracts        Value                (Depreciation)
                                                               ---------        -----                --------------
Quality Income Portfolio:
             U.S. Long Bond (CBT)
             March 1997 - Sales to Close                          25          $  2,815,625             $  10,156


 Stock Index Portfolio:
             S&P 500 Index Futures
             March 1997 - Buys to Open                            5           $  1,861,250             $  (33,790)

Growth & Income Portfolio:
            S&P 500 Index Futures
            March 1997 - Buys to Open                             4           $  1,489,000             $  (15,650)







                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996


6.  OPTION CONTRACTS

The Stock Index Portfolio's transactions in options for the year ended December 31, 1996, were as follows:

OPTIONS PURCHASED                                  CONTRACTS          PREMIUM
-----------------                                  ---------          -------
Options Outstanding at December 31, 1995                18       $      39,699
     Options Purchased                                  61              93,460
     Options Terminated in Closing                     (79)           (133,159)
                                                   -------          ----------
Options Outstanding at December 31, 1996                 0       $           0
                                                   =======          ==========

OPTIONS WRITTEN                                    CONTRACTS          PREMIUM
---------------                                    ---------          -------
Options Outstanding at December 31, 1995                18       $    (16,401)
     Options Written                                    61           (136,524)
     Options Terminated in Closing                     (79)           152,925
                                                   -------         ----------
Options Outstanding at December 31, 1996                 0       $          0
                                                   =======         ==========


The Growth and Income Portfolio's transactions in options for the year ended December 31, 1996, were as follows:

OPTIONS WRITTEN                                   CONTRACTS        PREMIUM
---------------                                   ---------        -------
Options Outstanding at December 31, 1995                  0   $         0
     Options Written                                  2,003        (4,940)
     Options Expired                                 (2,003)        4,940
                                                   --------      --------
Options Outstanding at December 31, 1996                  0   $         0
                                                   ========      ========






                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996


7.  FORWARD FOREIGN CURRENCY CONTRACTS

Open foreign forward currency contracts for the International Equity Portfolio at December 31, 1996 were as follows:

Forward Foreign Currency Contracts to Buy:


                                                                              Value at               In              Unrealized
     Settlement                                                             December 31,          Exchange          Appreciation/
        Date               Contracts to Receive                                 1996             for U.S. $         (Depreciation)
        ----               --------------------                                 ----             ----------         --------------
     1/13/97              464,494     Deutsche Mark                         $  299,801          $  305,000         $      (5,199)
      1/3/97               26,000     French Franc                               4,966               4,953                    13
     1/13/97              985,764     French Franc                             188,398             195,000                (6,602)
      1/3/97                9,000     Irish Punt                                15,160              15,057                   103
     1/13/97           41,294,162     Japanese Yen                             356,264             372,000               (15,736)
      1/3/97                9,000     Netherlands Guilder                        5,172               5,152                    20
      1/3/97               39,000     New Zealand Dollar                        27,561              27,554                     7
      1/3/97            4,100,000     Spanish Peseta                            31,355              31,274                    81

Forward Foreign Currency Contracts to Sell:

                                                                              Value at               In               Unrealized
     Settlement                                                             December 31,          Exchange          Appreciation/
        Date                Contracts to Deliver                                1996             for U.S. $         (Depreciation)
        ----                --------------------                                ----             ----------         --------------
     1/13/97               789,020     Deutsche Mark                       $  509,262           $  519,142             $   9,880
     1/13/97             2,090,450     French Franc                           399,525              406,307                 6,782
     1/13/97            93,735,907     Japanese Yen                           808,702              836,964                28,262





                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996


8.  MORTGAGE AND ASSET BACKED SECURITIES
The Quality Income and Quality Bond Portfolios invest in Mortgage and Asset Backed Securities. A Mortgage Backed Security (MBS) is a pass-through security created by pooling and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies -- Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC) or Federal Home Loan Bank (FHLB).

A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBSs. The Quality Income and Quality Bond Portfolios also invest in REMICs (Real Estate Mortgage Investment Conduits) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages with the most stable cash flow and the lowest prepayment risk.

Asset Backed Securities are similar to MBSs but made up of pools of other assets, such as credit card receivables, which are grouped together for investment purposes. Payments of principal and interest on the securities are made from the cash flows of the group of assets.